UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Payden & Rygel

333 South Grand Avenue, Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS

•	Chairman’s Letter

i	Morningstar Ratings™

ii	Management Discussion and Analysis

1	Portfolio Highlights & Investments

32	Statements of Cash Flows

33	Statements of Assets & Liabilities

37	Statements of Operations

41	Statements of Changes in Net Assets

49	Notes to Financial Statements

57	Financial Highlights

66	Independent Auditors’ Report

67	Trustees & Officers

Annual Report

Dear Shareholders

Payden & Rygel, the investment adviser to Paydenfunds, was established 20 years ago on September 12, 1983 after a period in the financial markets where interest rates were approaching 20 percent and many thought that inflation might reach 25 percent. Today, we find ourselves faced with a different economic landscape. Now managing $50 billion for individuals and institutions around the globe, our mission has remained the same: to provide independent advice to our clients.

The Paydenfunds were founded in 1992 as a no-load fund family with the Payden Global Fixed Income Fund. Many of the strategies that Payden & Rygel has successfully managed for its institutional clients, including pension funds, foundations and endowments, were replicated to make the firm’s expertise available to all investors. Paydenfunds now consists of 18 stock and bond mutual funds for clients to choose from, which represent approximately $3 billion of the assets under management. The funds are important investment vehicles for Payden & Rygel as they incorporate the strategies that we provide to many large institutional clients. Our shareholders are also of utmost importance to us, as we believe that personal service and trust are paramount.

The news that has surfaced over the past two months regarding fraudulent late trading and market timing practices in the mutual fund industry must be very unsettling to you as a shareholder. We are pleased to confirm that we do not engage, and have never engaged, in such practices. As an independently owned investment management firm, our only income is derived from managing assets, resulting in no conflicts with other businesses or holdings. Our culture, our mission statement and our value system—which we diligently impart to all employees—has allowed us to avoid these problems. We want to assure you that we will continue to be vigilant in this area and thank you for your confidence and trust.

All of us here at Paydenfunds wish you and your family a happy and healthy 2004.

Best wishes,

Joan A. Payden

Chairman & CEO

Payden & Rygel Investment Group

October 31, 2003

	Overall	3 Year Rating	5 Year Rating	Morningstar Category	Number of Funds
Paydenfund					Overall	3 Year	5 Year

Core Bond		5	4	Intermediate-term bond	626	626	502

GNMA		4		Intermediate government	283	283

High Income		4	4	High yield bond	326	326	239

Opportunity Bond		5	4	Intermediate-term bond	626	626	502

Short Bond		4	4	Short-term bond	197	197	163

Small Cap Leaders		4		Small growth	483	483

Tax-Exempt Bond		3	4	Municipal national intermediate	157	157	136

U.S. Government		4	4	Short government	132	132	121

An overall rating is based on a weighted average of the fund’s ratings for the three-, five-, and ten-year periods, if applicable.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars and the next 22.5% receive four stars. Highly rated funds are defined as those that have a four or five star Morningstar rating. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Morningstar is a registered trademark of Morningstar, Inc. and is not affiliated with Paydenfunds.

FIXED-INCOME MARKETS

The war with Iraq occupied the market’s attention for most of the first half of the fiscal year, sending bond prices higher when threats of terrorism sent investors on a flight-to-quality and reversing course when the war ended relatively quickly and those threats were reduced. After the conclusion of the war, weak economic fundamentals captured the market’s focus. Unemployment reached an eight-year high, retail sales declined, and the manufacturing sector continued its contraction. This fueled an impressive bond rally through April and May with rates reaching new generational lows by early June.

The Federal Reserve maintained an accommodative policy throughout this period, however as economic data began to show some stability in June, the Federal Open Market Committee changed its economic outlook to one of “balance” between inflation and growth. Their interest rate cut of 0.25%, rather than the widely expected 0.50% was a disappointment to the fixed income markets. This sent bond prices into a downward spiral further fueled by an unfavorable technical environment where mortgage-related selling reduced demand for bonds and a growing federal budget deficit increased supply. Yields increased dramatically from mid-June until early September.

Uncertainty regarding the strength of the economic recovery continued to make for a choppy market in the early fall. In September, bonds recovered nearly half of the value they lost during the summer months, only to promptly give back most of this recovery as economic indicators exceeded expectations in October.

Short Duration Strategies

Money market interest rates fell during the fiscal year ended October 31, 2003, as the Federal Reserve Board reduced the overnight lending rate by 0.75% to 1.00%. In this environment, the Bunker Hill Money Market Fund returned 1.07%, which compares to 0.70% for the average money market return as measured by the iMoneyNet Money Fund Report or the 0.51% of the Lipper Money Market Index. The Fund was structured to benefit from declining short-term interest rates by targeting a longer average maturity profile.

The Payden Limited Maturity Fund generated a return of 1.33% for the fiscal year compared to its benchmark return of 1.24% for the Merrill Lynch 90-Day Treasury Bill Index. The Fund’s longer average days to maturity position was rewarded as interest rates fell for securities with maturities of one year and under. In addition, yield-enhancing corporate and asset-backed securities contributed favorably to returns.

Two-year interest rates began the year in a declining trend, but retraced their path to end the year slightly higher. In this volatile environment, the Payden Short Bond Fund produced a 2.56% return for the fiscal year compared to 2.01% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. Positive relative returns from corporate and asset-backed holdings helped to mitigate the impact of rising interest rates in the latter half of the period. The Fund’s exposure to BBB-rated corporate bonds added to performance. Short maturity BBB corporate bonds significantly outperformed all other short investment-grade securities during the year. Fund strategists continue to believe that these bonds should participate in an improving economy to a greater extent than their higher rated counterparts.

Rising interest rates and holdings of mortgage-backed securities negatively impacted the performance of the Payden U.S. Government Fund. For the fiscal year ended October 31, 2003 the Fund returned 1.28% compared to 2.15% for its benchmark, the Merrill Lynch 1-5 Year Treasury Index. Interest rates soared in the month of July due to improving economic fundamentals. The rise in interest rates caused mortgage-backed securities to extend duration. As mortgage durations extended, mortgage holders sold U.S. Treasuries to offset the extension, which caused interest rates to rise further. This negative cycle caused mortgages to significantly lag other fixed-income assets. Going forward, Fund strategists have mitigated exposure to the mortgage-backed area by reallocating the portfolio into higher yielding mortgages with a greater average life stability in what they believe will continue to be a volatile interest rate environment.

Intermediate Duration Strategies

The Payden GNMA Fund returned 3.08% for the fiscal year ended October 31, 2003. The Fund’s benchmark, the Merrill Lynch GNMA Master Index, returned 3.06% over the same period.

v

Over the past year, the Fund was managed to protect against prepayment fears in a low interest rate environment. The Fund was overweight lower coupons and seasoned mortgage pools that had fewer proclivities to refinance. Today, the mortgage market, through significant consumer refinancing, is structurally more balanced with respect to prepayment risk. As a result, Fund strategists view the prospect of prepayment risk versus extension risk as fairly even, and have therefore structured the Fund to maximize yield while aiming to protect principal if interest rates were to rise. The Fund owns primarily current coupon mortgages in order to maximize yield and temper price volatility in a rising interest rate scenario.

For the fiscal year ended October 31, 2003, the Payden Core Bond Fund performed in-line with its benchmark, the Lehman Aggregate benchmark, returning 4.76% versus the benchmark return of 4.91%. There were several reasons for this. First, for the first seven months of the fiscal year, interest rates were on a steady decline. Anticipating what would happen beyond the summer months, Fund strategists believed that the economy would not grow at the rapid clip anticipated by pundits, and that the Federal Reserve Board was not likely to raise interest rates as long as jobs were being lost and inflation remained flat. Strategists perceived a range-bound interest-rate outlook and maintained a slightly long to neutral duration throughout the remainder of the fiscal year. In fact, interest rates rose sharply in July, the largest monthly increase in history. This negative tone was exacerbated by a concern that mortgages would start to extend in maturity since the refinancing boom would no longer be cost effective. These factors tended to hurt Fund performance relative to the benchmark due to the Fund’s longer duration position. Balancing this, however, was the decision by Fund strategists to increase the percentage weighting in higher-yielding corporate bonds. The strategy of increasing holdings in these lower-rated but still investment grade securities during the year paid off as they outperformed other sectors.

In addition to the traditional fixed-income sectors, the Payden Opportunity Bond Fund invests in “core plus” sectors, including the high yield and emerging markets, each of which posted very strong returns in excess of 20% over the fiscal year ended October 31, 2003. This propelled the Fund to a return of 6.86% for the period, versus the Lehman Aggregate benchmark return of 4.91%. Balancing the rise in interest rates in July was the exceptional performance of high-yield and emerging markets. In some respects, this was a natural rebound from prior years of underperformance, but the strong recovery is a good indication of the resilience of these sectors and investors’ appetite and willingness to seek ways to add both yield and diversification to their investment portfolios.

Global Strategies

The U.S. growth story has been the major theme throughout 2003 in global fixed-income markets as a strong U.S. economy is viewed as necessary for sustained growth globally. Although gross domestic product indicators in many of the G-7 countries have recently posted more robust figures, the lack of job creation has prompted many investors to question the optimistic outlook. Global Central Banks are generally biased towards accommodative policy in an effort to stimulate growth and reinflate the world economy.

Since its final rate reduction to 2.00% in June, the European Central Bank has repeatedly stated “rates are appropriate for now” with a bias to remaining accommodative on the monetary policy front as the big three (France, Germany, and Italy) plus the Netherlands have posted gross domestic product numbers that indicate they are in a recession.

The Payden Global Fixed Income Fund returned 3.94% for the fiscal year ended October 31, 2003, versus the Citigroup World Bond Index – Hedged which returned 2.63% or the Lehman U.S. Treasury Index which returned 2.74% over the same period. The Fund remains constructive on yields in Euroland, given growth and inflation forecasts, and has maintained a modest overweight in the region. The Fund also maintained its allocation to below investment-grade sectors comprised of U.S. dollar denominated credit and sovereign securities. Credit securities outperformed government bonds in the broad market sell-off. The gradually improving outlook for business combined with the continuing demand for yield keeps these sectors well supported. Both of these tactical allocations enhanced the Fund’s performance.

The Payden Global Short Bond Fund returned 6.06% during the 12-month period ended October 31, 2003, compared to the 2.01% return for its benchmark, the Merrill Lynch 1-3 year Treasury Index. The Fund’s positive relative performance was primarily due to its exposure to credit markets. The emerging-market asset classes benefited from record inflows during the period as the search for yield continued in a low interest rate environment. Improving technical and credit fundamentals also supported the Fund’s investments in select high-grade corporate securities in the United States, Europe and “transition countries” such as Mexico, Chile and Malaysia.

High-Yield Strategies

The U.S. high-yield bond market generated a strong performance during the fiscal year ended October 31, 2003. The drivers were both technical and fundamental in nature. From a fundamental perspective, the high-yield market witnessed a dramatic decline in the default rate from 9.3% in October 2002 to the current 5.7%. The market cycled through the difficult deals, primarily telecom-related, that were completed in the late 1990s during the bubble. The new issue market has been very disciplined in rejecting aggressive deals with excessive leverage and flawed business plans. On the technical front, the market has witnessed tremendous capital inflows, with high-yield mutual fund inflows in excess of $17.5 billion from January through October 2003.

For the fiscal year ended October 31, 2003, the Payden High Income Fund was up 21.55%. The Fund’s higher quality bias with a focus on the upper-tier BB/B-rated segment of the market did, however, cause the Fund to under perform its benchmark. The Merrill Lynch High Yield Index was up 31.95% during the corresponding period, with a significant portion of performance driven by the CCC-rated segment, the riskiest segment in the high yield market. These bonds, which comprise 15% of the Index, were up 67.5% during this period, as investors with higher risk appetites (such as distressed debt and hedge funds) bid up this segment to high levels. Much of the underperformance is attributable to the Fund’s underweight exposure to this risky segment.

Emerging-Market Strategies

The emerging-market asset class has been a very strong performer over the fiscal year ended October 31, 2003. Emerging-market bond yields spreads contracted by approximately 3.0% during this period, ending the fiscal year at a 4.8% premium to U.S. Treasuries. All regions posted very strong returns, supported by positive macroeconomic and political fundamentals, as well as by record inflows caused by the search for yield. Latin America was the best performing region, as political volatility and default risk in Brazil declined substantially. President Lula was able to maintain fiscal responsibility and the new government made progress on implementing necessary economic reforms. In Central and Eastern Europe, credit fundamentals continued to improve and the rating agencies upgraded several countries, including Russia, which was raised to investment grade by Moody’s. Almost 50% of the emerging-market universe is now in investment grade territory.

The Payden Emerging Market Bond Fund returned 19.31% over the fiscal year, as compared to the 23.90% return for the J.P. Morgan EMBI Global Diversified Index. The Fund’s strategy has been to overweight Latin America, Eastern Europe and Russia and underweight Asia. The CCC-rated, not-rated and defaulted debt sectors have outperformed the rest of the market, supported by unprecedented demand from investors looking for added yield. The Fund, however, does not focus on this area of the market and favors countries with improving fundamentals.

Tax Exempt Strategies

The tax-exempt market posted attractive returns for the fiscal year ended October 31, 2003, despite experiencing significant volatility along the way. A variety of sources contributed to this volatility including U.S. monetary policy, economic fundamentals, and geopolitical issues.

An imbalance between supply and demand at times magnified the volatility in interest rates. The volume of issuance in seven of the last twelve months was the highest it has been in those months over the past two decades. During the months of June and July, when many investors were sitting on the sidelines, state and local governments saturated the market with record-breaking issuance. After the rise in interest rates, issuance dropped off significantly. Towards the end of the year when investors began stepping back into the market, this lack of supply helped municipal bonds outperform their U.S. Treasury counterparts.

For the fiscal year ended October 31, 2003, one-year tax-exempt yields declined by 0.55%, five-year yields declined by 0.26% and 30-year yields declined by 0.10%. The one disappointing spot in the curve was the 10-year area, where yields actually increased slightly. As short-term rates remained anchored at very low levels, investors sought higher yielding alternatives to money market funds and purchased bonds in two- to seven-year maturities. The steep slope of the yield curve attracted investors to 20-year and longer maturities. This left a void in demand for intermediate-maturity bonds and yields there languished.

The Payden Short Duration Tax Exempt Fund returned 2.26%, while its benchmark, the Lehman 1-Year General Obligation Index, returned 2.51% for the fiscal year. The Fund is well diversified across sectors and geographic regions and maintains a high-

quality bias to enhance liquidity. The modest duration overweight serves to enhance its yield, as the short end of the yield curve remains historically steep.

The Payden Tax Exempt Bond Fund posted a 3.71% return for the fiscal year, versus the 4.91% return by its benchmark, the Lehman Quality Intermediate Index. The Fund’s modestly longer duration position added positively to performance during the market rally. However, the intermediate focus detracted from returns. Increased cash flows also diminished performance. The high credit-quality focus largely insulated the Fund’s holdings from credit-spread volatility during the year.

The Payden California Municipal Income Fund posted an annual return of 3.80% while its benchmark, the Lehman California Intermediate Index, returned 5.01%. The Fund’s intermediate focus provided comparable returns to its peers. However, the overweight in 10-year maturities relative to the index detracted from performance. Fund strategists continue to maintain an underweight in state-related credits, and remain concerned about the state of California’s continued budget deficit problems and the uncertainties related to the plans of the new gubernatorial administration in the wake of Governor Davis’ recall.

EQUITY MARKETS

After three consecutive down years, U.S. markets seem to have turned the corner with an impressive year in 2003. The market got off to a slow start this fiscal year as geopolitical events and corporate mistrust deterred many investors. However, after hitting year-to-date lows on March 11, indexes surged amid optimism that the lowest interest rates in 45 years and significant tax cuts would help accelerate economic growth. Additional stimulus to the market included a weaker dollar, which encouraged sales of U.S. goods abroad, and an increase in consumer confidence due to the end of major conflict in Iraq and lower energy prices. Beaten down technology stocks, weak performers the last three years, led the way this year, as investors bet that they would be the first to benefit from a recovering economy. Many of the technology stocks that have posted strong performance are former high-flying “bubble” stocks such as Amazon and Yahoo. Economic releases, though choppy, continued to improve. Positive economic comments by the Federal Reserve, improving manufacturing numbers, and increased productivity have all helped give the market a boost. Even the employment numbers, a major topic of concern for many economists, slowly began to improve towards the end of 2003, an encouraging sign for markets going forward.

Paydenfunds’ equity funds are actively managed with a focus on companies with positive earnings and strong fundamentals. Over time, this emphasis has paid off. The firm’s positioning of the various portfolios was aggressive for most of the fiscal year. Funds were typically fully invested with overweight in the technology sector. Despite the market’s strong recent advance, Fund strategists expect the market to continue to climb as the economy slowly strengthens.

The Payden Growth & Income Fund, which is comprised of large-cap value stocks, returned 14.81% for the fiscal year ended October 31, 2003. The Fund underperformed its benchmark, the Standard & Poor’s 500 BARRA Value Index, which returned 24.79%. The Fund trailed its benchmark this year as dividend-yielding stocks, which make up the portfolio, significantly lagged non- or low-dividend-yielding securities. Still, the Fund benefited from strong performances from financial stocks, such as J.P. Morgan Chase and Citigroup. Telecom stocks, such as SBC Communications and AT&T, hurt the Fund’s performance.

The Payden U.S. Growth Leaders Fund, which is comprised of large-cap growth stocks, returned 21.44% for the fiscal year. The Fund outpaced its benchmark, the Russell 1000 Growth Index, which returned 17.09% for the fiscal year. As the economy and consumer sentiment improved this year, the Fund benefited from holdings with strong earnings momentum. Success stories in the Fund included Amazon.com, a large holding throughout the year. The Internet retailer continued to improve productivity and to lower prices for its growing customer base. Pfizer and Johnson & Johnson hurt the Fund as healthcare stocks under performed the benchmark.

Small-cap stocks once again outperformed the S&P 500 Index this fiscal year, as they have for the past five years due to superior earnings growth from these niche companies. The Payden Small Cap Leaders Fund, which returned 22.90% for the fiscal year, lagged the 43.37% return of the Russell 2000 Growth Index. The Fund’s focus on companies with positive earnings and strong, proven fundamentals hurt the Fund as beaten down technology shares, many with negative earnings, led the benchmark. Strong performers included Lexer Media, a maker of flash memory for the growing digital camera market, and women’s casual clothing store, Chico’s.

The Payden Market Return Fund returned 21.72% during the fiscal year ended October 31, 2003, outperforming the S&P 500 Stock Index, the Fund’s benchmark by 0.98%. The Fund employs a strategy of using S&P 500 futures to achieve index returns and short-term bonds to outperform the futures’ financing costs. Two factors contributed to the Fund’s positive performance: efficient trading of the index futures to minimize financing costs, and fund strategists’ emphasis on protecting the Fund from rising interest rates while investing in short-term bonds with attractive yields.

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The Fund seeks a high level of total return that is consistent with preservation of capital, by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity of less than three years.

Credit Quality

AAA	25%
AA	5%
A	12%
BBB	39%
BB	18%
B	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Bulgaria (US$) (3%)
3,257,143	Bulgaria Government Bond, 1.937%, 7/28/12	$3,178
Canada (US$) (0%)
300,000	Pacifica Papers Inc., 10.00%, 3/15/09	316
Chile (US$) (5%)
4,550,000	Republic of Chile, 6.875%, 4/28/09	5,128
Croatia (US$) (3%)
2,870,706	Croatia, 2.00%, 7/31/06	2,866
France (Euro) (0%)
200,000	France Telecom, 8.25%, 3/14/08	263
France (US$) (1%)
150,000	France Telecom, 8.45%, 3/1/06	168
390,000	Total S.A., 5.75%, 9/29/05	477
Germany (Euro) (4%)
1,905,000	Bundesobligation, 4.00%, 2/16/07	2,269
1,630,000	Bundesobligation, 5.00%, 2/17/06	1,984
Malaysia (US$) (2%)
1,600,000	Petronas, 7.125%, 10/18/06	1,788
300,000	Tenaga Nasional, 7.625%, 4/29/07	340
Mexico (US$) (8%)
1,300,000	Banco Nacional, 7.25%, 2/2/04	1,318
900,000	Grupo Televisa S.A., 8.625%, 8/8/05	992
2,300,000	Pemex Project Funding Master Trust, 8.50%, 2/15/08	2,626
3,600,000	United Mexican States, 8.625%, 3/12/08	4,219
Netherlands (Euro) (2%)
200,000	Deutsche Telekom, 5.25%, 5/20/08	242
350,000	Koninklijke KPN NV, 7.25%, 4/12/06	444
395,000	Olivetti Finance NV, 5.875%, 1/24/08	489
420,000	Siemens Financeierings, 5.00%, 7/4/06	510
400,000	Unilever NV, 5.125%, 6/7/06	487
Netherlands (US$) (1%)
750,000	Aegon NV, 1.33%, 5/13/05	750
150,000	Deutsche Telekom, 8.25%, 6/15/05	164
Panama (US$) (3%)
2,900,000	Republic of Panama, 8.25%, 4/22/08	3,201
Russia (US$) (5%)
4,450,000	Russian Federation, 10.00%, 6/26/07	5,236
South Africa (US$) (2%)
1,800,000	Republic of South Africa, 9.125%, 5/19/09	2,165

Principal or Shares	Security Description	Value (000)

United States (Euro) (3%)
400,000	Bank of America Corp., 5.25%, 6/27/06	$489
400,000	BMW U.S. Capital LLC, 2.75%, 2/10/06	462
156,000	Clear Channel Communication, 6.50%, 7/7/05	190
475,000	Coca-Cola Enterprises, 5.875%, 3/8/07	591
320,000	DaimlerChrysler NA Holdings, 5.625%, 1/16/07	389
350,000	Hewlett-Packard Co., 5.25%, 7/5/06	425
400,000	Morgan Stanley Dean Witter, 5.25%, 3/16/06	486
475,000	Procter & Gamble Co., 5.75%, 9/26/05	581
United States (US$) (54%)
600,000	ACE Ltd., 6.00%, 4/1/07	647
340,000	AdvancePCS, 8.50%, 4/1/08	372
425,000	Allied Waste NA, 7.625%, 1/1/06	448
650,000	American Electric Power, 6.125%, 5/15/06	698
325,000	American Standard, 7.375%, 4/15/05	341
450,000	AmerisourceBergen Corp., 8.125%, 9/1/08	487
440,000	AT&T Corp., 7.00%, 11/15/06	487
600,000	AT&T Wireless Services Inc., 7.50%, 5/1/07	673
450,000	Autonation Inc., 9.00%, 8/1/08	512
600,000	Bank One Corp., 6.875%, 8/1/06	666
650,000	Bellsouth Corporation, 5.00%, 10/15/06	691
200,000	British Sky Broadcasting, 8.20%, 7/15/09	234
650,000	Conoco Funding 5.45%, 10/15/06	699
600,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	640
325,000	D.R. Horton Inc., 10.50%, 4/1/05	354
500,000	Disney (Walt) Company, 6.75%, 3/30/06	546
335,000	Dominion Resources Inc/VA, 7.625%, 7/15/05	365
400,000	Echostar DBS Corp. 144A, 4.41%, 10/1/08 (b)	411
600,000	EOP Operating LP, 6.625%, 2/15/05	633
300,000	Erac USA Finance Co. 144A, 8.25%, 5/1/05 (b)	325
350,000	Felcor Lodging LP, 10.00%, 9/15/08	378
3,000,000	FHLB Disc. Note, 0%, 11/05/03	3,000
4,750,000	FHLMC, 0%, 11/19/03	4,748
3,750,000	FNMA Disc. Note 0%, 12/10/03	3,746
425,000	Ford Motor Credit 6.875%, 2/1/06	445
650,000	FPL Group Capital Inc., 3.25%, 4/11/06	658
450,000	Gap Inc., 6.90%, 9/15/07	489
600,000	General Mills Inc., 5.125%, 2/15/07	639
600,000	General Motors Acceptance Corp., 6.125%, 9/15/06	634

11	Paydenfunds

Principal or Shares	Security Description	Value (000)

500,000	Georgia-Pacific Corp., 7.50%, 5/15/06	$528
475,000	Grant Prideco Escrow, 9.00%, 12/15/09	513
325,000	Harrahs Operating Co., 7.875%, 12/15/05	350
260,000	HCA Inc., 7.00%, 7/1/07	281
200,000	HCA-Healthcare 7.125%, 6/1/06	215
400,000	Host Marriott Corp, 7.875%, 8/1/08	411
900,000	Hutchison Whampoa Finance, 6.95%, 8/1/07	1,001
440,000	Ingersoll-Rand, 6.25%, 5/15/06	479
750,000	Int’l Lease Finance Corp., 2.40%, 1/13/05	759
475,000	KB Home, 8.625%, 12/15/08	526
500,000	Kellogg Co., 6.00%, 4/1/06	538
350,000	L-3 Communications Corp., 8.00%, 8/1/08	363
425,000	Mandalay Resort Group, 10.25%, 8/1/07	490
300,000	Masco Corp., 6.75%, 3/15/06	328
750,000	MBNA America Bank, 5.375%, 1/15/08	797
750,000	Merrill Lynch & Co., 1.60%, 1/13/06	755
500,000	MGM Mirage Inc., 8.50%, 9/15/10	566
375,000	Morgan Stanley Group, 1.42%, 3/27/06	376
600,000	National Rural Utilities, 3.00%, 2/15/06	607
600,000	Norfolk Southern Corp., 7.35%, 5/15/07	681
475,000	Park Place Entertainment Corp., 7.875%, 12/15/05	504
475,000	Penney (JC) Co., 7.60%, 4/1/07	518
450,000	PHH Corp., 6.00%, 3/1/08	481
600,000	Progress Energy Inc., 6.75%, 3/1/06	653
500,000	Raytheon Co., 8.20%, 3/1/06	559
350,000	Royal Caribbean Cruises, 7.00%, 10/15/07	364
475,000	Ryland Group, 8.00%, 8/15/06	520
350,000	Sequa Corp., 9.00%, 8/1/09	385
600,000	Simon Property Group LP, 6.375%, 11/15/07	657
475,000	Smithfield Foods Inc., 8.00%, 10/15/09	525
350,000	Solectron Corp., 9.625%, 2/15/09	387
750,000	Sprint Capital Corp., 7.125%, 1/30/06	811
325,000	Starwood Hotels & Resorts, 6.75%, 11/15/05	342
100,000	Starwood Hotels & Resorts, 7.375%, 5/1/07	108
415,000	TCI Communications Inc., 6.875%, 2/15/06	451
300,000	Time Warner Inc., 7.75%, 6/15/05	325
350,000	Toll Brothers Inc., 8.25%, 2/1/11	389
325,000	Tricon Global Restaurant, 7.45%, 5/15/05	349
4,150,000	U.S. Treasury Note, 2.125%, 8/31/04	4,182
325,000	Unisys Corp., 8.125%, 6/1/06	356
300,000	Valero Energy Corp., 6.125%, 4/15/07	320
600,000	Verizon Global Funding Corp., 6.75%, 12/1/05	653
300,000	Viacom Inc., 7.75%, 6/1/05	327
450,000	Washington Mutual, 5.62%, 1/15/07	485
440,000	Waste Management Inc., 6.50%, 11/15/08	487
475,000	Bank of Scotland, 4.75%, 2/6/07	575
320,000	British Telecom, 6.375%, 2/15/06	396
350,000	Compass Group PLC, 6.00%, 5/29/09	440
470,000	NGG Finance PLC, 5.25%, 8/23/06	569
2,225,000	United Kingdom Gilt, 8.50%, 12/7/05	4,067
350,000	Vodafone Group PLC, 5.75%, 10/27/06	433

Principal or Shares	Security Description	Value (000)

Investment Companies (US$) (3%)
2,851,901	Bunker Hill Money Market Fund *	$2,852

Total (Cost - $102,594) (a) (99%)		105,233
Other Assets, net of Liabilities (1%)		1,386

Net Assets (100%)		$106,619

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,828
Unrealized depreciation	(189)

Net unrealized appreciation	$2,639

(b)	Security exempt from registration under rule 144(a) of the Securities Act of 1933.

Open Forward Currency Contracts

Delivery Date	Currency	Contact Price	Contract Value	Unrealized Appreciation (Depreciation)

Assets:
11/06/2003	Euro (Sell)	1.1685	$7,438	$41
11/06/2003	Euro (Sell)	1.1680	6,336	32

			$13,774	$73

Liabilities:
12/04/2003	Great Britain Pound (Sell)	1.6624	$4,139	$(75)

See notes to financial statements.

Annual Report	12

The Fund seeks a high level of total return by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity not exceeding ten years. Up to 25% may be below investment grade.

Credit Quality

AAA	77%
AA	6%
A	8%
BBB	2%
BB	3%
B	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Australian (Australian Dollar) (0%)
1,325,000	Australian Government, 6.25%, 4/15/15	$975
Austria (Japanese Yen) (1%)
239,000,000	Pfandbriefstelle der Oesterreichischen Landes-Hypothekenbanken, 1.60%, 2/15/11	2,244
Belgium (Euro) (2%)
4,085,000	Belgium Kingdom, 5.50%, 9/28/17	5,162
Brazil (US$) (0%)
307,853	Brazil C-Bond, 8.00%, 4/15/14	287
320,000	Federal Republic of Brazil, 11.50%, 3/12/08	354
150,000	Federal Republic of Brazil, 12.255%, 3/6/30	164
Bulgaria (US$) (0%)
192,857	Bulgaria Government Bond, 1.937%, 7/28/12	188
175,000	Bulgaria Government International Bond, 8.25%, 1/15/15	199
Canada (Canadian Dollar) (2%)
1,713,000	Canada Government 5.75%, 6/1/29	1,366
1,100,000	Canadian Government Bond, 5.25%, 6/1/12	862
2,585,000	Canadian Government Bond, 6.00%, 9/1/05	2,062
Canada (Japanese Yen) (1%)
245,000,000	Quebec Province, 1.60%, 5/9/13	2,253
Chile (US$) (0%)
100,000	Corp Nacional del Cobre de Chile-CODELCO, 6.375%, 11/30/12	107
Colombia (US$) (0%)
350,000	Colombia Government International Bond, 10.00%, 1/23/12	369
Croatia (US$) (0%)
92,937	Croatia, 2.00%, 7/31/06	93
Denmark (Danish Kroner) (1%)
12,150,000	Denmark Government Bond, 6.00%, 11/15/11	2,122
France (Euro) (8%)
9,750,000	France Government 6.50%, 4/25/11	13,079
2,500,000	French Treasury Note, 5.00%, 7/12/05	3,019
Germany (Euro) (9%)
160,000	Bundesobligation, 3.00%, 4/11/08	182
3,305,000	Bundesobligation, 4.00%, 2/16/07	3,937
2,440,000	Bundesobligation, 4.50%, 8/17/07	2,950
360,000	Bundesobligation, 4.50%, 8/18/06	435
885,000	Bundesobligation, 5.00%, 2/17/06	1,077
1,745,000	Deutsche Bundesrepublik, 3.75%, 1/4/09	2,039
1,418,000	Deutsche Bundesrepublik, 4.50%, 1/4/13	1,678
1,475,000	Deutsche Bundesrepublik, 5.00%, 1/4/12	1,812

Principal or Shares	Security Description	Value (000)

1,580,000	Deutsche Bundesrepublik, 5.50%, 1/4/31	$1,978
1,350,000	Deutsche Bundesrepublik, 6.25%, 1/4/30	1,857
Germany (Japanese Yen) (1%)
125,000,000	Bayerische Landesbank, 1.40%, 4/22/13	1,134
122,000,000	Landwirtsch Retenbank, 1.375%, 4/25/13	1,112
Greece (Euro) (4%)
6,120,000	Hellenic Republic, 5.90%, 10/22/22	7,850
Hong Kong (US$) (0%)
100,000	Hutchison Whampoa Int’l, 6.50%, 2/13/13	103
Japan (Japanese Yen) (2%)
244,000,000	Development Bank of Japan, 1.40%, 6/20/12	2,236
245,000,000	Development Bank of Japan, 1.70%, 9/20/22	2,123
Malaysia (US$) (0%)
100,000	Petronas Capital Ltd, 7.875%, 5/22/22	115
Mexico (US$) (1%)
100,000	Grupo Televisa SA, 8.00%, 9/13/11	110
125,000	Mexico Government International Bond, 8.30%, 8/15/31	139
100,000	Pemex Project Funding Master Trust, 8.50%, 2/15/08	114
150,000	United Mexican States, 8.125%, 12/30/19	165
200,000	United Mexican States, 8.375%, 1/14/11	235
Netherlands (Euro) (5%)
1,600,000	Netherlands Government Bond, 5.75%, 2/15/07	2,004
7,010,000	Netherlands Government Bond, 5.00%, 7/15/12	8,591
Netherlands (US$) (1%)
910,000	Koninklijke KPN NV, 8.00%, 10/1/10	1,085
Panama (US$) (0%)
300,000	Panama Government International Bond, 9.625%, 2/8/11	345
Peru (US$) (0%)
150,000	Peru Government International Bond, 4.50%, 3/7/17	133
150,000	Peru Government International Bond, 9.125%, 2/21/12	168
Philippines (US$) (0%)
150,000	Philippine Government International Bond, 9.50%, 10/21/24	167
200,000	Philippine Government International Bond, 9.875%, 1/15/19	208
Romania (Euro) (0%)
150,000	Romania Government International Bond, 10.625%, 6/27/08	212

13	Paydenfunds

Principal or Shares	Security Description	Value (000)

Russia (US$) (1%)
100,000	Mobile Telesystems, 9.75%, 1/30/08	$107
350,000	Russia Government International Bond, 5.00%, 3/31/30	326
60,000	Russian Federation, 11.00%, 7/24/18	80
110,000	Russian Ministry of Finance, 3.00%, 5/14/06	106
100,000	Tyumen Oil, 11.00%, 11/6/07	113
South Africa (US$) (0%)
250,000	South Africa Government International Bond, 7.375%, 4/25/12	279
Spain (Euro) (5%)
7,885,000	Spain Government Bond, 5.15%, 7/30/09	9,800
Sweden (Swedish Krona) (1%)
12,770,000	Sweden Government Bond, 8.00%, 8/15/07	1,857
United States (Euro) (3%)
1,270,000	Citibank Credit Card Master Trust I, 4.50%, 8/25/04	1,505
890,000	Ford Motor Credit Co., 6.75%, 1/14/08	1,074
990,000	General Motors Acceptance Corp., 6.125%, 3/15/07	1,198
1,270,000	MBNA American European Structured Offerings, 4.375%, 8/19/04	1,503
United States (US$) (44%)
575,000	Allied Waste of North America, 7.875%, 1/1/09	599
550,000	Amkor Technologies Inc. 144A, 7.75%, 5/15/13 (b)	580
515,000	Boyd Gaming Corp., 7.75%, 12/15/12	545
1,090,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	1,163
6,480,000	Discover Card Master Trust, 1.18%, 4/15/08	6,484
1,060,000	Dominion Resources Inc/VA, 7.625%, 7/15/05	1,154
190,000	Equistar Chemicals LP/Equistar Funding Corp., 10.125%, 9/1/08	200
17,580,000	FHLB, 0%, 11/19/03	17,572
900,000	FNMA, 6.625%, 11/15/10	1,028
5,000,000	FNMA, 0%, 11/19/03	4,998
1,100,000	General Mills Inc., 5.125%, 2/15/07	1,171
575,000	Georgia-Pacific Corp., 8.125%, 5/15/11	623
4,330,000	Granite Mortgages PLC, 1.32%, 7/20/20	4,331
575,000	Host Marriott Corp, 7.875%, 8/1/08	591
550,000	Houghton Mifflin Co., 8.25%, 2/1/11	582
575,000	Insight Midwest LP/Insight Capital Inc., 10.50%, 11/1/10	599
500,000	Isle of Capri Casinos Inc., 8.75%, 4/15/09	529
575,000	KB Home, 8.625%, 12/15/08	637
1,050,000	Morgan Stanley, 5.30%, 3/1/13	1,066
5,000,000	NMOTR 2003-A A1, 1.18%, 9/15/08	5,000
253,000	Nuevo Energy Co., 9.50%, 6/1/08	266
580,000	Owens-Brockway, 8.875%, 2/15/09	628
580,000	PanAmSat Corp., 8.50%, 2/1/12	624
475,000	Saks Inc., 8.25%, 11/15/08	538
450,000	Sequa Corp., 9.00%, 8/1/09	495
3,915,855	SLM Student Loan Trust, 1.29%, 6/15/16	3,922
575,000	SPX Corp., 7.50%, 1/1/13	617
1,030,000	Suntrust Bank, 6.375%, 4/11/11	1,145
800,000	Toyota Auto Receivables Owner Trust, 1.14%, 3/15/07	800
480,000	TRW Automotive Inc, 9.375%, 2/15/13	542
900,000	U.S. Treasury Bond, 5.37%, 2/15/31	930
1,710,000	U.S. Treasury Bond, 5.50%, 8/15/28	1,766
2,000,000	U.S. Treasury Bond, 6.25%, 8/15/23	2,257
5,290,000	U.S. Treasury Bond, 7.25%, 5/15/16	6,556
2,200,000	U.S. Treasury Note, 1.625%, 3/31/05	2,204
4,795,000	U.S. Treasury Note, 2.625%, 5/15/08	4,700
1,175,000	U.S. Treasury Note, 4.00%, 11/15/12	1,157
775,000	U.S. Treasury Note, 4.375%, 8/15/12	787
740,000	U.S. Treasury Note, 4.875%, 2/15/12	781
6,000,000	U.S. Treasury Note, 5.75%, 11/15/05	6,464

Principal or Shares	Security Description	Value (000)

1,050,000	Unilever Capital Corp, 6.875%, 11/1/05	$1,146
575,000	United Auto Group Inc., 9.625%, 3/15/12	633
500,000	United Rentals, Inc., 10.75%, 4/15/08	558
1,060,000	Verizon Global Funding Corp., 6.75%, 12/1/05	1,154
990,000	Wal-Mart Stores Inc., 6.875%, 8/10/09	1,136
Ukraine (US$) (0%)
245,003	Ukraine Government International Bond, 11.00%, 3/15/07	271
United Kingdom (Great Britain Pound) (4%)
315,000	United Kingdom Gilt, 4.25%, 3/7/36	486
30,000	United Kingdom Gilt, 5.00%, 3/7/08	51
970,000	United Kingdom Gilt, 5.00%, 3/7/12	1,643
940,000	United Kingdom Gilt, 5.00%, 3/7/25	1,611
60,000	United Kingdom Gilt, 5.75%, 12/7/09	106
1,050,000	United Kingdom Gilt, 7.25%, 12/7/07	1,936
805,000	United Kingdom Gilt, 8.00%, 6/7/21	1,846
705,000	United Kingdom Gilt, 8.50%, 12/7/05	1,289
United Kingdom (US$) (1%)
1,090,000	Diageo Capital PLC, 3.50%, 11/19/07	1,092
Investment Companies (2%)
4,585,673	Bunker Hill Money Market Fund *	4,586

Total (Cost - $197,565) (a) (99%)		205,322
Other Assets, net of Liabilities (1%)		2,076

Net Assets (100%)		$207,398

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:
Unrealized appreciation	$8,373
Unrealized depreciation	(616)

Net unrealized appreciation	$7,757

(b)	Security exempt from registration under rule 144(a) of the Securities Act of 1933.

Open Forward Currency Contracts

Delivery Date	Currency	Contract Price	Contract Value	Unrealized Appreciation (Depreciation)

Assets:
11/06/2003	Euro (Sell)	1.1685	$45,420	$248
11/07/2003	Euro (Sell)	1.1680	36,687	181

			$82,107	$429

Liabilities:
11/05/2003	Australian Dollar (Sell)	0.6488	$902	$(84)
11/05/2003	Canadian Dollar (Sell)	1.4119	4,108	(292)
11/07/2003	Euro (Buy)	1.1680	5,840	(29)
11/07/2003	Euro (Buy)	1.1639	1,123	(1)
11/05/2003	Danish Kroner (Sell)	6.8200	2,085	(139)
12/04/2003	Great Britain Pound (Sell)	1.6624	9,342	(170)
11/07/2003	Japanese Yen (Sell)	110.6000	11,266	(74)
11/05/2003	Swedish Krona (Sell)	8.4610	1,856	(157)

			$36,552	$(946)

See notes to financial statements.

Annual Report	14

The Fund seeks a high level of total return by generally investing in below investment grade securities denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality

AAA	3%
A	4%
BBB	29%
BB	37%
B	27%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Brazil (15%)
1,700,000	Federal Republic of Brazil, 12.255, 3/6/30	$1,853
2,339,679	Brazil C-Bond, 8.00%, 4/15/14	2,183
3,750,000	Federal Republic of Brazil, 11.50%, 3/12/08	4,149
Bulgaria (8%)
1,937,143	Bulgaria Government Bond, 1.937%, 7/28/12	1,890
2,130,000	Bulgaria Government International Bond, 8.25%, 1/15/15	2,428
Chile (3%)
950,000	Corp Nacional del Cobre de Chile-CODELCO, 6.375%, 11/30/12	1,020
775,000	Celulosa Arauco 144A, 5.125%, 7/9/13 (b)	746
Colombia (7%)
1,050,000	Bavaria S.A. 144A, 8.875%, 11/1/10 (b)	1,032
2,340,000	Colombia Government International Bond, 10.00%, 1/23/12	2,467
Croatia (2%)
1,032,628	Croatia, 2.00%, 7/31/06	1,031
Hong Kong (2%)
1,000,000	Hutchison Whampoa Int’l, 6.50%, 2/13/13	1,034
Malaysia (2%)
900,000	Petronas Capital Ltd., 7.875%, 5/22/22	1,036
Mexico (13%)
1,200,000	Mexico Government International Bond, 8.30%, 8/15/31 (c)	1,333
1,000,000	Innova S de R.L. 144A, 9.375%, 9/19/13 (b)	995
1,730,000	United Mexican States, 8.375%, 1/14/11	2,030
1,500,000	United Mexican States, 8.125%, 12/30/19	1,651
910,000	Pemex Project Funding Master Trust, 8.50%, 2/15/08	1,039
Panama (6%)
2,800,000	Panama Government International Bond, 9.625%, 2/8/11	3,220
Peru (5%)
1,400,000	Peru Government International Bond, 9.125%, 2/21/12	1,567
1,350,000	Peru Government International Bond, 4.50%, 3/7/17	1,200

Principal or Shares	Security Description	Value (000)

Philippines (7%)
1,200,000	Philippine Government International Bond, 9.875%, 1/15/19	$1,247
975,000	Philippine Long Distance, 10.50%, 4/15/09	1,050
1,250,000	Philippine Government International Bond, 9.50%, 10/21/24	1,388
Russia (14%)
3,600,000	Russia Government International Bond, 5.00%, 3/31/30	3,357
1,080,000	Russian Ministry of Finance, 3.00%, 5/14/06	1,040
900,000	Russian Federation, 11.00%, 7/24/18	1,198
900,000	Tyumen Oil, 11.00%, 11/6/07	1,016
900,000	Mobile Telesystems, 9.75%, 1/30/08	961
South Africa (5%)
2,400,000	South Africa Government International Bond, 7.375%, 4/25/12	2,681
Ukraine (5%)
2,361,824	Ukraine Government International Bond, 11.00%, 3/15/07	2,614
United States (1%)
750,000	Jafra Cosmetics, 10.75%, 5/15/11	807
Venezuela (0%)
1,250	Venezuela Oil Warrants, 0.00%, 4/15/20	0
Investment Companies (5%)
2,715,422	Bunker Hill Money Market Fund *	2,715

Total (Cost - $53,613) (a) (100%)		53,978
Liabilities in excess of Other Assets (0%)		(15)

Net Assets (100%)		$53,963

15	Paydenfunds

*	Affiliated Investment

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$817
Unrealized depreciation	(452)

Net unrealized appreciation	$365

(b)	Security is exempt from registration under rule 144(a) of the Securities Act of 1933.

(c)	Security is held by the custodian in a segregated account.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation

Mexico Credit Default Swap	Aug-04	$400,000	$6
Romania CDS Credit Swap	Jun-08	2,400,000	136

		$2,800,000	$142

See notes to financial statements.

Annual Report	16

The Fund seeks growth of capital and some current income by generally investing half its assets in stocks known as the “dogs of the Dow” and the balance in exchange traded funds and other high dividend stocks.

Top 5 Company Holdings

J.P. Morgan Chase & Co.	6.1%
General Motors Corp.	5.6%
Altria Group, Inc.	5.5%
AT&T	5.5%
General Electric Co.	4.7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Common Stocks (96%)
Consumer Discretionary (6%)
69,900	General Motors Corp.	$2,983
Consumer Staples (5%)
63,000	Altria Group, Inc.	2,929
Energy (4%)
55,700	Exxon Mobil Corp.	2,037
Financial (10%)
90,400	J.P. Morgan Chase & Co.	3,245
44,700	Citigroup Inc.	2,119
Health Care (4%)
43,900	Merck & Co. Inc.	1,943
Industrial (5%)
86,700	General Electric Co.	2,515
Materials (4%)
57,000	DuPont De Nemours and Co.	2,303
Exchange Traded Funds (48%)
377,200	Ishares S&P 500	19,641
54,200	S&P 500 Depositary Receipt	5,708
Telecommunications (10%)
156,000	AT&T	2,900
95,800	SBC Communications	2,297

Total Common Stocks		50,620
Investment Companies (4%)
2,364,166	Bunker Hill Money Market Fund *	2,364

Total (Cost - $53,806) (a) (100%)		52,984
Other Assets, net of Liabilities (0%)		3

Net Assets (100%)		$52,987

*	Affiliated Investment

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,300
Unrealized depreciation	(3,122)

Net unrealized depreciation	$(822)

See notes to financial statements.

17	Paydenfunds

The Fund seeks a total return in excess of the S&P 500 Index by generally investing in investment grade debt securities and stock index futures.

Credit Quality

AAA	62%
AA	6%
A	16%
BBB	9%
BB	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Bonds and Notes (95%)
Asset Backed Securities (26%)
400,000	Aesop Funding LLC., 1.35%, 7/20/07	$402
400,000	AIGMT 2003-1 A, 1.42%, 11/15/07	400
200,000	American Express Credit Account 1999-5 B, 1.60%, 2/15/07	200
240,061	Ameriquest Mortgage Securities Inc., 1.53%, 2/25/33	240
120,060	Bear Stearns Mortgage Trust, 4.45%, 4/25/33	122
250,000	Bear Stearns Asset Backed Sec., 4.906%, 6/25/43	253
333,813	CIT Equipment Collateral, 3.97%, 12/21/09	337
345,342	CWL 2003-1 3A, 1.46%, 6/25/33	345
58,020	Capital Auto Receivables Asset Trust 7.28%, 9/15/05	58
200,000	Chase Credit Card Master Trust 2001-3 B, 1.46%, 9/15/06	200
300,000	Chase Funding Mortgage Loan, 1.45%, 11/25/32	300
242,292	Citicorp Mortgage Securities, Inc., 5.75%, 2/25/33	246
150,000	Citibank Credit Card Issuance Trust, 1.45%, 3/7/08	150
132,067	Fifth Third Mortgage Loan Trust, 3.78%, 11/19/32	133
150,000	Discover Card Master Trust, 1.47%, 4/15/08	150
200,000	Distribution Financial Services Floorplan Master, 1.51%, 4/15/07	200
150,000	First Bankcard Master Credit Card Trust, 2001-1A B, 1.54%, 11/15/06	150
259,777	First Horizon, 4.78%, 3/25/33	264
170,189	Ford Credit Auto Trust Trust, 2.48%, 12/15/04	171
300,000	Granite Mortgages, 1.35%, 1/20/20	300
300,000	Household Private Label Credit Card Master, 4.95%, 6/16/08	308
209,414	Lehman Brothers Floating Rate Commercial, 1.42%, 12/16/14	209
57,560	MFN Auto Receivables Trust, 5.07%, 6/15/07	58
30,269	MMCA Automobile Trust, 7.55%, 4/15/06	30
227,445	Mellon Residential Funding Corp., 1.55%, 8/15/32	228
225,000	Option One Mortgage Loan Trust 1.87%, 2/25/32	225
60,639	Provident Bank Equipment Lease Trust 2000-1A C, 1.97%, 11/25/11	61
350,000	Puma Finance Limited, 1.37%, 8/8/34	350
234,660	Structured Asset Mortgage Investments Inc., 3.35%, 3/25/32	236
184,197	SASC 2002-16A Class 2A1, 5.55%, 8/25/32	188
49,803	Washington Mutual, 2.92%, 3/25/33	50
95,524	Washington Mutual, 2.842%, 12/25/40	96
250,000	William Street Funding Corp., 1.47%, 4/23/06	250

Principal or Shares	Security Description	Value (000)

Corporate Bonds (30%)
175,000	Bank One Corp., 7.625%, 8/1/05	$191
100,000	Grupo Televisa S.A., 8.625%, 8/8/05	110
100,000	D.R. Horton, Inc., 8.00%, 2/1/09	112
100,000	Ryland Group, 8.00%, 8/15/06	110
200,000	Citicorp Inc, 0%, 11/18/03	200
100,000	Unisys Corp., 8.125%, 6/1/06	110
175,000	Aegon NV, 1.33%, 5/13/05	175
160,000	Alcoa Inc., 1.43%, 12/6/04	160
100,000	Allied Waste of North America, 7.875%, 1/1/09	104
100,000	American Electric Power, 6.125%, 5/15/06	107
175,000	American Express, 5.50%, 9/12/06	188
100,000	AmerisourceBergen Corp., 8.125%, 9/1/08	108
110,000	British Telecom Plc, 2.44%, 12/15/03	110
100,000	Chesapeake Energy Corp., 8.375%, 11/1/08	110
100,000	Cinergy Corp., 6.25%, 9/1/04	103
100,000	Mandalay Resort Group, 6.45%, 2/1/06	103
100,000	Comcast Cable Communications 8.125%, 5/1/04	103
175,000	Credit Suisse FB USA Inc., 1.42%, 6/19/06	175
90,000	DaimlerChrysler NA Holdings, 3.40%, 12/15/04	91
175,000	John Deere Capital Corp., 1.39%, 7/11/05	175
55,000	Walt Disney Co., 5.125%, 12/15/03	55
100,000	Dominion Resources Inc/VA, 7.625%, 7/15/05	109
100,000	EOP Operating LP, 6.50%, 1/15/04	101
60,000	Echostar DBS Corp. 144A, 4.41%, 10/1/08 (b)	62
200,000	FPL Group Capital Inc., 1.44%, 3/30/05	200
200,000	First Union Corporation, 1.49%, 3/31/05	201
100,000	Ford Motor Credit Co., 1.35%, 4/28/05	98
175,000	General Dynamics Corp., 1.36%, 9/1/04	175
150,000	General Electric Capital Corp., 1.314%, 2/3/06	150
100,000	GMAC, 3.03%, 5/19/05	101
160,000	Georgia Power Co., 1.26%, 2/18/05	160
100,000	Harrahs Operating Co., 7.875%, 12/15/05	108
150,000	IBM Corp., 1.27%, 9/10/04	150
170,000	Int'l Lease Finance Corp., 2.40%, 1/13/05	172
100,000	Intl Paper Co., 8.125%, 7/8/05	110
175,000	Lehman Brothers Holdings, 6.25%, 5/15/06	191
100,000	Masco Corp., 6.75%, 3/15/06	109
175,000	McDonald's Corporation, 5.15%, 7/1/04	179
180,000	Merrill Lynch & Co., 1.60%, 1/13/06	181
160,000	Morgan Stanley Group, 1.42%, 3/27/06	160
100,000	National Rural Utilities, 2.16%, 4/26/04	100
120,000	Nisource Finance Corp., 1.919%, 5/4/05	120
100,000	Panamsat Corporation, 6.375%, 1/15/08	102

Annual Report	18

Principal or Shares	Security Description	Value (000)

100,000	Park Place Entertainment Corp., 7.875%, 12/15/05	$106
400,000	Samsung Capital Auto, 1.48%, 5/23/08	400
160,000	Vodafone Group PLC, 7.625%, 2/15/05	172
100,000	Hutchison Whampoa Fin., 6.95%, 8/1/07	111
175,000	Countrywide Home Loan, 5.25%, 6/15/04	182
180,000	Goldman Sachs Group Inc., 1.34%, 4/20/06	180
100,000	Kellogg Co., 6%, 4/1/06	108
100,000	Starwood Hotels Resorts, 7.375%, 5/1/07	108
90,000	Time Warner Inc., 7.75%, 6/15/05	98
175,000	Conoco Inc., 5.90%, 4/15/04	179
100,000	Petronas, 7.125%, 10/18/06	112
100,000	Pemex Project Funding Master Trust, 8.50%, 2/15/08	114
100,000	Georgia-Pacific Corp., 7.50%, 5/15/06	106
100,000	Advancepcs, 8.50%, 4/1/08	110
100,000	Penney (JC) Co., 7.60%, 4/1/07	109
100,000	Autonation Inc., 9.00%, 8/1/08	114
100,000	Deutsche Telekom, 8.25%, 6/15/05	109
Foreign Government (3%)
128,571	Bulgaria Government Bond, 1.937%, 7/28/12	125
103,263	Croatia, 2.00%, 7/31/06	103
200,000	Republic of Chile, 6.875%, 4/28/09	225
100,000	Republic of Panama, 8.25%, 4/22/08	110
100,000	Republic of South Africa, 9.125%, 5/19/09	120
100,000	Russian Federation, 10.00%, 6/26/07	118
Mortgage Backed Securities (24%)
140,000	Bear Stearns Commercial Mortgage Security, 1.72%, 12/3/13	140
125,920	Bear Stearns ARM 2001-1 A3, 4.12%, 12/15/40	126
143,821	Countrywide Asset-Backed Certificates, 1.62%, 9/25/32	144
137,733	Countrywide Home Loans, 4.86%, 9/19/32	138
28,027	Drexel Burnham Lambert CMO Trust, 1.00%, 5/1/16	28
320,809	FHLMC #789347, 5.66%, 4/1/32	329
460,645	FNMA ARM #323682, 3.66%, 8/1/27 (c)	476
175,289	FNMA ARM #490626, 3.71%, 11/1/28 (c)	180
106,240	FNMA #654443, 5.96%, 7/1/32	108
604,326	FNMA #661027, 2.39%, 7/1/27 (c)	619
448,024	FNMA #665387, 2.43%, 8/1/32	459
422,026	FNMA, 5.11%, 5/25/42	437
298,005	FannieMae Whole Loan, 5.34%, 10/25/42	313
430,455	FNMA #705864, 3.64%, 6/1/33	438
385,213	FNMA #708712, 4.38%, 6/1/33	391
155,582	GNMA 2002-24, 1.67%, 4/16/32	156
78,536	Residential Asset Securitization Trust, 5.77%, 7/25/32	79
94,967	MARM 2001-1 A1, 5.78%, 9/25/31	95
176,254	Merrill Lynch Mortgage Investors Inc., 3.981%, 12/25/32	178
650,000	Residential Asset Mortgage Products, IO, 8.00%, 2/25/04	13
270,892	RFMSI 2003-S8 A1, 5.00%, 5/25/18	277
445,646	Salomon Brothers Mortgage Securities, 6.50%, 6/25/26	463
178,601	Sequoia Mortgage Trust, 1.52%, 10/20/27	179
72,062	WAMU 2000-1 M2, 1.92%, 1/25/40	72
353,865	Structured Asset Mortgage Investments Inc., 5.32%, 7/25/32	368
271,278	UMSC 1994-1 AM, 3.90%, 6/25/32	272
2,034,911	Washington Mutual IO, .653%, 11/26/07	13

Principal or Shares	Security Description	Value (000)

U.S. Government Agency (12%)
1,500,000	Freddie Mac, 0%, 12/04/03	$1,499
1,000,000	FNMA Discount Note, 0%, 12/10/03	999
700,000	FHLB, 3.375%, 6/15/04	709

Total Bonds and Notes (Cost - $25,553)		25,566
Exchange Traded Funds (1%) (Cost - $200)
2,000	S&P 500 Depositary Receipt	211
Investment Companies (3%)
795,931	Bunker Hill Money Market Fund *	796

Total (Cost - $26,535) (a) (99%)		26,573
Other Assets, net of Liabilities (1%)		174

Net Assets (100%)		$26,747

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$98
Unrealized depreciation	(60)

Net unrealized appreciation	$38

(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

(c)	All or a portion of this security is held by the custodian in a segregated account.

Futures

Number of Contracts	Contract Type	Expiration Date	Contract Value	Unrealized Appreciation

101	S&P 500	Dec-2003	$26,500	$1,015

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation

Pay Fixed U.S. 4 year IRS Swap	Sept-2007	$1,000	$4

See notes to financial statements.

19	Paydenfunds

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. companies that display the ability to sustain earnings growth. Up to 20% may be in foreign corporations.

Top 5 Company Holdings

Intel Corporation	2.3%
Freidman Billings Ramsey	2.0%
PerkinElmer, Inc.	1.9%
Sears, Roebuck & Co.	1.8%
Home Depot, Inc.	1.8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Common Stocks (92%)
Consumer Discretionary (13%)
4,700	Amazon.com (b)	$256
4,700	Applebee’s International Inc.	176
2,000	Autozone Inc. (b)	192
4,400	Coach Inc. (b)	156
2,000	eBay Inc. (b)	112
7,200	Home Depot, Inc.	267
2,500	Hovnanian Enterprises, Inc.	203
5,900	Mattel Inc	114
5,100	Sears, Roebuck & Co.	268
4,100	Starbucks Corp.	130
Consumer Staples (5%)
3,300	Anheuser-Bush Cos., Inc.	163
1,300	Procter & Gamble Co.	128
5,700	Tootsie Roll Industries, Inc.	188
3,400	Whole Foods Market Inc. (b)	201
Energy (3%)
4,700	Halliburton Co.	112
5,600	Occidental Petroleum Corp.	197
4,400	Patterson-UTI Energy Inc. (b)	126
Exchange Traded Funds (8%)
23,600	NASDAQ-100 SHARES (b)	830
10,100	Semiconductor HOLDRs Trust	420
Financial (15%)
1,500	Countrywide Credit Industries	158
3,500	Doral Financial Corporation	177
5,345	F.N.B. Corporation	177
14,500	Friedman Billings Ramsey-A	289
18,300	Instinet Group Incorporated (b)	113
7,600	New Plan Excel Realty Trust	173
5,600	New York Community Bancorp, Inc.	203
10,400	Providian Corp	116
4,100	SLM Corporation	161
4,500	Simon Property Group Inc	203
7,000	Synovus Financial Corp.	193
2,300	Wells Fargo	130
1,800	Fannie Mae	129
Health Care (12%)
5,700	DaVita Inc.	200
3,500	Forest Laboratories, Inc. (b)	175
2,400	Guidant Corp.	122

Principal or Shares	Security Description	Value (000)

4,600	Johnson & Johnson	$232
3,400	Mckesson Corp.	103
3,700	Pfizer Inc.	117
2,800	Stryker	227
1,600	Teva Pharmaceutical Industries Ltd. - ADR	91
4,600	Triad Hospitals (b)	141
3,100	Varian Medical System Inc. (b)	198
2,900	Zimmer Holdings (b)	185
Industrial (7%)
3,400	Apollo Group - Cl. A (b)	216
2,100	University of Phoenix Online (b)	144
3,800	Cintas Corp.	162
4,100	General Electric Co.	119
2,400	L-3 Communications Holdings, Inc. (b)	112
6,400	Norfolk Southern Corporation	129
9,300	Southwest Airlines	180
Materials (4%)
8,900	Consol Energy Inc.	193
9,100	Goldcorp Inc.	143
5,300	Newmont Mining Corp.	232
Technology (20%)
12,000	Actvision, Inc. (b)	181
4,000	Analog Devices Inc. (b)	177
7,700	Applied Materials (b)	180
15,700	Avaya Inc. (b)	203
6,300	Certegy Inc.	212
10,000	Cisco Systems Inc. (b)	210
22,900	Corning Inc. (b)	251
2,100	Electronic Arts Inc. (b)	208
10,300	Intel Corporation	340
3,600	Mircosoft Corp.	94
11,400	Oracle Corp. (b)	136
15,200	PerkinElmer, Inc.	274
2,500	Symantec Corporation (b)	167
16,444	Taiwan Semiconductor Manufacturing Co. Ltd.	182
22,300	United Microelectronics Corp. (b)	117
Telecommunications (2%)
1,900	Alltel Corp.	90
12,700	China Mobile (Hong Kong) Limited	180
Utilities (3%)
4,000	AGL Resources Inc.	113
2,500	Huaneng Power International Inc.	154

Annual Report	20

Principal or Shares	Security Description	Value (000)

2,500	Kinder Morgan, Inc.	$134
2,300	Questar Corp.	73

Total Common Stocks		13,558
Investment Companies (8%)
1,202,108	Bunker Hill Money Market Fund *	1,202

Total (Cost - $12,290) (a) (100%)		14,760
Liabilities, net of Other Assets (0%)		(90)

Net Assets (100%)		$14,670

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,555
Unrealized depreciation	(85)

Net unrealized appreciation	$2,470

(b)	Non-income producing security.

See notes to financial statements.

21	Paydenfunds

The Fund seeks long-term capital appreciation by generally investing in stocks of small capitalization U.S. companies with superior growth potential and up to 20% in foreign corporations.

Top 5 Company Holdings

Lexar Media, Inc.	3.4%
ESS Technology	3.1%
Cognizant Technology Solutions, Corp.	3.0%
RF Micro Devices, Inc.	3.0%
VCA Antech, Inc.	2.8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Common Stocks (94%)
Consumer Discretionary (6%)
21,150	AMC Entertainment Inc.	$288
9,050	Chico’s FAS Inc. (b)	340
12,850	Triarc Companies Inc.	134
Energy (2%)
15,400	KCS Energy Inc.	123
7,000	Maverick Tube Corp. (b)	118
Exchange Traded Funds (6%)
12,100	iShares Russell 2000 Growth Index Fund	692
Financial (7%)
4,500	Dime Community Bancshares	125
6,400	Pan Pacific Retail Properties Inc.	284
7,700	RLI Corporation	259
778	Sotheby’s Holdings Inc.	8
15,100	The Phoenix Companies Inc.	166
Health Care (12%)
12,500	Applied Molecular Evolution Inc.	155
5,800	Biosite Inc. (b)	150
41,500	Cardiac Science Inc. (b)	169
5,150	Eon Labs Inc. (b)	217
10,200	United Surgical Partners International Inc. (b)	308
12,250	VCA Antech, Inc. (b)	346
14,400	XOMA Ltd.	108
Industrial (11%)
5,600	Clarcor Inc.	228
9,250	Continental Airlines Inc. CL (b)	177
2,250	Engineered Support Systems Inc.	152
6,050	FTI Consulting, Inc. (b)	120
15,500	Headwaters Inc. (b)	290
12,400	Mercury Computer Systems Inc. (b)	267
10,850	TRC Companies Inc. (b)	192
Materials (3%)
8,100	Consol Energy Inc.	176
11,150	Glamis Gold Ltd.	156
Technology (47%)
10,500	Ask Jeeves Inc. (b)	201
3,300	Avocent Corporation	125
8,200	Cognizant Technology Solutions Corp. (b)	372
23,800	Conexant Systems Inc. (b)	139
25,900	Digitas Inc. (b)	225
27,150	ESS Technology Inc. (b)	377
4,550	FEI Co. (b)	108

Principal or Shares	Security Description	Value (000)

16,900	Genesis Microchip Inc. (b)	$280
14,150	Jack Henry & Associates Inc.	283
18,250	Lexar Media Inc. (b)	418
17,800	McData Corp (b)	184
10,750	Microsemi Corp.	223
10,350	Neoware Systems Inc. (b)	175
27,700	Netegrity Inc. (b)	329
3,050	OmniVision Technologies Inc. (b)	173
19,050	PLATO Learning Inc.	204
16,150	Polycom Inc. (b)	323
31,250	RF Micro Devices Inc. (b)	366
31,550	Roxio Inc. (b)	321
3,000	SINA Corporation	116
12,550	Skyworks Solutions Inc.	108
13,600	THQ Inc. (b)	241
19,400	ValueClick Inc. (b)	156
45,400	Verso Technologies Inc.	190
24,100	Vitesse Semiconductor Corp.	170

Total Common Stocks		11,555
Investment Companies (6%)
745,369	Bunker Hill Money Market Fund *	745

Total (Cost - $10,846) (a) (100%)		12,300
Liabilities, net of Other Assets (0%)		(13)

Net Assets (100%)		$12,287

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,755
Unrealized depreciation	(301)

Net unrealized appreciation	$1,454

(b)	Non-income producing security.

Annual Report	22

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition

Commercial Paper	1%
Repurchase Agreements	33%
Asset Backed	2%
Treasury/Agency	2%
Cash Equivalent	62%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (2%)
1,354,970	CNH Equipment Trust, 1.2625%, 6/11/04	$1,355
1,604,910	HAROT 2003-2 A1, 1.23%, 6/11/04	1,605
1,471,779	WESTO 2003-2 A1, 1.26%, 6/14/04	1,472
Commercial Paper (1%)
1,800,000	BASF AG CP, 0%, 11/24/03	1,799
Treasury Bill (24%)
30,000,000	U.S. Treasury Bill, 0%, 11/6/03	29,996
30,000,000	U.S. Treasury Bill, .89%, 11/13/03	29,991
U.S. Government Agency (39%)
2,500,000	FHLMC, 1.35%, 11/3/04	2,500
4,300,000	FFCB Disc Note, 0%, 9/1/04	4,257
4,000,000	FFCB Disc Note, 1.24%, 10/8/04	3,949
7,500,000	FFCB Disc Note, 1.08%, 11/7/03	7,499
4,000,000	FHLB Disc Note, 1.32%, 10/15/04	3,949
24,000,000	FHLB Disc Note, 0%, 11/7/03	23,996
3,000,000	FHLMC Disc Note, 1.27%, 9/9/04	2,968
8,000,000	FHLMC Disc Note, 0%, 12/4/03	7,990
13,000,000	FHLMC Disc Note, 1.05%, 12/9/03	12,986
7,000,000	FNMA Disc Note, 1.24%, 9/17/04	6,925
12,500,000	FNMA Disc Note, 0%, 10/15/04	12,336
7,000,000	FNMA Disc Note, 0%, 7/23/04	6,936
2,000,000	FNMA, 1.36%, 9/10/04	2,000
Certificate of Deposit (0%)
750,000	Rabobank Nederland NY, 0%, 11/21/03	750
Investment Companies (1%)
1,628,061	Dreyfus Treasury Cash Management Fund	1,628

Total (Cost - $166,887) (67%)		166,887
Repurchase Agreements (35%)
86,500,000	Lehman Brothers Tri Party, 1.06%, 11/3/03 (a)	86,500
Liabilities in excess of Other Assets (-2%)		(3,675)

Net Assets (100%)		$249,712

(a)	The Lehman Brothers repurchase agreement is collateralized by the following securities:

Principal or Shares	Security Description	Value (000)

71,570,930	FHLMC, 4.50%, 9/1/33	$69,795,612
47,895,000	FNMA, 7.00%, 9/1/31	15,287,643
3,410,000	FNMA, 5.00%, 4/1/18	3,140,309

		$88,223,564

See notes to financial statements.

23	Paydenfunds

The Fund seeks a total return greater than a money market fund with the preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity of two years.

Credit Quality

AAA	75%
AA	8%
A	13%
BBB	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (24%)
4,353,805	Ameriquest Mortgage Securities Inc., 1.39%, 8/25/32	$4,360
6,065,000	BMW Vehicle Owner Trust, 1.94%, 2/25/07	6,073
2,616,491	Capital Auto Receivables Asset Trust, 1.71%, 1/18/05	2,619
5,050,000	Capital One Auto Finance Trust, 2001-A A4, 5.40%, 5/15/08	5,271
2,100,000	Citibank Credit Card Issuance Trust, 1.445%, 3/7/08	2,103
8,750,000	Citibank Credit Card Master Trust I, 6.65%, 11/15/06	9,214
340,103	Daimler Chrysler Auto Trust, 2.90%, 12/6/04	340
2,000,000	Distribution Financial Services Floorplan Master, 1.51%, 4/15/07	2,004
2,500,000	FCCMT II 2001-C B, 4.19%, 3/15/07	2,556
1,000,000	First USA Credit Card Master Trust, 2.07%, 11/20/06	1,001
6,625,000	Fleet Credit Card Master Trust II, 3.86%, 3/15/07	6,755
2,000,000	Ford Credit Auto Owner Trust 2000-E B, 6.99%, 2/15/05	2,013
8,000,000	Ford Credit Auto Owner Trust, 4.36%, 9/15/06	8,270
3,000,000	Household Affinity Credit Card Master Note Trust 2003-3 B, 1.41%, 8/15/08	3,000
1,500,000	Household Automotive Trust, 5.39%, 8/17/08	1,564
3,000,000	Household Private Label Credit Card Master, 4.95%, 6/16/08	3,079
2,440,000	MBNA Master Credit Card Trust, 6.35%, 12/15/06	2,526
2,112,744	Morgan Stanley ABS Capital, 1.37%, 11/25/32	2,114
6,850,000	Nationsbank Credit Card Master Trust, 6.00%, 12/15/05	6,890
816,918	Nissan Auto Receivables Owner Trust, 4.31%, 5/16/05	822
808,525	Provident Bank Equipment Lease Trust 2000-1A C, 1.97%, 11/25/11	808
3,162,379	Volkswagen Auto Lease Trust, 1.77%, 2/20/05	3,167
Commercial Paper (5%)
1,800,000	BASF AG, Commercial Paper, 0%, 11/24/03	1,799
2,000,000	BNP Paribas Finance, Commercial Paper, 0%, 1/7/04	1,996
2,000,000	Citigroup, Commercial Paper, 0%, 11/18/03	1,999
2,200,000	New York Life, Commercial Paper, 0%, 12/9/03	2,198
2,000,000	Pfizer Inc, Commercial Paper, 0%, 11/19/03	1,999
2,200,000	Rabobank USA Finance, Commercial Paper, 0%, 12/3/03	2,198
3,000,000	Royal Bank Scotland, Commercial Paper, 0%, 1/6/04	2,994
3,000,000	UBS, Commercial Paper, 0%, 12/11/03	2,997

Principal or Shares	Security Description	Value (000)

Corporate Bonds (24%)
2,095,000	Alabama Power Co., 1.26%, 12/29/03	$2,095
3,135,000	Allstate Corp., 7.875%, 5/1/05	3,408
3,000,000	American Express Credit Corp, 1.26%, 9/19/06 (c)	3,001
1,865,000	American Home Products, 7.90%, 2/15/05	2,004
2,650,000	American Honda Finance, 1.12%, 10/22/04	2,649
1,200,000	Appalachian Power Company, 4.80%, 6/15/05	1,245
2,250,000	ASIF Global Financing 144A, 1.33%, 9/2/05 (b)	2,256
2,000,000	Bank One Corp., 1.25%, 8/11/06 (c)	2,003
1,800,000	Barclays Bank Plc NY, 1.05%, 11/8/04	1,800
1,048,000	British Telecom Plc, 2.435%, 12/15/03	1,049
1,200,000	Cinergy Corp., 6.25%, 9/1/04	1,239
2,000,000	Coca-Cola Co., 4.00%, 6/1/05	2,069
1,000,000	Comcast Cable Communications, 8.125%, 5/1/04	1,030
2,930,000	ConocoPhillips Holding Co., 5.90%, 4/15/04	2,990
2,000,000	Countrywide Home Loans Inc., 1.62%, 6/2/06	2,005
980,000	Dominion Resources Inc/VA, 7.625%, 7/15/05	1,067
800,000	EOP Operating LP, 6.50%, 1/15/04	807
1,200,000	ERP Operating LP, 7.10%, 6/23/04	1,239
900,000	Ford Motor Credit Co., 1.35%, 4/28/05	882
1,253,000	FPL Group Capital Inc., 1.44%, 3/30/05	1,253
1,025,000	Gannett Co. Inc., 4.95%, 4/1/05	1,068
3,000,000	General Dynamics Corp., 1.36%, 9/1/04	3,003
1,900,000	General Electric Capital. Corp., 1.314%, 2/3/06	1,905
900,000	GMAC, 3.03%, 5/19/05 (c)	910
1,500,000	Goldman Sachs Group Inc., 1.34%, 4/20/06	1,502
1,995,000	IBM Corp., 1.265%, 9/10/04	1,997
2,000,000	International Lease Finance Corp., 2.316%, 8/1/05	2,033
525,000	Lehman Brothers Holdings Inc., 6.25%, 5/15/06	572
1,440,000	Masco Corp., 6.75%, 3/15/06	1,576
1,750,000	Merrill Lynch & Co. Inc., 1.60%, 1/13/06	1,763
1,800,000	Metropolitan Life Insurance Co., 6.30%, 11/1/03	1,800
1,800,000	Morgan Stanley Group Inc., 1.42%, 3/27/06 (c)	1,806
1,400,000	Nisource Finance Corp., 1.919%, 5/4/05	1,399
1,995,000	Pepsi Bottling Holdings Inc. 144A, 5.375%, 2/17/04 (b)	2,018
1,800,000	SLM Corporation, 1.33%, 4/25/06 (c)	1,801
2,340,000	Societe Generale NY, 1.058%, 2/8/05	2,340
1,788,000	Southtrust Bank NA, 1.21%, 5/24/04 (c)	1,789
1,040,000	Toyota Motor Credit Corp., 5.625%, 11/13/03	1,041
2,005,000	U.S. Bancorp, 1.29%, 9/16/05	2,007

Annual Report	24

Principal or Shares	Security Description	Value (000)

1,995,000	Wachovia Bank NA, 1.17%, 10/29/04	$1,996
2,000,000	Wal-Mart Stores Inc., 1.088%, 2/22/05 (c)	2,000
1,266,000	Walt Disney Co., 5.25% 11/10/03	1,267
1,500,000	Washington Mutual Bank, 1.511%, 7/25/06 (c)	1,508
2,900,000	Wells Fargo & Co., 1.23%, 9/15/06	2,904
Mortgage Backed Securities (15%)
2,340,558	ABN AMRO Mortgage Corp., 5.85%, 6/25/32	2,388
483,969	Bear Stearns ARM Trust 2001-1 A3, 4.118%, 12/15/40	485
12,100,000	Bear Stearns Asset Backed Securities Inc., IO, 7.00%, 2/25/04	201
3,929,372	Crusade Global Trust, 1.356%, 1/17/34	3,931
2,385,870	FHLMC #2239, 1.57%, 3/15/24	2,393
2,639,728	FHLMC #846423, 3.599%, 5/1/25	2,737
809,951	FHR #2395 FT, 1.57%, 12/15/31	813
993,550	FNMA #323682, 3.662%, 8/1/27	1,026
1,613,857	FNMA #521955, 5.84%, 4/1/28	1,676
1,449,326	FNMA #543364 ARM, 3.554%, 5/1/21	1,494
2,273,415	FNMA #613633, 2.30%, 10/1/26	2,328
492,105	FNMA 2003-11, 1.27%, 2/25/18	492
4,390,000	FNMA, 2.65%, 2/13/06	4,390
4,000,000	FNMA, 5.00%, 3/25/10	4,074
1,845,186	GNMA, 1.57%, 11/16/29	1,852
5,441,545	Prime Mortgage Trust, 5.50%, 6/25/33	5,618
1,650,000	Residential Asset Mortgage Products, IO, 8.00%, 2/25/04	33
2,400,000	Residential Asset Securitization Trust, IO, 4.50%, 2/25/04	26
3,125,515	Sequoia Mortgage Trust, 1.52%, 10/20/27	3,126
542,909	Structured Asset Mortgage Investments Inc., 4.258%, 3/25/32	548
3,858,903	Structured Asset Mortgage Investments Inc., 5.317%, 7/25/32	4,022
2,078,667	UMSC 1994-1 AM, 3.815%, 6/25/32	2,081
1,434,989	Washington Mutual, 2.88%, 12/25/40	1,439
U.S. Government Agency (12%)
29,500,000	FHLB Discount Note, 0%, 11/12/03	29,493
486,000	FHLMC, 4.25%, 6/15/05	504
10,265,000	FNMA Discount Note, 0%, 11/12/03	10,262
U.S. Treasury (20%)
10,000,000	U.S. Treasury Note, 1.50%, 2/28/05	10,009
13,000,000	U.S. Treasury Note, 1.625%, 3/31/05	13,024
21,000,000	U.S. Treasury Note, 1.625%, 9/30/05	20,936
15,000,000	U.S. Treasury Note, 2.00%, 5/15/06	14,964
4,734,000	U.S. Treasury Note, 3.375%, 4/30/04	4,787
Investment Companies (2%)
5,636,883	Bunker Hill Money Market Fund *	5,637

Total (Cost - $329,879) (a) (102%)		329,614
Liabilities in excess of Other Assets (-2%)		(6,792)

Net Assets (100%)		322,822

*	Affiliated Investment

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$388
Unrealized depreciation	(653)

Net unrealized depreciation	$(265)

(b)	Security exempt from registration under rule 144(a) of the Securities Act of 1933.

(c)	All or part of this security is held by the custodian in a segregated account.

See notes to financial statements.

25	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity of three years.

Credit Quality

AAA	62%
AA	9%
A	16%
BBB	8%
BB/B	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (10%)
70,069	Banc Of America Commercial Mortgage Inc., 6.80%, 7/15/04	$70
1,000,000	Chase Funding Mortgage Asset Backed 5.039%, 12/25/23	1,011
4,558,336	Countrywide Asset-Backed Certificates, 1.42%, 6/25/33	4,558
2,550,000	Distribution Financial Services Floorplan Master, 1.51%, 4/15/07	2,555
3,000,000	FCCMT 2001-C B, 4.19%, 3/15/07	3,068
1,200,000	First USA Credit Card Master Trust, 2.07%, 11/20/06	1,201
3,000,000	MBNAM 1999-G B, 6.60%, 12/15/06	3,106
221,970	MMCA Automobile Trust, 7.55%, 4/15/06	223
740,325	Morgan Stanley Capital, 6.22%, 6/3/30	773
5,888,868	Residential Funding Mortgage Securities, 1.25%, 6/25/18	5,887
6,101,448	SLM Student Loan Trust, 1.29%, 6/15/16	6,111
Corporate Bonds (35%)
830,000	Abbey National Plc, 6.69%, 10/17/05	903
650,000	Allied Waste of North America, 7.875%, 1/1/09	678
1,980,000	Allstate Financial 144A, 7.125%, 9/26/05 (b)	2,163
1,300,000	American Electric Power, 6.125%,5/15/06	1,396
2,675,000	American Express Credit, 1.26%, 9/19/06	2,676
820,000	American Home Products, 7.90%, 2/15/05	881
1,350,000	AT&T Corp., 7%, 11/15/06	1,495
1,400,000	AT&T Wireless, 7.35%, 3/1/06	1,536
650,000	Autonation Inc., 9.00%, 8/1/08	739
1,960,000	Bank of Scotland 144A, 2.25%, 5/1/06 (b)	1,950
1,000,000	Bank One Corp., 1.25%, 8/11/06	1,001
1,200,000	Bank One Corp., 6.50%, 2/1/06	1,311
630,000	British Telecom Plc, 7.875%, 12/15/05	698
660,000	Brown-Forman Corp., 2.125%, 3/15/06	658
1,200,000	Caterpillar Financial Service Corp., 2.65%, 1/30/06	1,206
600,000	Chesapeake Energy Corp., 8.375%, 11/1/08	657
1,308,000	Cinergy Corp., 6.25%, 9/1/04	1,351
1,500,000	Coca-Cola Co., 4.00%, 6/1/05	1,552
1,200,000	Comcast Cable Communications 8.125%, 5/1/04	1,236
1,200,000	Countrywide Home Loan, 3.50%, 12/19/05	1,224
325,000	CSC Holdings Inc., 8.125%, 07/15/09	338
650,000	D.R. Horton, Inc., 8.00%, 2/1/09	726
950,000	DaimlerChrysler NA Hldg., 7.40%, 1/20/05	1,004
950,000	Deutsche Telekom, 8.25%, 6/15/05	1,038
1,200,000	Diageo Capital PLC, 6.125%, 8/15/05	1,283
1,000,000	DirectTV Holdings LLC, 0%, 3/6/10	1,010
600,000	Dominion Resources Inc/VA, 7.625%, 7/15/05	653

Principal or Shares	Security Description	Value (000)

700,000	Echostar DBS Corp. 144A, 4.41%, 10/1/08 (b)	$719
1,400,000	EOP Operating LP, 6.50%, 1/15/04	1,413
1,200,000	ERAC USA Finance Co., 6.95%, 1/15/06	1,302
1,300,000	ERP Operating LP, 7.10%, 6/23/04	1,343
1,150,000	First Union Corp., 7.55%, 8/18/05	1,262
1,360,000	Ford Motor Credit, 6.875%, 2/1/06	1,423
2,714,000	FPL Group Capital Inc., 3.25%, 4/11/06	2,746
2,225,000	General Dynamics Corp., 1.36%, 9/1/04	2,227
2,000,000	General Electric Capital Corp., 1.314%, 2/3/06	2,005
400,000	General Electric Capital Corp., 2.75%, 9/25/06	400
470,000	General Electric Capital Corp., 6.80%, 11/1/05	512
1,450,000	General Mills Inc., 2.625%, 10/24/06	1,439
750,000	Georgia-Pacific Corp., 7.50%, 5/15/06	791
400,000	GMAC, 3.03%, 5/19/05	404
900,000	GMAC, 6.75%, 1/15/06	960
660,000	Goldman Sachs Group Inc., 7.625%, 8/17/05	724
750,000	Harrahs Operating Co., 7.875%, 12/15/05	808
575,000	Host Marriott Corp., 7.875%, 8/1/08	591
1,200,000	IBM Corp., 1.27%, 9/10/04	1,201
2,540,000	International Lease Finance Corporation, 2.95%, 5/23/06	2,548
1,700,000	John Deere Cap 1.687% 09/17/04	1,707
1,400,000	Kellogg Co., 6.00%, 4/1/06	1,508
610,000	Kerr-Mcgee Corp., 5.375%, 4/15/05	634
2,500,000	Lehman Brothers Holdings, 6.25%, 5/15/06	2,724
500,000	Mandalay Resort Group, 6.45%, 2/1/06	517
1,220,000	Merrill Lynch & Co., 2.94%, 1/30/06	1,234
2,030,000	Metlife Inc., 3.911%, 5/15/05	2,096
1,630,000	Minnesota Mining and Manufacturing, 4.15%, 6/30/05	1,694
1,000,000	Morgan Stanley Dean Witter, 7.75%, 6/15/05	1,091
800,000	Morgan Stanley Group, 1.42%, 3/27/06	802
1,200,000	National Rural Utilities, 3.00%, 2/15/06	1,215
1,300,000	Nisource Finance Corp., 1.919%, 5/4/05	1,299
350,000	Pacifica Papers Inc., 10.00%, 3/15/09	368
650,000	Panamsat Corporation, 6.375%, 1/15/08	660
650,000	Park Place Entertainment Corp., 7.875%, 12/15/05	690
500,000	Pemex Project Funding Master Trust, 8.50%, 2/15/08	571
650,000	Penney (JC) Co., 7.60%, 4/1/07	709
1,350,000	Phillips Petroleum 8.50%, 5/25/05	1,485
650,000	Ryland Group, 8.00%, 8/15/06	712
1,200,000	SLM Corp., 5.625%, 4/10/07	1,294
1,700,000	Southtrust Bank, 1.21%, 5/24/04	1,701
1,435,000	Sprint Capital Corp., 7.125%, 1/30/06	1,552
500,000	SPX Corporation, 6.25%, 6/15/11	500

Annual Report	26

Principal or Shares	Security Description	Value (000)

750,000	Starwood Hotels Resorts, 7.375%, 5/1/07	$808
1,560,000	Telecom Italia Capital, 4%, 11/15/08	1,558
1,390,000	Time Warner Inc. 6.125%, 4/15/06	1,495
2,150,000	Total Fina Elf S.A., 7.00%, 10/5/05	2,343
2,500,000	U.S. Bancorp, 3.95%, 8/23/07	2,553
650,000	Unisys Corp., 8.125%, 6/1/06	712
1,850,000	Verizon Global Funding Corp., 6.75%, 12/1/05	2,014
1,255,000	Viacom Inc., 6.40%, 1/30/06	1,360
1,000,000	Vivendi Universal Entertainment, 0%, 6/24/08	1,004
2,000,000	Wal-Mart Stores, 1.09%, 2/22/05	2,000
1,400,000	Washington Mutual Inc., 7.50%, 8/15/06	1,570
1,776,000	Wells Fargo Co., 7.25%, 8/24/05	1,940
Mortgage Backed Securities (18%)
12,100,000	Bear Stearns Asset Backed Securities Inc., IO, 7.00%, 2/25/04	201
3,929,372	Crusade Global Trust, 1.36%, 1/17/34	3,931
1,864,766	FHLMC #1B02324, 5.745%, 4/1/32	1,921
5,568,000	FHR 2676 LT, 3.00%, 4/15/17	5,606
2,500,000	FHR 2686 GA, 3.50%, 8/15/13	2,521
7,928,497	FNMA #708229, 4.34%, 4/1/33	8,067
3,003,112	FNMA #708219, 4.323%, 3/1/33	3,053
5,000,000	FNMA #743821, 4.956%, 11/1/33	5,111
2,311,722	GNR 2002-76, 1.32%, 1/16/31	2,312
4,300,000	Holmes Financing PLC, 1.30%, 1/15/08	4,300
886,363	MARM 2001-1 A1, 5.77631%, 9/25/31	887
766,198	Medallion Trust, 1.34%, 12/18/31	766
3,580,884	Medallion Trust, 1.33%, 12/21/33	3,582
3,275,209	Mellon Residential Funding Corp., 1.55%, 8/15/32	3,276
4,500,000	Permanent Financing PLC, 1.29%, 9/10/07	4,500
2,232,511	Sequoia Mortgage Trust, 1.52%, 10/20/27	2,234
Foreign Government (1%)
814,286	Bulgaria Government Bond, 1.937%, 7/28/12	794
600,000	Republic of Panama, 8.25%, 4/22/08	662
500,000	Russian Federation, 10.00%, 6/26/07	588
U.S. Treasury (36%)
22,800,000	U.S. Treasury Bill, 0%, 12/18/03	22,774
8,271,000	U.S. Treasury Note, 1.50%, 2/28/05	8,278
15,000,000	U.S. Treasury Note, 1.625%, 1/31/05	15,042
16,100,000	U.S. Treasury Note, 1.75%, 12/31/04	16,175
25,780,000	U.S. Treasury Note, 2.00%, 5/15/06	25,717
6,700,000	U.S. Treasury Note, 3.50%, 11/15/06	6,916
1,330,000	U.S. Treasury Note, 5.625%, 2/15/06 (c)	1,439
10,000,000	U.S. Treasury Note, 7.00%, 7/15/06	11,242
Investment Companies (0%)
1,826,541	Bunker Hill Money Market Fund *	1,827

Total (Cost - $293,865) (a) (100%)		294,586
Liabilities in excess of Other Assets (0%)		(80)

Net Assets (100%)		$294,506

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,165
Unrealized depreciation	(444)

Net unrealized appreciation	$721

(b)	Security is exempt from registration under rule 144(a) of the Securities Act of 1933.

(c)	All or a portion of this security is being held by the custodian in a segregated account.

Open Future Contracts

Number of contracts	Contract Type	Expiration Date	Current Value	Unrealized Appreciation

345	U.S. Treasury 2 Year Note Future	Dec-03	$73,992	$577

See notes to financial statements.

27	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. Government Obligations with an average portfolio maturity of less than four years.

Portfolio Composition

Mortgage Backed	30%
Treasury	51%
Agency	18%
Cash Equivalents	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Mortgage Backed Securities (31%)
3,600,000	FNMA TBA, 6.00%, 11/1/18 (b)	$3,744
1,799,656	FHLMC ARM #789582, 6.074%, 7/1/32	1,854
850,595	FHLMC #1B02324, 5.745%, 4/1/32	876
1,741,532	FNMA, 6.00%, 5/25/08	1,774
872,199	FNMA #380459, 6.27%, 7/1/05	888
3,494,236	FNMA #708229, 4.34%, 4/1/33	3,555
2,000,000	FNR 2003-113 PG, 3.50%, 2/25/09	2,045
1,500,000	FHLMC #2659, 3.00%, 12/15/21	1,497
1,900,000	FHR 2676 KM 3.5% 12/15/13	1,926
1,700,000	FHR 2676 LT, 3.00%, 4/15/17	1,712
978,874	GNMA, 7.5%, 08/15/14	1,050
1,062,142	GNR 2002-76, 1.32%, 1/16/31	1,062
U.S. Government Agency (19%)
3,600,000	FHLB, 1.875%, 6/15/06	3,547
3,200,000	FHLMC, 4.25%, 6/15/05	3,321
700,000	FNMA, 5.25%, 6/15/06	749
850,000	FNMA, 5.00%, 1/15/07	906
3,500,000	FNMA, 3.25%, 1/15/08	3,495
1,480,000	FNMA, 2.50%, 6/15/08	1,421
U.S. Treasury Notes (53%)
3,795,000	U.S. Treasury Note, 4.75%, 11/15/08	4,055
3,070,000	U.S. Treasury Note, 5.625%, 2/15/06	3,320
6,500,000	U.S. Treasury Note, 4.375%, 5/15/07	6,877
6,350,000	U.S. Treasury Note, 3.25%, 8/15/07	6,459
4,300,000	U.S. Treasury Note, 1.625%, 3/31/05	4,308
1,250,000	U.S. Treasury Note, 2.625%, 5/15/08	1,225
1,250,000	U.S. Treasury Note, 1.25%, 5/31/05	1,243
7,000,000	U.S. Treasury Note, 1.125%, 6/30/05	6,942
2,500,000	U.S. Treasury Note, 2.375%, 8/15/06	2,509
Investment Companies (1%)
862,675	Bunker Hill Money Market Fund *	863

Total (Cost - $73,527) (a) (104%)		73,223
Liabilities in excess of Other Assets (-4%)		(2,955)

Net Assets (100%)		$70,268

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$277
Unrealized depreciation	(581)

Net unrealized depreciation	$(304)

(b)	Security was purchased on a delayed delivery basis.

See notes to financial statements.

Annual Report	28

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage backed securities and other U.S. Government Obligations with no limit on the average portfolio maturity.

Portfolio Composition

GNMA	95%
Cash Equivalent	1%
Agency	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Mortgage Backed Securities (142%)
4,004,492	FHLMC #780444, 5.832%, 3/1/33	$4,088
2,639,900	FHLMC #789984, 5.316%, 11/1/32	2,696
1,705,145	FHLMC #846489, 3.531%, 7/1/19	1,752
631,197	FHLMC ARM #1640 FA, 1.925%, 12/15/08	637
2,699,484	FHLMC ARM #789582, 6.074%,7/1/32	2,780
184,035	FHLMC-GNMA ARM #27 F, 1.525%, 9/25/23	184
606,074	FHR 1256 CB 1.825% 4/15/22	607
801,166	FHR 1695 EF 2.175%, 12/15/23	807
116,582	FNMA ARM 1990-104 F, 1.925%, 9/25/20	118
1,003,078	FNMA ARM G92-16 F, 1.725%, 3/25/22	1,011
391,751	FNMA ARM G92-17 F, 2.175%, 3/25/22	400
880,350	FNMA, 8.50%, 9/1/10	965
789,485	FNMA, 9.00%, 8/1/10	862
2,341,662	GNMA #579765, 6.50%, 9/15/32	2,452
1,159,493	GNMA #780619, 7.00%, 8/15/12	1,237
7,694,272	GNMA #781276, 6.50%, 4/15/31	8,062
207,594	GNMA #3029, 8.50%, 1/20/31	223
4,483,093	GNMA #552713, 7.00%, 8/15/32	4,749
182,350	GNMA #563629, 7.00%, 8/15/32	193
6,307,798	GNMA #569903, 6.50%, 6/15/32	6,605
1,379,148	GNMA #579079, 7.00%, 12/15/31	1,462
3,656,054	GNMA #582100, 7.50%, 4/15/32	3,906
2,849,731	GNMA #591551, 7.00%, 7/15/32	3,019
1,627,663	GNMA #592286, 7.50%, 1/15/33	1,739
8,085,926	GNMA #599861, 6.50%, 2/15/33	8,467
754,163	GNMA #780759, 6.50%, 4/15/13	798
1,630,060	GNMA #780852, 6.50%, 9/15/13	1,725
1,838,940	GNMA #780853, 9.00%, 1/15/10	2,039
662,327	GNMA #780900, 8.00%, 7/15/12	710
3,460,189	GNMA #781288 6.50%, 5/15/31	3,626
184,863	GNMA #781335, 7.00%, 2/15/12	197
3,267,769	GNMA #781412, 6.50%, 2/15/17	3,459
3,765,872	GNMA #781445, 8.00%, 11/15/31	4,065
4,294,825	GNMA #781468, 6.50%, 7/15/32	4,497
9,998,710	GNMA #781527, 6.00%, 11/15/32	10,333
722,400	GNMA #8006, 5.75%, 7/20/22	741
1,244,425	GNMA #80346, 5.50%, 11/20/29	1,276
682,537	GNMA #8041, 5.75%, 8/20/22	700
3,256,326	GNMA #80612, 4.50%, 6/20/32	3,313

Principal or Shares	Security Description	Value (000)

1,017,982	GNMA #8062, 5.625%, 10/20/22	$1,045
1,178,767	GNMA #8228, 5.75%, 7/20/23	1,208
1,270,176	GNMA #8301, 5.625%, 10/20/23	1,304
2,288,259	GNMA #8302, 5.625%, 10/20/23	2,348
1,338,022	GNMA #8339, 5.625%, 12/20/23	1,373
870,978	GNMA #8867, 5.625%, 11/20/21	894
902,600	GNMA 1999-37 FJ, 1.67%, 10/16/29	909
496,672	GNMA 2001-15 T, 6.00%, 8/20/27	502
1,711,397	GNMA 2002-24 Class FX, 1.67%, 4/16/32	1,717
1,901,650	GNMA 2002-24 FA, 1.62%, 4/16/32	1,910
1,866,978	GNMA 2002-24, 1.67%, 4/16/32	1,873
980,489	GNMA 2002-32 WF, 1.57%, 3/20/30	981
664,881	GNMA 2002-40 Class FA, 1.52%, 7/20/28	665
11,000,000	GNMA TBA, 5.00%, 11/1/33 (b)	10,873
26,250,000	GNMA TBA, 5.50%, 11/1/33 (b)	26,586
42,200,000	GNMA TBA, 6.00%, 11/1/33 (b)	43,572
2,000,000	GNMA TBA, 7.00%, 11/1/33 (b)	2,118
2,235,401	GNMA, 1.52%, 3/20/29	2,237
3,283,058	GNMA, 1.52%, 9/16/31	3,292
2,471,782	GNMA, 1.57%, 11/16/29	2,481
1,688,930	GNMA, 1.67%, 9/20/30	1,697
3,862,216	GNMA, 1.67%, 11/16/29	3,888
897,476	GNMA, 5.625%, 10/20/21	921
903,395	GNMA, 6.50%, 2/15/09	957
5,788,016	GNMA, 6.50%, 5/15/33	6,061
1,117,961	GNR 1999-46 FA, 1.62%, 5/16/24	1,120
456,912	GNR 2000-26 F, 1.52%, 6/20/30	459
1,752,284	GNR 2000-9 FH, 1.62%, 2/16/30	1,766
2,667,125	GNR 2002-4 FY, 1.57%, 1/16/32	2,675
2,935,177	GNR 2002-48 FT, 1.32%, 12/16/26	2,934
2,499,158	GNR 2002-76, 1.32%, 1/16/31	2,500
U.S. Government Agency (9%)
14,000,000	FHLB Discount Note, 1.05%, 11/05/03	13,999
Investment Companies (0%)
364,701	Bunker Hill Money Market Fund *	365

Total (Cost - $243,628) (a) (151%)		243,730
Liabilities in excess of Other Assets (-51%)		(82,266)

Net Assets (100%)		$161,464

29	Paydenfunds

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$923
Unrealized depreciation	(821)

Net unrealized appreciation	$102

(b)	Security was purchased on a delayed delivery basis.

See notes to financial statements.

Annual Report	30

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing in investment grade U.S. debt securities with no limit on the average portfolio maturity.

Credit Quality

AAA	64%
AA	6%
A	10%
BBB	20%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (21%)
2,658,113	Ameriquest Mortgage Securities Inc., 1.39%, 8/25/32	$2,658
5,900,580	ARMS II, 1.37%, 9/10/34	5,901
1,000,000	Bank One Issuance Trust, 2.11%, 5/15/08	1,005
7,300,000	Bank One Issuance Trust, 1.17%, 2/17/09	7,302
6,192,456	Countrywide Asset-Backed Certificates, 1.42%, 6/25/33	6,192
1,100,000	Chase Credit Card Master Trust 2002-2 Class C, 2.02%, 7/16/07	1,103
31,524	Chase Funding Mortgage Loan Asset Backed, 1.34%, 10/25/30	32
2,650,000	Citibank Credit Card Issuance Trust, 6.875%, 11/16/09	3,018
5,689,730	Crusade Global Trust, 1.36%, 1/17/34	5,691
200,000	Daimler Chrysler Master Owner Trust, 1.18%, 5/15/07	200
5,276,800	FNW 2003-W4 1A1, 2.034%, 8/25/34	5,277
9,650,000	First National Master Note Trust, 1.22%, 8/15/08	9,666
3,125,000	Ford Credit Auto Owner Trust, 4.79%, 11/15/06	3,230
4,257,048	Los Angeles Arena Funding LLC, 7.656%,12/15/26	4,491
1,150,000	MBNA Master Credit Card Trust, 1.92%, 12/15/06	1,150
2,400,000	MBNA Credit Card Master Note Trust, 3.65%, 3/15/11	2,396
3,327,572	Morgan Stanley ABS Capital, 1.37%, 11/25/32	3,329
6,300,000	NMOTR 2003-A A1, 1.18%, 9/15/08	6,300
9,900,000	Nomura Asset Securities Corporation, 6.59%, 3/15/30	11,067
138,889	Puma Finance Limited, 1.30%, 3/25/34	139
4,820,000	Rental Car Finance Corp., 1.38%, 8/25/05	4,822
1,012,287	SLM Student Loan Trust, 1.21%, 1/25/11	1,012
2,069,176	SuperAnnuation Members Home Loan, 1.36%, 12/1/28	2,069
4,700,000	Samsung Capital Auto, 1.48%, 5/23/08	4,701
83,300	Saxon Asset Securities Trust, 1.37%, 3/25/32	83
Corporate Bonds (32%)
1,500,000	AT&T Corp., 7.00%, 11/15/06	1,661
1,440,000	AT&T Corp., 8.50%, 11/15/31	1,633
3,260,000	AT&T Wireless Services Inc., 7.35%, 3/1/06	3,577
1,500,000	American Electric Power Co. Inc., 6.125%, 5/15/06	1,611
1,750,000	American Express Co., 3.75%, 11/20/07	1,773
3,500,000	American International Group Inc. 144A, 2.875%, 5/15/08 (b)	3,383
1,530,000	Anadarko Petroleum Corp., 6.125%, 3/15/12	1,656
1,440,000	BSCH Issuances, 7.625%, 11/3/09	1,688
3,920,000	Bank of America Corp., 3.25%, 8/15/08	3,844

Principal or Shares	Security Description	Value (000)

3,930,000	Bank One Corp., 2.625%, 6/30/08	$3,749
2,040,000	Boston Properties Inc., 6.25%, 1/15/13	2,172
3,530,000	Bristol-Myers Squibb Co., 4.75%, 10/1/06	3,723
1,290,000	British Telecom PLC, 8.875%, 12/15/30	1,661
1,530,000	Celulosa Arauco 144A, 5.125%, 7/9/13 (b)	1,472
1,690,000	Clear Channel Communication Inc., 4.25%, 5/15/09	1,679
3,285,000	Comcast Corp., 6.50%, 1/15/15	3,519
1,550,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	1,654
1,720,000	DaimlerChrysler NA Holdings Corp., 4.05%, 6/4/08	1,663
3,020,000	John Deere Capital Corp., 7.00%, 3/15/12	3,458
1,290,000	Deutsche Telekom Int’l, 9.25%, 6/1/32	1,745
1,480,000	Devon Financing Corporation ULC, 6.875%, 9/30/11	1,670
1,560,000	EOP Operating LP, 5.875%, 1/15/13	1,623
1,480,000	ERAC USA Finance Co. 144A, 7.35%, 6/15/08 (b)	1,689
1,750,000	Codelco Inc., 7.375%, 5/1/09	2,013
2,280,000	Fifth Third Bank, 4.50%, 6/1/18	2,064
1,390,000	First Union National Bank, 7.80%, 8/18/10	1,662
920,000	Ford Motor Co., 7.45%, 7/16/31	826
1,265,000	France Telecom, 9.75%, 3/1/31	1,670
1,605,000	Gannett Co. Inc., 5.50%, 4/1/07	1,739
3,270,000	General Electric Capital Corp., 4.25%, 1/15/08	3,367
1,650,000	General Mills Inc., 6.00%, 2/15/12	1,764
910,000	General Motors Acceptance Corp., 8.00%, 11/1/31	936
1,510,000	General Motors Corp., 8.375%, 7/15/33	1,593
1,070,000	Goldman Sachs Group Inc., 1.34%, 4/20/06	1,072
1,720,000	Goldman Sachs Group Inc., 6.125%, 2/15/33	1,717
1,400,000	Harrah’s Operating Co., 7.50%, 1/15/09	1,598
1,600,000	International Lease Finance Corp., 4.00%, 1/17/06	1,646
1,605,000	International Paper Co., 6.75%, 9/1/11	1,773
1,465,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	1,686
1,840,000	Lockheed Martin Corp., 7.65%, 5/1/16	2,215
1,540,000	MBNA America Bank, 5.375%, 1/15/08	1,636
1,550,000	Marsh & McLennan Cos. Inc., 5.375%, 3/15/07	1,676
1,250,000	Montpelier Re Holdings, 6.125%, 8/15/13	1,263
1,560,000	Morgan Stanley Dean Witter, 6.10%, 4/15/06	1,691
1,740,000	Nisource Finance Corp., 5.40%, 7/15/14	1,740
1,680,000	PHH Corp., 6.00%, 3/1/08	1,797
1,980,000	Pemex Master, 7.875%, 2/1/09	2,218
1,800,000	Petronas Capital, 7.00%, 5/22/12	2,016
3,040,000	Pulte Homes Inc., 7.875%, 8/1/11	3,561
1,900,000	Hutchison Whampoa Int’l, 6.50%, 2/13/13	1,965
1,760,000	Rio Tinto Finance USA Ltd., 2.625%, 9/30/08	1,676
1,400,000	Koninklijke KPN NV, 8.00%, 10/1/10	1,669
1,690,000	SLM Corp., 3.625%, 3/17/08	1,689

31	Paydenfunds

Principal or Shares	Security Description	Value (000)

3,725,000	Simon Property Group LP, 6.375%, 11/15/07	$4,082
1,750,000	Southern Power Co. 144A, 4.875%, 7/15/15 (b)	1,661
3,410,000	Sprint Capital Corp., 7.90%, 3/15/05	3,653
1,505,000	Target Corp., 6.35%, 1/15/11	1,674
1,770,000	Telecom Italia Capital, 5.25%, 11/15/13	1,756
1,950,000	Time Warner Inc., 7.70%, 5/1/32	2,203
1,630,000	TXU Energy Co. 144A, 7.00%, 3/15/13 (b)	1,788
2,280,000	United Utilities, 4.55%, 6/19/18	2,033
1,695,000	Valero Energy Corp., 6.125%, 4/15/07	1,808
3,690,000	Verizon Global Funding Corp., 4.00%, 1/15/08	3,737
1,410,000	Vodafone Group PLC, 7.75%, 2/15/10	1,668
1,550,000	Washington Mutual, 5.62%, 1/15/07	1,670
3,130,000	Waste Management Inc., 6.375%, 11/15/12	3,411
1,520,000	Wells Fargo & Co., 5.90%, 5/21/06	1,653
1,640,000	Wells Fargo & Co., 3.50%, 4/4/08	1,638
1,790,000	Western & South Financial Group 144A, 5.75%, 7/15/33 (b)	1,674
1,490,000	XL Capital (Europe) Plc, 6.50%, 1/15/12	1,625
Foreign Government (2%)
410,000	Republic of Chile, 5.50%, 1/15/13	420
1,615,000	United Mexican States, 10.375%, 2/17/09	2,036
2,226,346	Croatia, 2.00%, 7/31/06	2,222
3,100,000	South Africa Government International Bond, 7.375%, 4/25/12	3,463
1,615,000	United Mexican States, 6.375%, 1/16/13	1,662
Mortgage Backed Securities (37%)
24,830,000	FNMA TBA, 5.00%, 11/1/18 (c)	25,218
11,795,000	FNMA TBA, 5.50%, 11/1/33 (c)	11,902
23,800,000	FNMA TBA, 6.50%, 11/1/33 (c)	24,722
18,670,000	FNMA TBA, 7.00%, 11/1/33 (c)	19,656
7,770,000	GNMA TBA, 5.50%, 11/1/33 (c)	7,870
8,020,000	GNMA TBA, 6.50%, 11/1/33 (c)	8,396
23,230,000	FHLMC TBA, 5.00%, 11/1/18 (c)	23,586
1,500,000	Bear Stearns Commercial Mortgage Security, 1.72%, 12/3/13	1,500
7,803,711	BSARM 2003-7 9A, 4.871%, 10/25/33	7,777
13,992,543	FHLMC #1B0604, 4.60%, 12/1/32	14,272
1,349,919	FHR #2395 FT, 1.57%, 12/15/31	1,355
3,995,908	FNMA #670385, 6.50%, 9/1/32	4,152
1,639,837	GNMA #781288 6.50%, 5/15/31	1,718
6,000,000	Impac CMB Trust, 1.54%, 10/25/33	6,000
1,061,053	Option One Mortgage Loan Trust, 1.39%, 6/25/32	1,060
6,361,134	Residential Funding Mortgage Securities, 1.25%, 7/25/18	6,359
1,348,710	Washington Mutual, 3.27%, 11/25/41	1,352
30,523,663	Washington Mutual, IO, .653%, 11/26/07	198
U.S. Government Agency (6%)
3,540,000	FHLMC, 2.875%, 11/3/06	3,549
4,520,000	FHLMC, 3.875%, 2/15/05	4,649
2,300,000	FHLMC, 6.25%, 7/15/32	2,481
3,850,000	FHLMC, 2.75%, 8/15/06	3,870
3,860,000	FHLMC, 2.125%, 11/15/05	3,859
1,880,000	FNMA, 4.75%, 2/21/13	1,842
2,950,000	FNMA, 3.25%, 8/15/08	2,914
3,220,000	FNMA, 4.00%, 9/2/08	3,237
3,070,000	FNMA, 4.625%, 10/15/13	3,027

Principal or Shares	Security Description	Value (000)

U.S. Treasury (24%)
17,020,000	U.S. Treasury Bill, 0%, 12/18/03	$17,001
6,195,000	U.S. Treasury Bond, 8.00%, 11/15/21	8,302
7,040,000	U.S. Treasury Bond, 6.25%, 8/15/23	7,945
7,290,000	U.S. Treasury Bond, 6.125%, 11/15/27	8,149
1,200,000	U.S. Treasury Note, 6.50%, 2/15/10	1,392
9,340,000	U.S. Treasury Note, 4.875%, 2/15/12 (d)	9,852
15,610,000	U.S. Treasury Note, 3.25%, 8/15/07	15,878
30,370,000	U.S. Treasury Note, 1.50%, 2/28/05	30,395
9,750,000	U.S. Treasury Note, 4.25%, 8/15/13	9,710
Investment Companies (8%)
35,803,907	Bunker Hill Money Market Fund *	35,804

Total (Cost - $587,642) (a) (130%)		587,561
Liabilities in excess of Other Assets (-30%)		(133,968)

Net Assets (100%)		$453,593

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund.

(a)	This also represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,062
Unrealized depreciation	(3,143)

Net unrealized depreciation	$(81)

(b)	Security is exempt from registration under rule 144(a) of the Securities Act of 1933.

(c)	Security was purchased on a delayed delivery basis.

(d)	All or a portion of this security is being held by the custodian in a segregated account.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation

AOL Time Warner	Dec 2006	$1,500,000	$61
Bellsouth Corp.	Sept 2005	1,250,000	25
Lockheed Martin Corp.	Aug 2005	1,250,000	7
Mexico Credit Default Swap	Aug 2004	1,000,000	14

		$5,000,000	$107

See notes to financial statements.

Annual Report	32

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade income producing securities from U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality

AAA	58%
AA	5%
A	10%
BBB	20%
BB or below	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Asset Backed Securities (14%)
1,966,860	ARMS II, 1.37%, 9/10/34	$1,967
900,000	Chase Credit Card Master Trust 2002-2 Class C, 2.02%, 7/16/07	902
1,400,000	Citibank Credit Card Issuance Trust, 1.45%, 3/7/08	1,402
2,540,000	Distribution Financial Master Trust 2003-2 A, 1.22%, 4/15/08	2,544
2,000,000	Holmes Financing PLC, 1.30%, 1/15/08	2,000
7,000,000	Residential Asset Securitization Trust, IO, 4.50%, 2/25/04	75
1,116,207	Los Angeles Arena Funding LLC, 7.656%, 12/15/21	1,178
600,000	MBNA Master Credit Card Trust, 1.92%, 7/15/07	600
4,800,000	Residential Asset Mortgage Products, IO, 8.00%, 2/25/04	95
1,735,438	SuperAnnuation Members Home Loan, 1.36%, 12/1/28	1,735
4,400,000	Samsung Capital Auto, 1.48%, 5/23/08	4,401
747,041	Washington Mutual, 2.92%, 3/25/33	749
Corporate Bonds (36%)
550,000	Time Warner Inc., 7.70%, 5/1/32	621
490,000	AT&T Corp., 7.00%, 11/15/06	543
430,000	AT&T Corp., 8.50%, 11/15/31	488
910,000	AT&T Wireless Services Inc., 7.35%, 3/1/06	998
300,000	Allied Waste of North America, 7.875%, 1/1/09	313
430,000	American Electric Power Co. Inc., 6.125%, 5/15/06	462
470,000	American Express Co., 3.75%, 11/20/07	476
720,000	American International Group Inc. 144A, 2.875%, 5/15/08 (b)	696
300,000	Amkor Technologies Inc. 144A, 7.75%, 5/15/13 (b)	317
460,000	Anadarko Petroleum Corp., 6.125%, 3/15/12	498
495,000	BSCH Issuances, 7.625%, 11/3/09	580
1,090,000	Bank of America Corp., 3.25%, 8/15/08	1,069
1,120,000	Bank One Corp., 2.625%, 6/30/08	1,068
570,000	Boston Properties Inc., 6.25%, 1/15/13	607
1,000,000	Bristol-Myers Squibb Co., 4.75%, 10/1/06	1,055
400,000	British Telecom PLC, 8.875%, 12/15/30	515
430,000	Celulosa Arauco 144A, 5.125%, 7/9/13 (b)	414
320,000	Clear Channel Communication Inc., 4.25%, 5/15/09	318
900,000	Comcast Corp., 6.50%, 1/15/15	964
440,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	469
530,000	DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08	512
420,000	John Deere Capital Corp., 7.00%, 3/15/12	481
370,000	Deutsche Telekom Int’l, 9.25%, 6/1/32	500
440,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	497

Principal or Shares	Security Description	Value (000)

450,000	EOP Operating LP, 5.875%, 1/15/13	$468
470,000	ERAC USA Finance Co. 144A, 7.35%, 6/15/08 (b)	536
325,000	Equistar Chemicals LP/Equistar Funding Corp., 10.125%, 9/1/08	341
670,000	Fifth Third Bank, 4.50%, 6/1/18	606
380,000	First Union National Bank, 7.80%, 8/18/10	454
260,000	Ford Motor Co., 7.45%, 7/16/31	234
430,000	France Telecom, 9.75%, 3/1/31	568
440,000	Gannett Co. Inc., 5.50%, 4/1/07	477
910,000	General Electric Capital Corp., 4.25%, 1/15/08	937
450,000	General Mills Inc., 6.00%, 2/15/12	481
275,000	General Motors Acceptance Corp., 8.00%, 11/1/31	283
410,000	General Motors Corp., 8.375%, 7/15/33	433
200,000	Georgia-Pacific Corp., 8.125%, 5/15/11	217
540,000	Goldman Sachs Group Inc., 6.125%, 2/15/33	539
50,000	Grupo Televisa SA, 8.00%, 9/13/11	55
300,000	Host Marriott Corp,7.875%, 8/1/08	308
150,000	Hanger Orthopedic Group Inc., 10.375%, 2/15/09	170
400,000	Harrah’s Operating Co., 7.50%, 1/15/09	457
300,000	Houghton Mifflin Co., 8.25%, 2/1/11	317
300,000	Insight Midwest LP/Insight Capital Inc., 10.50%, 11/1/10	313
450,000	International Lease Finance Corp., 4.00%, 1/17/06	463
420,000	International Paper Co., 6.75%, 9/1/11	464
275,000	Isle of Capri Casinos Inc., 8.75%, 4/15/09	291
300,000	K B Home, 9.50%, 2/15/11	334
370,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	426
510,000	Lockheed Martin Corp., 7.65%, 5/1/16	614
450,000	MBNA America Bank, 5.375%, 1/15/08	478
430,000	Marsh & McLennan Cos. Inc., 5.375%, 3/15/07	465
330,000	Montpelier Re Holdings, 6.125%, 8/15/13	333
430,000	Morgan Stanley Dean Witter, 6.10%, 4/15/06	466
490,000	Nisource Finance Corp., 5.40%, 7/15/14	490
300,000	Owens-Brockway, 8.875%, 2/15/09	325
535,000	PHH Corp., 6.00%, 3/1/08	572
300,000	PanAmSat Corp., 8.50%, 2/1/12	323
410,000	Pemex Master Trust, 7.875%, 2/1/09	459
50,000	Pemex Project Funding Master Trust, 8.50%, 2/15/08	57
50,000	Tyumen Oil Co., 11.00%, 11/6/07	56
850,000	Pulte Homes Inc., 7.875%, 8/1/11	996
50,000	Mobile Telesystems, 9.75%, 1/30/08	53
50,000	Hutchison Whampoa Int’l, 6.50%, 2/13/13	52
275,000	Regal Cinemas Inc., 9.375%, 2/1/12	311

33	Paydenfunds

Principal or Shares	Security Description	Value (000)

530,000	Rio Tinto Finance USA Ltd., 2.625%, 9/30/08	$505
390,000	Koninklijke KPN NV, 8.00%, 10/1/10	465
470,000	SLM Corp., 3.625%, 3/17/08	470
300,000	Saks Inc., 8.25%, 11/15/08	340
300,000	Sequa Corp., 9.00%, 8/1/09	330
990,000	Simon Property Group LP, 6.375%, 11/15/07	1,085
520,000	Southern Power Co. 144A, 4.875%, 7/15/15 (b)	494
1,080,000	Sprint Capital Corp., 7.90%, 3/15/05	1,157
300,000	Stone Container Corp., 9.75%, 2/1/11	327
300,000	TRW Automotive Inc, 9.375%, 2/15/13	339
430,000	Target Corp., 6.35%, 1/15/11	478
490,000	Telecom Italia Capital, 5.25%, 11/15/13	486
450,000	TXU Energy Co. 144A, 7.00%, 3/15/13 (b)	494
300,000	United Auto Group Inc., 9.625%, 3/15/12	330
300,000	United Rentals Inc., 10.75%, 4/15/08	335
610,000	United Utilities, 4.55%, 6/19/18	544
440,000	Valero Energy Corp., 6.125%, 4/15/07	469
1,050,000	Verizon Global Funding Corp., 4.00%, 1/15/08	1,063
440,000	Vodafone Group PLC, 7.75%, 2/15/10	520
440,000	Washington Mutual, 5.625%, 1/15/07	474
860,000	Waste Management Inc., 6.375%, 11/15/12	937
420,000	Wells Fargo & Co., 5.90%, 5/21/06	457
460,000	Wells Fargo & Co., 3.50%, 4/4/08	459
420,000	Western & South Financial Group Inc. 144A, 5.75%, 7/15/33 (b)	393
410,000	XL Capital (Europe) PLC, 6.50%, 1/15/12	447
Foreign Bonds (3%)
150,000	Republic of Chile, 5.50%, 1/15/13	153
100,000	Peru Government International Bond, 9.125%, 2/21/12	112
150,000	Philippine Government International Bond, 9.875%, 1/15/19	156
100,000	Federal Republic of Brazil, 12.25%, 3/6/30	109
225,000	Russian Federation, 5.00%, 3/31/30	210
75,000	Mexico Government International Bond, 8.30%, 8/15/31	83
200,000	Colombia Government International Bond, 10.00%, 1/23/12	211
107,143	Bulgaria Government Bond, 1.937%, 7/28/12	105
153,926	Brazil C-Bond, 8.00%, 4/15/14	144
61,958	Croatia, 2.00%, 7/31/06	62
70,000	Russian Ministry of Finance, 3.00%, 5/14/06	67
75,000	Peru Government International Bond, 4.50%, 3/7/17	67
40,000	Russian Federation, 11.00%, 7/24/18	53
50,000	Republic of Chile, 6.875%, 4/28/09	56
147,002	Ukraine Government International Bond, 11.00%, 3/15/07	163
125,000	United Mexican States, 8.375%, 1/14/11	147
175,000	Panama Government International Bond, 9.625%, 2/8/11	201
100,000	United Mexican States, 8.125%, 12/30/19	110
75,000	Philippine Government International Bond, 9.50%, 10/21/24	83
100,000	Romania Government International Bond, 10.625%, 6/27/08	141
50,000	Malaysia Government International Bond, 7.50%, 7/15/11	59
100,000	Bulgaria Government International Bond, 8.25%, 1/15/15	114
150,000	South Africa Government International Bond, 7.375%, 4/25/12	168
185,000	Federal Republic of Brazil, 11.50%, 3/12/08	205
520,000	United Mexican States, 6.375%, 1/16/13	535

Principal or Shares	Security Description	Value (000)

Mortgage Backed Securities (38%)
6,470,000	FNMA TBA, 5.00%, 11/1/18 (c)	$6,571
2,850,000	FNMA TBA, 5.50%, 11/1/33 (c)	2,876
5,280,000	FNMA TBA, 6.50%, 11/1/33 (c)	5,485
5,255,000	FNMA TBA, 7.00%, 11/1/33 (c)	5,533
2,040,000	GNMA TBA, 5.50%, 11/1/33 (c)	2,066
1,100,000	GNMA TBA, 6.50%, 11/1/33 (c)	1,152
6,120,000	FHLMC TBA, 5.00%, 11/1/18 (c)	6,214
1,800,000	Bear Stearns Commercial Mortgage Security, 1.72%, 12/3/13	1,800
2,208,220	Bear Stearns ARM 2003-7 9A, 4.871%, 10/25/33	2,201
5,626,933	FHLMC #1B0604, 4.60%, 12/1/32	5,739
1,619,903	FHR # 2395 FT, 1.57%, 12/15/31	1,626
1,114,124	FNMA #670385, 6.50%, 9/1/32	1,158
1,670,778	GNMA #781288 6.50%, 5/15/31	1,751
2,000,000	Impac CMB Trust, 1.54%, 10/25/33	2,000
24,164,566	Washington Mutual, IO, .653%, 11/26/07	157
U.S. Government Agency (3%)
630,000	FHLMC, 2.875%, 11/3/06	632
570,000	FHLMC, 3.875%, 2/15/05	586
340,000	FHLMC, 6.25%, 7/15/32	367
650,000	FHLMC, 2.75%, 8/15/06	653
580,000	FHLMC, 2.125%, 11/15/05	580
300,000	FNMA, 4.75%, 2/21/13	294
690,000	FNMA, 3.25%, 8/15/08	682
440,000	FNMA, 4.625%, 10/15/13	434
U.S. Treasury (28%)
4,710,000	U.S. Treasury Bill, 0%, 12/18/03	4,705
1,385,000	U.S. Treasury Bond, 8.00%, 11/15/21	1,856
1,640,000	U.S. Treasury Bond, 6.25%, 8/15/23	1,850
2,605,000	U.S. Treasury Bond, 6.125%, 11/15/27	2,911
5,360,000	U.S. Treasury Note, 4.875%, 2/15/12 (d)	5,653
6,830,000	U.S. Treasury Note, 3.25%, 8/15/07	6,947
8,360,000	U.S. Treasury Note, 1.50%, 2/28/05	8,366
2,250,000	U.S. Treasury Note, 4.25%, 8/15/13	2,240
Investment Companies (4%)
4,345,375	Bunker Hill Money Market Fund *	4,345

Total (Cost - $153,563) (a) (126%)		154,673
Liabilities in excess of Other Assets (-26%)		(32,431)

Net Assets (100%)		$122,242

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,991
Unrealized depreciation	(881)

Net unrealized appreciation	$1,110

(b)	Security was purchased on a delayed delivery basis.

(c)	Security is exempt from registration under rule 144(a) of the Securities Act of 1933.

(d)	All or a portion of the security is being held by the custodian in a segregated account.

See notes to financial statements.

Annual Report	34

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation

AOL Time Warner Default Swap	Dec - 06	$500	$20
Bellsouth Corp. Default Swap	Sept - 05	1,000	20
Lockheed Martin Corp. Default Swap	Aug - 05	1,000	6
Mexico Credit Default Swap	Aug - 04	4,100	56

		$6,600	$102

Open Forward Currency Contracts

Delivery Date	Currency	Contact Price	Contract Value	Unrealized Appreciation (Depreciation)

Asset:
11/06/2003	Euro (Sell)	1.1685	$140	$1

See notes to financial statements.

35	Paydenfunds

The Fund seeks high current income and capital appreciation by generally investing in below investment grade income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality

AAA	4%
BB	29%
B or below	67%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

Corporate Bonds (93%)
Automotive (2%)
1,500,000	Rexnord Corporation, 10.125%, 12/15/12	$1,657
2,000,000	TRW Automotive Inc. 144A, 11.00%, 2/15/13 (b)	2,360
1,000,000	TRW Automotive Inc., 9.375%, 2/15/13	1,130
Basic Materials (8%)
500,000	Buckeye Technologies Inc. 144A, 8.50%, 10/1/13 (b)	521
1,700,000	Buckeye Technologies Inc., 8.00%, 10/15/10	1,606
2,000,000	Compass Minerals Group, 10.00%, 8/15/11	2,230
2,220,000	Equistar Chemicals LP/Equistar Funding Corp., 10.125%, 9/1/08	2,331
2,000,000	Euramax International 144A, 8.50%, 8/15/11 (b)	2,130
2,785,000	Georgia-Pacific Corp., 8.125%, 5/15/11	3,018
1,500,000	Ineos Group Holdings Plc, 10.50%, 8/1/10	1,953
2,470,000	JSG Funding Plc, 9.625%, 10/1/12	2,742
1,000,000	Lyondell Chemical Co., 9.875%, 5/1/07	1,012
1,450,000	Norske Skog Canada, 8.625%, 6/15/11	1,479
3,500,000	Rockwood Specialties 144A, 10.625%, 5/15/11 (b)	3,798
100,000	Tembec Industries Inc., 8.50%, 2/1/11	96
1,205,000	Tembec Industries Inc., 8.625%, 6/30/09	1,175
1,900,000	Westlake Chemical Corporation 144A, 8.75%, 7/15/11 (b)	2,009
Building & Construction (1%)
320,000	D.R. Horton, Inc., 8.00%, 2/1/09	358
1,115,000	KB Home, 8.625%, 12/15/08	1,235
200,000	KB Home, 9.50%, 2/15/11	222
75,000	Ryland Group, 8.00%, 8/15/06	82
750,000	Standard Pacific Corp., 7.75%, 3/15/13	773
Cable Systems (5%)
275,000	CSC Holdings Inc., 7.25%, 7/15/08	275
120,000	CSC Holdings Inc., 8.125%, 07/15/09	125
2,000,000	Echostar DBS Corp. 144A, 6.375%, 10/1/11 (b)	1,995
5,000	Echostar DBS Corp., 9.125%, 1/15/09	6
2,500,000	Innova S de R.L. 144A, 9.375%, 9/19/13 (b)	2,487
2,960,000	Insight Midwest LP/Insight Capital Inc., 10.50%, 11/1/10	3,086
3,510,000	Mediacom LLC/Mediacom Capital Corp., 9.50%, 1/15/13	3,334
1,820,000	PanAmSat Corp., 8.50%, 2/1/12	1,956
75,000	Panamsat Corporation, 6.375%, 1/15/08	76
Chemicals (2%)
2,475,000	Ethyl Corporation, 8.875%, 5/1/10	2,574
1,500,000	Huntsman ICI Chemicals, 10.125%, 7/1/09	1,425

Principal or Shares	Security Description	Value (000)

50,000	Lyondell Chemical Co., 9.625%, 5/1/07	$50
2,000,000	United Industries Corp., 9.875%, 4/1/09	2,075
Communications (3%)
2,505,000	Crown Castle International Corp., 10.75%, 8/1/11	2,806
1,500,000	Dobson Communications Corp. 144A, 8.875%, 10/1/13 (b)	1,522
1,600,000	Eircom Funding 144A, 8.25%, 8/15/13 (b)	1,746
1,030,000	Rogers Wireless Communications Inc., 9.625%, 5/1/11	1,190
985,000	Triton PCS Inc., 8.50%, 6/1/13	1,024
2,000,000	Triton PCS Inc., 8.75%, 11/15/11	1,910
Consumer Cyclicals (12%)
1,500,000	Bavaria S.A. 144A, 8.875%, 11/1/10 (b)	1,474
1,120,000	Central Garden & Pet Co., 9.125%, 2/1/13	1,229
625,000	Cole National Group Inc., 8.625%, 08/15/07	637
1,620,000	Cole National Group, 8.875%, 05/15/12	1,721
40,000	Cott Beverages USA Inc., 8.00%, 12/15/11	43
2,000,000	Eagle-Picher Inc. 144A, 9.75%, 9/1/13 (b)	2,120
2,475,000	Elizabeth Arden Inc., 10.375%, 5/15/07	2,574
1,500,000	Interline Brands Inc 144A, 11.50%, 5/15/11 (b)	1,624
1,750,000	Jafra Cosmetics, 10.75%, 5/15/11	1,886
875,000	JC Penney Co Inc, 8.00%, 3/1/10	973
2,000,000	Norcross Safety Products 144A, 9.875%, 8/15/11 (b)	2,175
2,500,000	Oxford Industries Inc. 144A, 8.875%, 6/1/11 (b)	2,694
1,500,000	Rent-A-Center, 7.50%, 5/1/10	1,586
900,000	Russell Corp., 9.25%, 5/1/10	946
3,500,000	Stone Container Corp., 9.75%, 2/1/11	3,819
2,000,000	Tenneco Automotive Inc., 10.25%, 7/15/13	2,170
2,750,000	Town Sports International, 9.625%, 4/15/11	2,942
3,110,000	United Auto Group Inc., 9.625%, 3/15/12	3,425
3,295,000	United Rentals, Inc., 10.75%, 4/15/08	3,674
Consumer Staples (3%)
525,000	Ingles Markets Inc., 144A, 8.875%, 12/1/11 (b)	504
2,785,000	Ingles Markets Inc., 8.875%, 12/1/11	2,674
3,190,000	Pilgrim’s Pride Corp., 9.625%, 9/15/11	3,485
2,460,000	Roundy’s Inc, 8.875%, 6/15/12	2,571
Container - Paper/Plastic (2%)
2,250,000	Constar International, 11.00%, 12/1/12	1,890
1,500,000	Crown Euro Holdings SA, 10.875%, 3/1/13	1,657
1,590,000	Crown Euro Holdings SA, 9.50%, 3/1/11	1,705
Electrical & Electronics (1%)
1,600,000	Fimep S.A., 10.50%, 2/15/13	1,846

Annual Report	36

Principal or Shares	Security Description	Value (000)

Energy (3%)
2,065,000	Amerigas Partners/Eagle Financials, 8.875%, 05/20/11	$2,241
871,677	Dresser, Inc., Term Loan, 5.71%, 4/10/09	885
1,225,000	Energy Partners Ltd. 144A, 8.75%, 8/1/10 (b)	1,263
2,450,000	Grant Prideco Inc., 9.625%, 12/1/07	2,707
860,000	Nuevo Energy Co., 9.50%, 6/1/08	904
1,550,000	Westport Resources Corp., 8.25%, 11/1/11	1,709
Financial (7%)
20,611,111	JP Morgan Hydib-June 2008, 9.00%, 6/20/08	21,204
Food - Retail (1%)
2,000,000	Carrols Corp., 9.50%, 12/1/08	2,000
1,100,000	Dominos Inc. 144A, 8.25%, 7/1/11 (b)	1,161
35,000	Yum! Brands Inc., 7.70%, 7/1/12	39
Gaming (6%)
1,750,000	Ameristar Casinos Inc., 10.75%, 2/15/09	2,013
3,235,000	Boyd Gaming Corp., 7.75%, 12/15/12	3,421
75,000	Boyd Gaming Corp., 8.75%, 4/15/12	82
2,500,000	Hard Rock Hotel Inc. 144A, 8.875%, 6/1/13 (b)	2,644
75,000	Harrahs Operating Co., 7.875%, 12/15/05	81
570,000	Herbst Gaming Inc., 10.75%, 9/1/08	638
1,620,000	Hollywood Entertainment Corp., 9.625%, 3/15/11	1,762
2,495,000	Isle of Capri Casinos Inc., 8.75%, 4/15/09	2,642
45,000	Mandalay Resort Group, 10.25%, 8/1/07	52
75,000	Mandalay Resort Group, 6.45%, 2/1/06	78
35,000	MGM Mirage Inc., 8.50%, 9/15/10	40
75,000	Park Place Entertainment Corp., 7.875%, 12/15/05	80
85,000	Park Place Entertainment Corp., 7.875%, 3/15/10	92
2,250,000	Pinnacle Entertainment Inc., 9.25%, 2/15/07	2,295
120,000	Station Casinos Inc., 8.875%, 12/1/08	124
1,960,000	Venetian Casino / LV Sands, 11.00%, 6/15/10	2,256
750,000	Wynn Las Vegas LLC/Corp., 12.00%, 11/1/10	867
Health Care (9%)
1,500,000	Ameripath Inc., 10.50%, 4/1/13	1,568
30,000	AmerisourceBergen Corp., 8.125%, 9/1/08	32
2,000,000	Concentra Operating Corp., 9.50%, 8/15/10	2,090
8,000	Coventry Health Care Inc., 8.125%, 02/15/12	9
1,270,000	Extendicare Health Services Inc., 9.35%, 12/15/07	1,311
2,375,000	Hanger Orthopedic Group Inc., 10.375%, 2/15/09	2,684
1,270,000	Iasis Healthcare Corp., 13.00%, 10/15/09	1,426
2,450,000	Insight Health Services Corp., 9.875%, 11/1/11	2,634
3,000,000	Medex Inc 144A, 8.875%, 5/15/13 (b)	3,233
1,500,000	Medquest Inc, 11.875%, 8/15/12	1,635
1,000,000	National Nephrology Association 144A, 9.00%, 11/1/11 (b)	1,030
600,000	NDCHealth Corp. 144A, 10.50%, 12/1/12 (b)	671
475,000	Perkinelmer Inc., 8.875%, 1/15/13	520
3,570,000	Province Healthcare, 7.50%, 6/1/13	3,570
2,000,000	Select Medical Corp. 144A, 7.50%, 8/1/13 (b)	2,090
845,000	Service Corp Intl., 7.70%, 4/15/09	877
1,565,000	United Surgical Partners, 10.00%, 12/15/11	1,721
1,000,000	Universal Hospital Services 144A, 10.125%, 11/1/11 (b)	1,035
1,100,000	Ventas Realty LP/Ventas Capital Corp, 9.00%, 5/1/12	1,224
Industrial (11%)
1,900,000	Allied Waste of North America, 10.00%, 8/1/09	2,066
45,000	Allied Waste of North America, 7.875%, 1/1/09	47
1,425,000	Allied Waste of North America, 9.25%, 9/1/12	1,600
3,000,000	Aviall Inc., 7.625%, 7/1/11	3,068
2,545,000	Dana Corp., 9.00%, 8/15/11	2,825
2,000,000	Fastentech Inc. 144A, 11.50%, 5/1/11 (b)	2,115

Principal or Shares	Security Description	Value (000)

3,000,000	Graphic Packaging Int’l 144A, 9.50%, 8/15/13 (b)	$3,337
120,000	Greif Inc, 8.875%, 8/1/12	130
1,200,000	Jacuzzi Brands Inc. 144A, 9.625%, 7/1/10 (b)	1,278
1,764,000	K&F Industries Inc., 9.25%, 10/15/07	1,826
1,520,000	Motors and Gears Inc., 10.75%, 11/15/06	1,246
2,100,000	Owens-Brockway, 8.875%, 2/15/09	2,273
3,510,000	Sequa Corp., 9.00%, 8/1/09	3,861
810,000	SPX Corp., 7.50%, 1/1/13	869
3,295,000	Synagro Technologies Inc., 9.50%, 4/1/09	3,662
350,000	Terex Corp., 10.375%, 4/1/11	395
473,000	Terex Corp., 8.875%, 4/1/08	493
3,200,000	Texas Industries Inc. 144A, 10.25%, 6/15/11 (b)	3,552
Leisure (3%)
1,000,000	AMC Entertainment Inc., 9.50%, 3/15/09	1,032
2,020,000	Bally Total Fitness Holding Corp., 9.875%, 10/15/07	1,919
1,305,000	Regal Cinemas Inc., 9.375%, 2/1/12	1,475
15,000	Royal Caribbean Cruises Ltd., 7.25%, 3/15/18	14
2,500,000	Royal Caribbean Cruises Ltd., 8.75%, 2/2/11	2,800
2,220,000	Six Flags Inc., 8.875%, 2/1/10	2,112
Lodging (3%)
1,995,000	Felcor Lodging LP, 10.00%, 9/15/08	2,155
2,700,000	Host Marriott Corp,7.875%, 8/1/08	2,774
2,823,000	John Q. Hamons Hotels LP, 8.875%, 5/15/12	3,091
1,970,000	Meristar Hospitality Corp., 9.00%, 1/15/08	2,064
Multimedia (4%)
120,000	American Media Operation, 10.25%, 5/1/09	128
2,660,000	Corus Entertainment Inc., 8.75%, 3/1/12	2,926
1,250,000	Houghton Mifflin Co., 9.875%, 2/1/13	1,359
2,025,000	Nexstar Finance LLC/Nextstar Finance Inc., 12.00%, 4/1/08	2,263
120,000	Sinclair Broadcast Group Inc, 8.75%, 12/15/11	131
3,285,000	Spanish Broadcasting Systems, 9.625%, 11/1/09	3,416
2,198,000	Young Broadcasting Inc., 10.00%, 3/1/11	2,341
Service (3%)
2,745,000	Coinmach Corp., 9.00%, 2/1/10	2,992
1,425,000	Iron Mountain Inc., 8.625%, 4/1/13	1,539
329,000	Pierce Leahy Command Co., 8.125%, 5/15/08	343
2,000,000	Wackenhut Corrections 144A, 8.25%, 7/15/13 (b)	2,115
2,420,000	Williams Scotsman Inc., 9.875%, 6/1/07	2,456
Technology (2%)
2,740,000	Amkor Technologies Inc. 144A, 7.75%, 5/15/13 (b)	2,891
120,000	Amkor Technology Inc., 9.25%, 2/15/08	134
2,065,000	Solectron Corp., 9.625%, 2/15/09	2,282
45,000	Unisys Corp., 6.875%, 3/15/10	48
75,000	Unisys Corp., 8.125%, 6/1/06	82
Utilities (2%)
1,325,000	MSW Energy Holdings 144A, 8.50%, 9/1/10 (b)	1,418
3,385,000	PSEG Energy Holdings, 8.50%, 6/15/11	3,436
1,000,000	Reliant Resources 144A, 9.50%, 7/15/13 (b)	887

Total Corporate Bonds (Cost - $273,537)		287,529
Investment Companies (4%)
12,586,195	Bunker Hill Money Market Fund *	12,586

Total (Cost - $286,123) (a) (97%)		300,115
Other Assets, net of Liabilities (3%)		8,232

Net Assets (100%)		$308,347

See notes to financial statements.

37	Paydenfunds

*	Affiliated Investment

All of the above securities listed are held by the custodian in a segregated account except the Bunker Hill Money Market Fund.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$15,501
Unrealized depreciation	(1,509)

Net unrealized appreciation	$13,992

(b)	Security was purchased on a delayed delivery basis.

Open Swap Contracts

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation

AOL Time Warner Default Swap	Dec-06	$1,000	$41
Bellsouth Corp. Default Swap	Sept-05	1,000	19
Lockheed Martin Corp. Default Swap	Aug-05	1,000	6
Mexico Credit Default Swap	Aug-04	3,000	41
Romania Default Swap	Jun-08	4,000	227

		$10,000	$334

Open Forward Currency Contracts

Delivery Date	Currency	Contact Price	Contract Value	Unrealized Appreciation (Depreciation)

Asset:
11/06/2003	Euro (Sell)	1.1685	$1,986	$11

See notes to financial statements.

Annual Report	38

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of one to four years.

Credit Quality

AAA	52%
AA	45%
A	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

General Obligations (15%)
500,000	Grand Prairie TX, Independent School District, Zero Coupon, 2/15/05	$491
300,000	Illinois State, 5.00%, 8/1/05	318
490,000	Jefferson County KY, 5.00%, 8/15/05	521
500,000	Pennsylvania St., 6.00%, 7/1/05	537
125,000	Pima County, Arizona, 4.00%, 7/1/05	131
400,000	Round Rock, TX, 5.00%, 8/15/06	435

Total General Obligations		2,433

Revenue (84%)
College & University (3%)
500,000	University MD System Auxiliary Fac & Tuition Rev, 5.60%, 4/1/16	540
Electric & Gas (6%)
300,000	Cohasset, MI, 1.15%, 6/1/13	300
120,000	Salt River Project Arizona, 5.25%, 1/1/06	129
500,000	SC Public Service Authority, 5.00%, 1/1/05	522
Healthcare (3%)
500,000	Clackamas Co., OR Hospital Facility, 5.00%, 5/1/04	509
Housing (6%)
400,000	RI Hsg. & Mtg. Finance Corp., 4.00%, 3/24/05	414
500,000	VT Housing Finance Agency, 4.00%, 3/1/04	504
Lease (5%)
700,000	Michigan Building Authority, 5.00%, 10/15/05	749
Pre-refunded (39%)
500,000	Bath Michigan Community Schools, 5.75%, 5/1/25	541
100,000	Chesapeake, VA, 6.00%, 5/1/10	104
150,000	Connecticut State, 5.375%, 10/1/14	163
200,000	Dane County, Wisconsin, 5.40%, 3/1/08	203
410,000	FL State Department of Transportation, 5.70%, 7/1/11	444
120,000	Florida Board of Education, 6.10%, 6/1/24	130
100,000	Florida Dept. of Environmental Preservation, 5.50%, 7/1/07	108
500,000	Houston Texas, 5.75%, 4/1/12	531
400,000	Houston, TX Water & Sewer System, 6.20%, 12/1/23	440
500,000	Massachusetts Bay Tran Authority, 5.62%, 3/1/26	551
400,000	Metropolitan Atlanta Rapid Transit Authority 6.90%, 7/1/20	423
310,000	MO State Highways and Transportation Commission, 5.25%, 2/1/05	325

Principal or Shares	Security Description	Value (000)

500,000	New York City Water, 5.75%, 6/15/09	$541
400,000	New York Dormitory Authority, 5.37%, 7/1/25	435
210,000	OH State Water Revenue, 6.00%, 12/1/08	213
275,000	Pittsburgh School District, 5.50%, 9/1/14	304
300,000	VA Public School Authority, 6.50%, 8/1/15	318
500,000	Washington Co., OR Uni. Sewer, 6.125%, 10/1/04	523
Public Improvements (1%)
100,000	Phoenix, Arizona, 5.00%, 7/1/06	108
Student Loan (1%)
130,000	Iowa Student Loan, 4.00%, 6/1/04	132
Tax Backed (2%)
300,000	Texas State, 2.00%, 8/31/04	302
Transportation (11%)
300,000	CO Department of Transportation, 6.00%, 6/15/08	345
400,000	MI Comprehensive Transportation, 5.00%, 5/15/05	422
230,000	Mississippi Highway Revenue, 5.25%, 6/1/05	244
105,000	MO Environmental Improvement & Energy Reserve, 6.65%, 7/1/06	111
400,000	OH Turnpike (Common Turnpike) 6.00%, 2/15/05	425
200,000	Phoenix, Arizona, Street & Highway, 4.00%, 7/1/05	210
Water & Sewer (7%)
240,000	Missouri Environmental Improvement, 5.00%, 7/1/06	261
500,000	New York Environmental Facilities, 4.00%, 6/15/05	522
220,000	OH Water Authority, 5.50%, 6/1/06	241
45,000	OH Water Revenue - Unrefunded, 6.00%, 12/1/08	47

Total Revenue		13,334
Investment Companies (0%)
66,977	Dreyfus Tax Exempt Cash Management Fund	67

Total (Cost - $15,596) (a) (99%)		15,834
Other Assets, in excess of Liabilities (1%)		145

Net Assets (100%)		$15,979

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$241
Unrealized depreciation	(3)

Net unrealized appreciation	$238

See notes to financial statements.

39	Paydenfunds

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality

AAA	65%
AA	34%
BBB	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

General Obligations (47%)
600,000	Arlington County VA., 5.00%, 6/1/09	$672
600,000	FL State Board of Education, 5.75%, 6/1/12	678
600,000	Georgia State, 5.00%, 3/1/13	660
600,000	Glendale, AZ, 5.30%, 7/1/12	659
500,000	Huron Valley MI School Dist, 5.625%, 5/1/05	533
750,000	Illinois State, 5.50%, 8/1/13	855
600,000	Minnesota State, 5.50%, 6/1/08	679
200,000	Pennsylvania St., 5.00%, 2/1/09	222
365,000	Pennsylvania St., 5.00%, 5/1/09	407
405,000	Prince Georges County MD, 5.50%, 5/15/13	463
700,000	South Carolina School Facilities, 5.00%, 1/1/10	777

Total General Obligations		6,605

Revenue (50%)
College & University (4%)
500,000	University of North Carolina, 5.00%, 12/1/10	561
Housing (1%)
170,000	Wisconsin Housing & Economic Development, 5.30%, 11/1/05	174
Miscellaneous (1%)
100,000	Golden State Tobacco Securitization, 5.25%, 6/1/16	102
Pre-refunded (11%)
500,000	Charlotte Water & Sewer, 5.60%, 5/1/20	559
700,000	Clark County, NV School District, 5.875%, 6/15/13	759
275,000	New York City Transitional Finance Authority, 5.00%, 5/1/29	310
Special (5%)
600,000	OR Department Administrative Services Lottery Revenue, 5.75%, 4/1/14	680
Tax Backed (5%)
600,000	New York City Transitional Finance Authority, 5.50%, 2/1/10	679
Transportation (10%)
600,000	Kansas State Department of Transportation, 5.50%, 9/1/08	682
600,000	Los Angeles County Transportation Authority, 5.00%, 7/1/09	675

Principal or Shares	Security Description	Value (000)

Water & Sewer (13%)
400,000	California Dept. of Water, 5.25%, 12/1/13	$449
700,000	Contra Costa California Water District, 5.00%, 10/1/19	731
600,000	New York City Municipal Water Authority, 5.25%, 6/15/15	650

Total Revenue		7,011
Investment Companies (1%)
115,889	Dreyfus Tax Exempt Cash Management Fund	116

Total (Cost - $13,136) (a) (98%)		13,732
Other Assets, in excess of Liabilities (2%)		195

Net Assets (100%)		$13,927

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$649
Unrealized depreciation	(53)

Net unrealized appreciation	$596

See notes to financial statements.

Annual Report	40

The Fund seeks income that is exempt from federal and California income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality

AAA	70%
AA	25%
A	4%
BBB	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2003

Principal or Shares	Security Description	Value (000)

General Obligations (34%)
550,000	Chaffey CA, Union High School District, 5.50%, 8/1/17	$603
100,000	Covina Valley School District, 5.00%, 8/1/14	109
1,000,000	City of Los Angeles, CA, 5.00%, 9/1/10	1,119
1,000,000	Los Angeles, CA Unified School District, 6.00%, 7/1/14	1,183
1,050,000	Los Gatos, CA Unified School District, 5.00%, 8/1/12	1,149
220,000	Peralta CA, Community College District, 5.25%, 8/1/05	235
185,000	Peralta CA, Community College District, 5.25%, 8/1/06	203
900,000	PR Commonwealth, 6.25%, 7/1/08	1,053
1,560,000	Sacramento, CA City Unified School District, 5.75%, 7/1/15	1,853
650,000	Sacramento, CA City Unified School District, 7.00%, 7/1/05	710
1,000,000	Sacramento County, CA, 6.00%, 12/1/15	1,147
550,000	San Mateo County, CA Community College District, 3.00%, 9/1/04	559

Total General Obligations		9,923

Revenue (64%)
Electric & Gas (4%)
1,060,000	Glendale, CA Electric Works, 5.75%, 2/1/14	1,202
Housing (0%)
85,000	CA Housing Finance Agency, 5.20%, 8/1/26	85
Lease (4%)
1,085,000	Alameda County, CA Certificates, 5.375%, 6/1/09	1,201
Miscellaneous Revenue (1%)
300,000	Golden State Tobacco Securitization, 5.25%, 6/1/16	305
Pre-Refunded (30%)
1,000,000	CA Educational Facilities Authority, 5.75%, 9/1/26	1,138
1,000,000	California, 5.00%, 10/1/11	1,131
900,000	Los Angeles, CA Dept. of Water & Power, 5.50%, 6/15/29	934
900,000	Los Angeles, CA Dept. of Water & Power, 6.00%, 2/15/24	964
1,000,000	Contra Costa California Water District, 5.00%, 10/1/19	1,046
1,000,000	Los Angeles Water & Power, 5.25%, 7/1/11	1,132

Principal or Shares	Security Description	Value (000)

1,000,000	Los Angeles County California Sanitation District, 5.00%, 10/1/10	$1,124
100,000	The Metropolitan Water District of S. Cal., 1.15%, 7/1/35	100
1,000,000	Milpitas California Redevelopment Agency, 4.00%, 9/1/08	1,077
School Improvement (2%)
550,000	California Educational Facilities, 5.00%, 10/1/07	614
Special Purpose Entity (2%)
500,000	PR Infrastructure Financing Authority SPL, 5.50%, 10/1/17	561
Tax Allocation (1%)
160,000	San Dimas, CA Redevelopment Agency Tax Allocation, 6.75%, 9/1/16	164
Transportation (12%)
1,000,000	PR Highway and Transportation Authority, 5.50%, 7/1/15	1,151
1,025,000	San Diego County, CA Transportation Commission, 6.00%, 4/1/06	1,133
1,000,000	San Mateo County, CA Transit District, 5.50%, 6/1/17	1,138
Water & Sewer (8%)
100,000	CA Infrastructure & Economic Development, 5.00%, 10/1/07	112
1,000,000	Metropolitan Water District, CA 5.25%, 7/1/11	1,128
1,000,000	San Diego, CA Public Water, 5.00%, 8/1/13	1,092

Total Revenue		18,532

Investment Companies (0%)
54,582	Dreyfus State Tax Exempt	55

Total (Cost - $26,919) (a) (98%)		28,510
Other Assets, net of Liabilities (2%)		404

Net Assets (100%)		$28,914

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,673
Unrealized depreciation	(82)

Net unrealized appreciation	$1,591

See notes to financial statements.

41	Paydenfunds

Year ended October 31, 2003

(Amounts in 000s)

	GNMA Fund	Core Bond Fund	Opportunity Bond Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Change in net assets resulting from operations	$4,969	$14,425	$10,492
Adjustments to reconcile change in net assets resulting from operations to net cash from operating activities:
Change in unrealized appreciation (depreciation)	3,531	5,841	2,781
Change in interest and dividends receivable	79	(1,724)	1,382
Change in paydown receivable	(393)	(407)	(163)
Amortization/accretion	81	1,373	2,222
TBA commitment income	(2,557)	(1,615)	(482)
Change in other assets	(10)	(456)	24
Change in other liabilities	31	7	(28)
Purchase of investments	(1,767,517)	(3,601,567)	(1,460,659)
Proceeds from sales of investments	1,646,915	3,367,167	1,499,128
Payments for futures variation		(259)	(161)
Net change in forward exchange contracts		192	(114)
Paydowns	118,402	36,376	19,303

Net Cash From Operating Activities	3,531	(180,647)	73,725

CASH FLOW FROM FINANCING ACTIVITIES:
Payment for fund shares redeemed	(116,639)	(61,630)	(92,692)
Proceeds from fund shares sold	113,704	240,068	15,817
Cash paid for dividends and capital gains	(2,234)	(319)	(2,595)
Purchase of TBA transactions	(1,163,872)	(1,414,277)	(454,130)
Proceeds from sales of TBA transactions	1,165,512	1,416,736	459,875

Net Cash From Financing Activities	(3,529)	180,578	(73,725)

CHANGE IN CASH	2	(69)	0

Beginning Cash	(2)	69	0

Ending Cash	0	0	0

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING
Reinvestment of distributions	8,625	11,881	6,340

See notes to financial statements.

Annual Report	42

October 31, 2003

Numbers in 000s

	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund
ASSETS:
Investments, at value *	$105,233	$205,322	$53,978
Repurchase agreement, at cost
Foreign cash	82
Cash
Receivable for:
Interest and dividends	1,449	2,933	819
Paydowns
Investments sold	502	7,697
Fund shares sold	31	31	17
Futures, swaps and options contracts			142
Forward currency contracts	73	767
Receivable from Advisor (Note 3)
Other assets	21	54	8

Total Assets	107,391	216,804	54,964

LIABILITIES:
Payable for:
Forward currency contracts	75	946
Investments purchased	512	7,755	717
Fund shares redeemed	109	533	200
Futures, swaps and options contracts
TBA sales commitments
Distributions payable
Accrued expenses:
Investment advisory fees (Note 3)	21	54	20
Administration fees (Note 3)	7	14	4
Trustee fees and expenses	2	5	2
Other liabilities	46	99	58

Total Liabilities	772	9,406	1,001

NET ASSETS	$106,619	$207,398	$53,963

NET ASSETS:
Paid in capital	$110,528	$199,880	$47,446
Undistributed net investment income (loss)	2	378
Undistributed net realized gains (losses) from investments	(6,563)	(153)	6,010
Net unrealized appreciation (depreciation) from:
Investments	1,663	(760)	507
Translation of assets and liabilities in foreign currencies	987	8,053

NET ASSETS	$106,619	$207,398	$53,963

Outstanding shares of beneficial interest	10,191	20,634	4,287

NET ASSET VALUE - offering and redemption price per share in whole dollars	$10.46	$10.05	$12.59

* Investments, at cost	$102,594	$197,565	$53,613

See notes to financial statements.

43	Paydenfunds

Growth & Income Fund	Market Return Fund	U.S. Growth Leaders Fund	Small Cap Leaders Fund	Bunker Hill Money Market Fund	Limited Maturity Fund

$52,984	$26,573	$14,760	$12,300	$166,887	$329,614
				86,500

123	152	5	5	23	1,438
	63				41

11	15	10	9	7	151
	29

	7	3		13
10	62	4	2	43	32

53,128	26,901	14,782	12,316	253,473	331,276

	120	85			1,400
78				3,599	6,920

				82	8

9					38
4	2	1	1	16	21
1	1			4	5
49	31	26	28	60	62

141	154	112	29	3,761	8,454

$52,987	$26,747	$14,670	$12,287	$249,712	$322,822

$63,257	$42,552	$21,178	$11,677	$249,938	$324,258
549	(10)			(54)	(188)
(9,997)	(16,852)	(8,978)	(844)	(172)	(983)

(822)	1,057	2,470	1,454		(265)

$52,987	$26,747	$14,670	$12,287	$249,712	$322,822

5,347	2,934	2,197	1,258	249,938	32,413

$9.91	$9.12	$6.68	$9.77	$1.00	$9.96

$53,806	$26,535	$12,290	$10,846	$253,387	$329,879

See notes to financial statements.

Annual Report	44

October 31, 2003

Numbers in 000s

	Short Bond Fund	U.S. Government Fund	GNMA Fund
ASSETS:
Investments, at value *	$294,586	$73,223	$243,730
Repurchase agreement, at cost
Foreign cash
Cash
Receivable for:
Interest and dividends	2,340	610	868
Paydowns	171	230	467
Investments sold
Fund shares sold	200	7	38
Futures, swaps and options contracts	34
Forward currency contracts
Receivable from Advisor (Note 3)
Other assets	54	13	37

Total Assets	297,385	74,083	245,140

LIABILITIES:
Payable for:
Forward currency contracts
Investments purchased	2,528	3,753	83,191
Fund shares redeemed	132	11	141
Futures, swaps and options contracts
TBA sales commitments		2	157
Distributions payable	8	3	71
Accrued expenses:
Investment advisory fees (Note 3)	73	2	11
Administration fees (Note 3)	21	5	11
Trustee fees and expenses	6	2	6
Other liabilities	111	37	88

Total Liabilities	2,879	3,815	83,676

NET ASSETS	$294,506	$70,268	$161,464

NET ASSETS:
Paid in capital	$291,355	$68,946	$162,365
Undistributed net investment income (loss)	(50)	(10)	(28)
Undistributed net realized gains (losses) from investments	1,903	1,636	(975)
Net unrealized appreciation (depreciation) from:
Investments	1,298	(304)	102
Translation of assets and liabilities in foreign currencies

NET ASSETS	$294,506	$70,268	$161,464

Outstanding shares of beneficial interest	28,575	6,356	15,794

NET ASSET VALUE — offering and redemption price per share in whole dollars	$10.31	$11.06	$10.22

* Investments, at cost	$293,865	$73,527	$243,628

See notes to financial statements.

45	Paydenfunds

Core Bond Fund	Opportunity Bond Fund	High Income Fund	Short Duration Tax Exempt Fund	Tax Exempt Bond Fund	California Municipal Income Fund

$587,561	$154,673	$300,115	$15,834	$13,732	$28,510

		90

4,206	1,390	7,299	214	217	343
407	163
21,456	4,927				1,168
99	62	600
107	102	334
323	184	11
			7	7
70	13	108	5	5	4

614,229	161,514	308,557	16,060	13,961	30,025

160,134	39,145				1,077
123			50

124	34
			2	5	3

101	29	90
29	8	21	1	1	2
9	3	7		1	1
116	53	92	28	27	28

160,636	39,272	210	81	34	1,111

$453,593	$122,242	$308,347	$15,979	$13,927	$28,914

$450,095	$114,517	$332,846	$15,728	$13,017	$27,142
246	(1)	(11)		29
3,226	6,513	(38,828)	13	285	181

26	1,192	13,904	238	596	1,591
	21	436

$453,593	$122,242	$308,347	$15,979	$13,927	$28,914

42,769	11,899	36,972	1,588	1,359	2,815

$10.61	$10.27	$8.34	$10.06	$10.25	$10.27

$587,642	$153,563	$286,123	$15,596	$13,136	$26,919

See notes to financial statements.

Annual Report	46

Period ended October 31, 2003

Dollars in 000s

	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund
INVESTMENT INCOME:
Interest income (Note 2)	$3,516	$8,871	$5,698
Dividend income
Income from affiliated investment (Note 2)	27	59	33
Foreign tax withholdings		20	3

Investment Income	3,543	8,950	5,734

EXPENSES:
Investment advisory fees (Note 3)	250	702	348
Administration fees (Note 3)	67	187	62
Custodian fees	28	92	52
Transfer agent fees	26	87	40
Registration and filing fees	18	20	20
Trustee fees and expenses	9	27	10
Printing and mailing costs	6	15	7
Legal fees	4	12	4
Accounting fees	21	66	23
Insurance	8	37	5
Audit fees	31	49	31
Other expenses	7	26	8
Expenses previously deferred (Note 3)	26		60

Gross Expenses	501	1,320	670
Custodian credits (Note 2)	(1)	(1)	(1)
Expense subsidy (Note 3)

Net Expenses	500	1,319	669

Net Investment Income (loss)	3,043	7,631	5,065

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1,241	9,827	12,410
Foreign currency transactions	(890)	(6,903)	87
Futures, options and swap contracts		88	(16)
Change in net unrealized appreciation (depreciation) from:
Investments	604	(7,826)	(1,876)
Translation of assets and liabilities in foreign currencies	635	6,492	(126)
Futures, options and swap contracts	(2)		142

Net Realized and Unrealized Gains (Losses)	1,588	1,678	10,621

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,631	$9,309	$15,686

See notes to financial statements.

47	Paydenfunds

Growth & Income Fund	Market Return Fund	U.S. Growth Leaders Fund	Small Cap Leaders Fund	Bunker Hill Money Market Fund	Limited Maturity Fund

	$505			$2,540	$4,884
$1,827	4	$72	$90
55	12	7	11		72

1,882	521	79	101	2,540	4,956

268	60	57	69	311	694
43	17	8	9	166	198
7	14	6	13	23	23
130	25	18	22	78	49
17	15	11	11	18	20
6	2	1	1	21	26
6	2	1	1	13	15
3	1		1	10	11
16	6	2	3	53	62
10	2	2	2	27	26
27	25	25	25	34	35
7	13	3	4	19	27

540	182	134	161	773	1,186
				(3)	(5)
(110)	(86)	(39)	(46)	(305)	(190)

430	96	95	115	465	991

1,452	425	(16)	(14)	2,075	3,965

(2,677)	10	(423)	1,809	47	(337)
		(2)
	2,992	7	132

8,625	41	2,838	579		(635)
	1,215

5,948	4,258	2,420	2,520	47	(972)

$7,400	$4,683	$2,404	$2,506	$2,122	$2,993

See notes to financial statements.

Annual Report	48

Period ended October 31, 2003

Dollars in 000s

	Short Bond Fund	U.S. Government Fund	GNMA Fund
INVESTMENT INCOME:
Interest income (Note 2)	$6,502	$2,195	$7,656
Dividend income
Income from affiliated investment (Note 2)	61	28	63
Foreign tax withholdings

Investment Income	6,563	2,223	7,719

EXPENSES:
Investment advisory fees (Note 3)	734	200	466
Administration fees (Note 3)	210	56	138
Custodian fees	34	9	26
Transfer agent fees	50	31	119
Registration and filing fees	35	16	20
Trustee fees and expenses	29	8	21
Printing and mailing costs	22	6	16
Legal fees	15	4	9
Accounting fees	69	20	50
Insurance	19	7	19
Audit fees	38	28	33
Other expenses	23	10	17
Expenses previously deferred (Note 3)	32

Gross Expenses	1,310	395	934
Custodian credits (Note 2)	(4)		(2)
Expense subsidy (Note 3)		(73)	(69)

Net Expenses	1,306	322	863

Net Investment Income (loss)	5,257	1,901	6,856

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	2,362	1,710	1,644
Foreign currency transactions
Futures, options and swap contracts	286
Change in net unrealized appreciation (depreciation) from:
Investments	(2,056)	(2,724)	(3,531)
Translation of assets and liabilities in foreign currencies
Futures, options and swap contracts	188

Net Realized and Unrealized Gains (Losses)	780	(1,014)	(1,887)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,037	$887	$4,969

See notes to financial statements.

49	Paydenfunds

Core Bond Fund	Opportunity Bond Fund	High Income Fund	Short Duration Tax Exempt Fund	Tax Exempt Bond Fund	California Municipal Income Fund

$13,784	$6,949	$25,002	$457	$843	$1,088

67	44	166

13,851	6,993	25,168	457	843	1,088

1,041	398	1,026	54	71	92
297	114	235	14	18	23
42	30	31	3	3	3
62	26	69	16	16	15
41	17	26	15	15	1
42	16	34	2	3	3
33	8	24		2
19	7	15	1	1	1
98	42	80	5	7	8
27	29	32	2	3	4
44	31	40	25	25	26
37	28	17	15	7	11
121

1,904	746	1,629	152	171	187
(5)	(2)	(2)
			(71)	(61)	(43)

1,899	744	1,627	81	110	144

11,952	6,249	23,541	376	733	944

8,470	7,024	4,636	12	588	180
192	148	(205)
(348)	(148)	(78)

(6,034)	(2,949)	27,495	(13)	(380)	(84)
	(12)	180
193	180	417

2,473	4,243	32,445	(1)	208	96

$14,425	$10,492	$55,986	$375	$941	$1,040

See notes to financial statements.

Annual Report	50

Period ended October 31, 2003

Numbers in 000s

	Global Short Bond Fund		Global Fixed Income Fund
	2003	2002	2003	2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,043	$2,586	$7,631	$10,951
Net realized gains (losses) on investments	351	(159)	3,012	(5,831)
Change in net unrealized appreciation (depreciation)	1,237	711	(1,334)	3,218

Change in Net Assets Resulting from Operations	4,631	3,138	9,309	8,338

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,105)	(2,016)	(9,107)	(1,167)
Net realized gains from investments			(1,165)
Return of capital	(898)		(1,605)	(15,259)

Change in Net Assets from Distributions to Shareholders	(3,003)	(2,016)	(11,940)	(16,426)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	50,595	37,083	145,285	94,951
Reinvestment of distributions	2,938	1,956	9,883	14,691
Cost of fund shares redeemed	(18,243)	(26,762)	(211,578)	(197,423)

Change in Net Assets from Capital Transactions	35,290	12,277	(56,410)	(87,781)

Total Change in Net Assets	36,918	13,399	(59,041)	(95,869)

NET ASSETS:
Beginning of period	69,701	56,302	266,439	362,308

End of period	$106,619	$69,701	$207,398	$266,439

Undistributed net investment income (loss)	$2	$—	$378	$—

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	6,818	5,590	26,174	34,960

Shares sold	4,841	3,689	14,104	9,472
Shares issued in reinvestment of distributions	282	194	967	1,475
Shares redeemed	(1,750)	(2,655)	(20,611)	(19,733)

Change in shares outstanding	3,373	1,228	(5,540)	(8,786)

Outstanding shares at end of period	10,191	6,818	20,634	26,174

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	73,522		206,857
Sale of investments (excluding government)	45,890		271,508
Purchase of government securities	5,791		162,227
Sale of government securities	1,598		187,293

See notes to financial statements.

51	Paydenfunds

Emerging Markets Bond Fund		Growth & Income Fund		Market Return Fund
2003	2002	2003	2002	2003	2002

$5,065	$3,307	$1,452	$1,248	$425	$547
12,481	(1,918)	(2,677)	(7,164)	3,002	(5,632)
(1,860)	1,739	8,625	(1,010)	1,256	1,963

15,686	3,128	7,400	(6,926)	4,683	(3,122)

(5,510)	(2,917)	(999)	(1,270)	(517)	(569)

				(18)

(5,510)	(2,917)	(999)	(1,270)	(535)	(569)

67,011	52,057	7,264	10,821	9,065	5,761
5,060	2,596	985	1,252	534	558
(98,008)	(14,646)	(14,178)	(28,251)	(4,341)	(5,113)

(25,937)	40,007	(5,929)	(16,178)	5,258	1,206

(15,761)	40,218	472	(24,374)	9,406	(2,485)

69,724	29,506	52,515	76,889	17,341	19,826

$53,963	$69,724	$52,987	$52,515	$26,747	$17,341

$—	$476	$549	$98	$(10)	$25

6,158	2,698	5,972	7,629	2,257	2,134

5,605	4,520	810	1,019	1,131	636
417	233	105	127	65	61
(7,893)	(1,293)	(1,540)	(2,803)	(519)	(574)

(1,871)	3,460	(625)	(1,657)	677	123

4,287	6,158	5,347	5,972	2,934	2,257

134,319		74,599		48,111
150,385		75,532		49,301
				21,896
				5,248

See notes to financial statements.

Annual Report	52

Period ended October 31, 2003

Numbers in 000s

	U.S. Growth Leaders Fund
	2003	2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(16)	$5
Net realized gains (losses) on investments	(418)	(2,225)
Change in net unrealized appreciation (depreciation)	2,838	633

Change in Net Assets Resulting from Operations	2,404	(1,587)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income		(25)
Net realized gains from investments
Return of capital		(47)

Change in Net Assets from Distributions to Shareholders	—	(72)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	7,286	2,239
Reinvestment of distributions		70
Cost of fund shares redeemed	(2,125)	(5,245)

Change in Net Assets from Capital Transactions	5,161	(2,936)

Total Change in Net Assets	7,565	(4,595)

NET ASSETS:
Beginning of period	7,105	11,700

End of period	$14,670	$7,105

Undistributed net investment income (loss)	$—	$—

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	1,292	1,802

Shares sold	1,255	353
Shares issued in reinvestment of distributions		10
Shares redeemed	(350)	(873)

Change in shares outstanding	905	(510)

Outstanding shares at end of period	2,197	1,292

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	21,078
Sale of investments (excluding government)	16,854
Purchase of government securities
Sale of government securities

See notes to financial statements.

53	Paydenfunds

Small Cap Leaders Fund		Bunker Hill Money Market Fund		Limited Maturity Fund
2003	2002	2003	2002	2003	2002

$(14)	$(2)	$2,075	$4,808	$3,965	$6,415
1,941	(1,924)	47	(219)	(337)	80
579	144			(635)	(1,124)

2,506	(1,782)	2,122	4,589	2,993	5,371

	(37)	(2,167)	(4,770)	(4,801)	(6,492)
					(993)
				(70)

—	(37)	(2,167)	(4,770)	(4,871)	(7,485)

10,279	5,206	18,643,904	26,271,535	460,541	447,040
	35	945	1,423	4,632	6,242
(10,605)	(10,124)	(18,598,811)	(26,444,347)	(419,571)	(374,449)

(326)	(4,883)	46,038	(171,389)	45,602	78,833

2,180	(6,702)	45,993	(171,570)	43,724	76,719

10,107	16,809	203,719	375,289	279,098	202,379

$12,287	$10,107	$249,712	$203,719	$322,822	$279,098

$—	$—	$(54)	$38	$(188)	$281

1,271	1,779	203,900	375,289	27,821	19,954

1,310	552	18,643,904	26,271,535	46,053	44,514
	3	945	1,423	463	622
(1,323)	(1,063)	(18,598,811)	(26,444,347)	(41,924)	(37,269)

(13)	(508)	46,038	(171,389)	4,592	7,867

1,258	1,271	249,938	203,900	32,413	27,821

42,712				202,504
43,262				94,751
				130,671
				84,741

See notes to financial statements.

Annual Report	54

Period ended October 31, 2003

Numbers in 000s

	Short Bond Fund		U.S. Government Fund
	2003	2002	2003	2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$5,257	$4,913	$1,901	$2,362
Net realized gains (losses) on investments	2,648	2,367	1,710	1,719
Change in net unrealized appreciation (depreciation)	(1,868)	767	(2,724)	(811)

Change in Net Assets Resulting from Operations	6,037	8,047	887	3,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,597)	(4,931)	(1,973)	(2,379)
Net realized gains from investments	(2,421)		(1,216)
Return of capital

Change in Net Assets from Distributions to Shareholders	(8,018)	(4,931)	(3,189)	(2,379)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	263,547	189,946	20,082	24,732
Reinvestment of distributions	5,465	4,816	1,935	2,338
Cost of fund shares redeemed	(155,458)	(98,161)	(16,598)	(24,076)

Change in Net Assets from Capital Transactions	113,554	96,601	5,419	2,994

Total Change in Net Assets	111,573	99,717	3,117	3,885

NET ASSETS:
Beginning of period	182,933	83,216	67,151	63,266

End of period	$294,506	$182,933	$70,268	$67,151

Undistributed net investment income (loss)	$(50)	$8	$(10)	$7

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	17,615	8,128	5,880	5,630

Shares sold	25,503	18,604	1,790	2,201
Shares issued in reinvestment of distributions	529	471	173	210
Shares redeemed	(15,072)	(9,588)	(1,487)	(2,161)

Change in shares outstanding	10,960	9,487	476	250

Outstanding shares at end of period	28,575	17,615	6,356	5,880

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	254,717
Sale of investments (excluding government)	141,506
Purchase of government securities	238,997		115,700
Sale of government securities	228,897		96,935

See notes to financial statements.

55	Paydenfunds

GNMA Fund		Core Bond Fund		Opportunity Bond Fund
2003	2002	2003	2002	2003	2002

$6,856	$7,448	$11,952	$9,562	$6,249	$13,179
1,644	1,333	8,314	6,789	7,024	7,018
(3,531)	(2,177)	(5,841)	1,108	(2,781)	(6,708)

4,969	6,604	14,425	17,459	10,492	13,489

(9,826)	(7,448)	(12,200)	(9,501)	(6,525)	(13,179)
(1,015)	(3,560)			(2,410)

(10,841)	(11,008)	(12,200)	(9,501)	(8,935)	(13,179)

113,272	137,933	239,977	160,853	15,870	26,396
8,625	4,633	11,881	9,428	6,340	12,503
(116,719)	(122,300)	(61,753)	(66,923)	(92,692)	(135,305)

5,178	20,266	190,105	103,358	(70,482)	(96,406)

(694)	15,862	192,330	111,316	(68,925)	(96,096)

162,158	146,296	261,263	149,947	191,167	287,263

$161,464	$162,158	$453,593	$261,263	$122,242	$191,167

$(28)	$312	$246	$216	$(1)	$206

15,359	13,589	24,987	14,714	18,746	28,315

10,818	13,215	22,494	15,924	1,538	2,631
829	445	1,117	932	613	1,243
(11,212)	(11,890)	(5,829)	(6,583)	(8,998)	(13,443)

435	1,770	17,782	10,273	(6,847)	(9,569)

15,794	15,359	42,769	24,987	11,899	18,746

		381,181		107,812
		192,700		140,411
179,399		1,191,172		288,014
61,679		1,182,020		313,379

See notes to financial statements.

Annual Report	56

Period ended October 31, 2003

Numbers in 000s

	High Income Fund
	2003	2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$23,541	$19,411
Net realized gains (losses) on investments	4,353	(11,178)
Change in net unrealized appreciation (depreciation)	28,092	(10,477)

Change in Net Assets Resulting from Operations	55,986	(2,244)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(23,551)	(20,858)
Net realized gains from investments
Return of capital	(106)

Change in Net Assets from Distributions to Shareholders	(23,657)	(20,858)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	262,448	80,481
Reinvestment of distributions	21,519	19,333
Cost of fund shares redeemed	(234,056)	(69,132)

Change in Net Assets from Capital Transactions	49,911	30,682

Total Change in Net Assets	82,240	7,580

NET ASSETS:
Beginning of period	226,107	218,527

End of period	$308,347	$226,107

Undistributed net investment income (loss)	$(11)	$710

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	30,396	26,681

Shares sold	32,751	9,912
Shares issued in reinvestment of distributions	2,690	2,446
Shares redeemed	(28,865)	(8,643)

Change in shares outstanding	6,576	3,715

Outstanding shares at end of period	36,972	30,396

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	258,582
Sale of investments (excluding government)	215,435
Purchase of government securities
Sale of government securities

See notes to financial statements.

57	Paydenfunds

Short Duration Tax Exempt Fund		Tax Exempt Bond Fund		California Municipal Income Fund
2003	2002	2003	2002	2003	2002

$376	$462	$733	$940	$944	$1,171
12	74	588	582	180	676
(13)	(93)	(380)	(152)	(84)	(487)

375	443	941	1,370	1,040	1,360

(376)	(462)	(733)	(940)	(944)	(1,169)
(74)	(11)			(550)

(450)	(473)	(733)	(940)	(1,494)	(1,169)

9,221	8,818	4,313	5,714	6,376	3,789
360	435	469	631	908	1,071
(9,960)	(10,694)	(17,299)	(6,632)	(6,096)	(10,564)

(379)	(1,441)	(12,517)	(287)	1,188	(5,704)

(454)	(1,471)	(12,309)	143	734	(5,513)

16,433	17,904	26,236	26,093	28,180	33,693

$15,979	$16,433	$13,927	$26,236	$28,914	$28,180

$—	$—	$29	$—	$—	$—

1,627	1,770	2,567	2,594	2,701	3,233

913	874	422	571	620	363
35	43	46	63	87	104
(987)	(1,060)	(1,676)	(661)	(593)	(999)

(39)	(143)	(1,208)	(27)	114	(532)

1,588	1,627	1,359	2,567	2,815	2,701

7,000		9,791		9,890
5,470		19,693		7,907

See notes to financial statements.

Annual Report	58

October 31, 2003

1.    Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its funds (each a “Fund,” collectively the “Funds”) is a series of the Group.

Each of the Funds, other than the Bunker Hill Money Market and High Income Funds, has been classified as non-diversified.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which prices are more readily obtainable. Debt securities with original maturities of sixty days or less and securities in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

All other securities not described above are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to

59	Paydenfunds

October 31, 2003

the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions

Option techniques may be utilized by each of the Funds (except the Bunker Hill Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Futures Contracts

The Funds (except the Bunker Hill Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Opportunity Bond and High Income Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Credit Swap Contracts

The Emerging Markets Bond, Market Return, Core Bond, Opportunity Bond and High Income Funds have entered into credit swap agreements. The counterparty to each agreement has agreed to pay the Funds an annuity premium which is based on a notional principal amount of a specified security in the contract. The annuity premium is received by each of the Funds until a credit event (e.g. grace period extension, obligation acceleration, repudiation/ moratorium, or restructuring) relating to the security occurs or until the termination of the swap agreement, whichever is first. If a

Annual Report	60

October 31, 2003

credit event does not occur prior to the termination of the swap contract, none of the Funds will make any payment to the counterparty. If a credit event does occur, the respective Fund will pay the counterparty the notional amount at par.

Security	Annuity Premium	Counterparty
AOL Time Warner Inc., 0%, 12/6/19	4.70%	Merrill Lynch
Bellsouth Corp., 6.00%, 10/15/11	1.12%	ABN Amro
Lockheed Martin Corp., 8.20%, 12/1/09	0.68%	ABN Amro
Romania, 10.625%, 6/27/08	3.05%	First Boston
United Mexican States, 8.375%, 1/14/11	1.95%	Goldman Sachs
U.S. 4 year IRS, 9/17/07	3.11%	Merrill Lynch

Forward Currency Contracts

The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Market Return, Opportunity Bond and High Income Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

TBA Sale Commitments

Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underlying securities. The contract is “marked-to- market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following Funds earned a fee for entering into dollar roll agreements. The amounts below are included in interest income in the statement of operations.

Limited Maturity	$37,171
Short Bond	204,949
U.S. Government	91,069
GNMA	2,557,259
Core Bond	1,615,030
Opportunity Bond	481,707

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Growth & Income, U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (ii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of

61	Paydenfunds

October 31, 2003

certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return.

Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Line of Credit

The Group has entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment

Each of the Funds (except the Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds) invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by each Fund for the period is disclosed in the statements of operations.

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.

Other

Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.    Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

	Adviser Fees Based on Assets				Expense Guarantee		Cumulative Deferred Expense Subsidy
	Between 0—500 Million	Between 0.5—1 Billion	Between 1—2 Billion	Over 2 Billion		Voluntary Expense Limit
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	0.60%	$494,942
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	—
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	—
Growth & Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	468,684
Market Return	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	600,870
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	251,032
Small Cap Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	227,876
Bunker Hill Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.20%	996,379
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.40%	1,523,158
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	842,926
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	670,700
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	704,208
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.55%	182,244
Opportunity Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—
Short Duration Tax Exempt	0.32%	0.28%	0.25%	0.25%	0.60%	0.44%	590,474
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.50%	639,264
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.50%	164,023

Annual Report	62

October 31, 2003

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. Payden & Rygel also voluntarily agreed to temporarily limit each Fund’s total expenses, including advisory fees, to the percentages indicated above of each Fund’s average daily net assets on an annualized basis through October 31, 2003 (exclusive of interest and taxes).

Effective January 31, 2003 the Bunker Hill Money Market fund lowered its Voluntary Expense Limit to 0.20%. Effective May 1, 2003 the Core Bond Fund stopped recovering expenses previously deferred. Effective May 22, 2003, Short Bond Fund stopped recovering expenses previously deferred. Effective May 22, 2003, the Short Duration Tax Exempt Fund lowered its Voluntary Expense Limit to 0.44%.

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the year. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

The Emerging Markets Bond, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee on shareholders payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

4.    Federal Income Taxes

For Federal income tax purposes the following Funds had capital loss carryforwards in the amount indicated at year end. The carryforwards are available to offset future capital gains, if any.

	Capital Loss Carryforwards (Amounts in 000s)
	Expires 2006	Expires 2007	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
Global Short Bond	1,746	212	4,605				6,563
Emerging Markets Bond				766	1,665		2,431
Growth & Income				157	6,685	2,575	9,417
Market Return				12,285	3,553		15,838
U.S. Growth Leaders				6,157	2,366	432	8,955
Small Cap Leaders					707		707
Bunker Hill Money Market					172		172
Limited Maturity					201	701	902
High Income			5,472	22,405	10,944		38,821

63	Paydenfunds

October 31, 2003

5.    Distributions to Shareholders (amounts in 000’s)

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Global Short Bond		$2,105		$898
Global Fixed Income		6,537	$3,798	1,605
Emerging Markets Bond		5,510
Growth & Income		999
Market Return		517		18
U.S. Growth Leaders
Small Cap Leaders
Bunker Hill Money Market		2,167
Limited Maturity		4,801		70
Short Bond		6,967	1,050
U.S. Government		2,390	800
GNMA		9,910	931
Core Bond		12,200
Opportunity Bond		7,601	1,334
High Income		23,551		106
Short Duration Tax Exempt	$376	8	66
Tax Exempt Bond	733
California Municipal Income	944		550

At October 31, 2003, the components of accumulated earnings/deficit on a tax basis were as follows:

	Cost of Investment Securities for Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized (Depreciation) on Investments	Net Unrealized Appreciation/ (Depreciation) on Investments
Global Short Bond	$102,594	$2,828	$(189)	$2,639
Global Fixed Income	197,718	8,373	(769)	7,604
Emerging Markets Bond	53,842	817	(681)	136
Growth & Income	54,387	2,300	(3,703)	(1,403)
Market Return	26,545	98	(69)	29
U.S. Growth Leaders	12,312	2,556	(108)	2,448
Small Cap Leaders	10,983	1,755	(438)	1,316
Bunker Hill Money Market	253,387	—	—	—
Limited Maturity	330,059	387	(831)	(444)
Short Bond	293,957	1,165	(536)	629
U.S. Government	73,594	277	(648)	(371)
GNMA	243,668	923	(861)	62
Core Bond	587,775	3,061	(3,274)	(214)
Opportunity Bond	153,619	1,991	(937)	1,055
High Income	286,130	15,501	(1,516)	13,985
Short Duration Tax Exempt	15,596	241	(3)	238
Tax Exempt Bond	13,136	649	(53)	596
California Municipal Income	26,919	1,673	(82)	1,591

Annual Report	64

October 31, 2003

	Undistributed Ordinary/ Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforward	Distributions Payable	Total Distributable Earnings
Global Short Bond			$(6,563)		$(6,563)
Global Fixed Income					—
Emerging Markets Bond	$4,752	$1,487			6,239
Growth & Income	549		(9,417)		(8,868)
Market Return			(15,838)		(15,838)
U.S. Growth Leaders			(8,955)		(8,955)
Small Cap Leaders			(707)		(707)
Bunker Hill Money Market	(54)		(172)	$83	(142)
Limited Maturity	(8)		(982)	8	(982)
Short Bond	1,436	1,085		8	2,529
U.S. Government	290	1,402		3	1,695
GNMA	12		(975)	71	(891)
Core Bond	2,245	1,359			3,604
Opportunity Bond	4,491	2,077			6,568
High Income			(38,821)		(38,821)
Short Duration Tax Exempt	3	12		2	17
Tax Exempt Bond	29	285		5	319
California Municipal Income		180		3	183

6.    Exempt Interest Income Designation (Unaudited)

	Exempt- Interest Dividends	Exempt Interest Dividends Per Share
Short Duration Tax Exempt	$376,067	$0.22
Tax Exempt Bond	732,774	0.34
California Municipal Income	943,980	0.34

65	Paydenfunds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report	66

For a share outstanding during the periods ended October 31st

	Global Short Bond Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.22	$10.07	$9.60	$9.59	$10.31

Income (loss) from investment activities:
Net investment income	0.26	0.35	0.30	0.55	0.67
Net realized and unrealized gains (losses)	0.35	0.15	0.49		(0.41)

Total from investment activities	0.61	0.50	0.79	0.55	0.26

Distributions to shareholders:
From net investment income	(0.26)	(0.35)	(0.32)	(0.54)	(0.96)
From net realized gains
Return of capital	(0.11)				(0.02)

Total distributions to shareholders	(0.37)	(0.35)	(0.32)	(0.54)	(0.98)

Net asset value — end of period	$10.46	$10.22	$10.07	$9.60	$9.59

Total return	6.06%	5.03%	8.36%	5.93%	2.57%

Ratios/supplemental data:
Net assets, end of period (000s)	$106,619	$69,701	$56,302	$154,031	$213,593
Ratio of gross expense to average net assets	0.60%	0.59%	0.59%	0.53%	0.51%
Ratio of net expense to average net assets	0.60%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.64%	4.36%	4.23%	4.16%	3.89%
Ratio of net investment income to average net assets	3.64%	4.45%	4.32%	4.19%	3.90%
Portfolio turnover rate	68%	166%	272%	143%	175%
The Fund commenced operations on September 18, 1996.

	Global Fixed Income Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.18	$10.36	$9.97	$9.86	$10.91

Income (loss) from investment activities:
Net investment income	0.26	(0.09)	0.85	0.49	0.76
Net realized and unrealized gains (losses)	0.14	0.43	0.25	0.16	(0.69)

Total from investment activities	0.40	0.34	1.10	0.65	0.07

Distributions to shareholders:
From net investment income	(0.41)	(0.04)	(0.71)	(0.50)	(0.79)
From net realized gains	(0.05)			(0.04)	(0.33)
Return of capital	(0.07)	(0.48)

Total distributions to shareholders	(0.53)	(0.52)	(0.71)	(0.54)	(1.12)

Net asset value — end of period	$10.05	$10.18	$10.36	$9.97	$9.86

Total return	3.94%	3.45%	11.42%	6.96%	0.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$207,398	$266,439	$362,308	$523,397	$489,687
Ratio of gross expense to average net assets	0.56%	0.52%	0.53%	0.51%	0.49%
Ratio of net expense to average net assets	0.56%	0.52%	0.53%	0.51%	0.49%
Ratio of investment income less gross expenses to average net assets	3.26%	3.56%	4.03%	4.68%	4.48%
Ratio of net investment income to average net assets	3.26%	3.56%	4.03%	4.68%	4.48%
Portfolio turnover rate	168%	159%	110%	131%	104%

The Fund commenced operations on September 1, 1992.

See notes to financial statements.

67	Paydenfunds

	Emerging Markets Bond Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$11.32	$10.94	$11.14	$10.51	$10.00

Income (loss) from investment activities:
Net investment income	0.79	0.74	1.21	1.05	0.83
Net realized and unrealized gains (losses)	1.34	0.38	0.04	0.79	0.43

Total from investment activities	2.13	1.12	1.25	1.84	1.26

Distributions to shareholders:
From net investment income	(0.86)	(0.74)	(1.24)	(1.00)	(0.75)
From net realized gains			(0.21)	(0.21)
Return of capital

Total distributions to shareholders	(0.86)	(0.74)	(1.45)	(1.21)	(0.75)

Net asset value — end of period	$12.59	$11.32	$10.94	$11.14	$10.51

Total return	19.31%	10.54%	11.85%	18.13%	12.92%

Ratios/supplemental data:
Net assets, end of period (000s)	$53,963	$69,724	$29,506	$49,262	$11,283
Ratio of gross expense to average net assets	0.86%	0.80%	0.84%	0.94%	1.35%
Ratio of net expense to average net assets	0.86%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	6.55%	7.39%	9.79%	9.42%	9.36%
Ratio of net investment income to average net assets	6.55%	7.39%	9.83%	9.56%	9.91%
Portfolio turnover rate	187%	134%	226%	146%	225%

The Fund commenced operations on December 17, 1998.

	Growth & Income Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$8.79	$10.08	$15.61	$16.27	$14.45

Income (loss) from investment activities:
Net investment income	0.26	0.18	0.17	0.21	0.19
Net realized and unrealized gains (losses)	1.03	(1.29)	(2.37)	(0.14)	2.15

Total from investment activities	1.29	(1.11)	(2.20)	0.07	2.34

Distributions to shareholders:
From net investment income	(0.17)	(0.18)	(0.16)	(0.21)	(0.19)
From net realized gains			(3.17)	(0.52)	(0.33)
Return of capital

Total distributions to shareholders	(0.17)	(0.18)	(3.33)	(0.73)	(0.52)

Net asset value — end of period	$9.91	$8.79	$10.08	$15.61	$16.27

Total return	14.81%	(11.13)%	(17.84)%	0.47%	16.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$52,987	$52,515	$76,889	$104,209	$268,924
Ratio of gross expense to average net assets	1.00%	0.93%	0.85%	0.79%	0.75%
Ratio of net expense to average net assets	0.80%	0.75%	0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	2.50%	1.56%	1.35%	1.25%	1.19%
Ratio of net investment income to average net assets	2.71%	1.74%	1.45%	1.29%	1.19%
Portfolio turnover rate	155%	54%	12%	72%	5%

The Fund commenced operations on November 1, 1996.

See notes to financial statements.

Annual Report	68

For a share outstanding during the period ended October 31st

	Market Return Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$7.68	$9.29	$13.02	$14.94	$13.31

Income (loss) from investment activities:
Net investment income	0.15	0.26	0.66	0.84	0.76
Net realized and unrealized gains (losses)	1.49	(1.61)	(3.73)	(0.38)	2.37

Total from investment activities	1.64	(1.35)	(3.07)	0.46	3.13

Distributions to shareholders:
From net investment income	(0.19)	(0.26)	(0.66)	(0.84)	(0.77)
From net realized gains				(1.54)	(0.73)
Return of capital	(0.01)

Total distributions to shareholders	(0.20)	(0.26)	(0.66)	(2.38)	(1.50)

Net asset value — end of period	$9.12	$7.68	$9.29	$13.02	$14.94

Total return	21.72%	(14.98)%	(24.13)%	3.15%	24.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$26,747	$17,341	$19,826	$59,031	$82,969
Ratio of gross expense to average net assets	0.85%	0.82%	0.59%	0.53%	0.53%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	1.59%	2.37%	5.55%	5.75%	5.29%
Ratio of net investment income to average net assets	1.99%	2.74%	5.69%	5.83%	5.37%
Portfolio turnover rate	294%	129%	92%	96%	113%
The Fund commenced operations on December 1, 1995.
	U.S. Growth Leaders Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$5.50	$6.49	$11.42	$10.53	$10.00

Income (loss) from investment activities:
Net investment income	(0.01)		0.08	0.07	0.03
Net realized and unrealized gains (losses)	1.19	(0.95)	(4.63)	0.95	0.50

Total from investment activities	1.18	(0.95)	(4.55)	1.02	0.53

Distributions to shareholders:
From net investment income		(0.01)	(0.12)	(0.05)
From net realized gains			(0.23)	(0.08)
In excess of net realized gains			(0.03)
Return of capital		(0.03)

Total distributions to shareholders	0.00	(0.04)	(0.38)	(0.13)	0.00

Net asset value — end of period	$6.68	$5.50	$6.49	$11.42	$10.53

Total return *	21.44%	(14.79)%	(40.75)%	9.75%	5.30%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,670	$7,105	$11,700	$18,959	$4,419
Ratio of gross expense to average net assets **	1.40%	1.27%	1.26%	1.23%	4.61%
Ratio of net expense to average net assets **	1.00%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income (loss) less gross expenses to average net assets **	(0.57)%	(0.43)%	0.61%	0.52%	(2.84)%
Ratio of net investment income (loss) to average net assets **	(0.16)%	0.04%	1.07%	0.95%	0.97%
Portfolio turnover rate **	188%	449%	199%	229%	241%

The Fund commenced operations on June 17, 1999. * Not annualized for periods less than 1 year ** Annualized for periods less than 1 year

See notes to financial statements.

69	Paydenfunds

	Small Cap Leaders Fund
	2003	2002	2001	2000
Net asset value — beginning of period	$7.95	$9.45	$11.63	$10.00

Income (loss) from investment activities:
Net investment income	(0.01)	0.02	0.13	0.05
Net realized and unrealized gains (losses)	1.83	(1.50)	(1.45)	1.60

Total from investment activities	1.82	(1.48)	(1.32)	1.65

Distributions to shareholders:
From net investment income		(0.02)	(0.10)	(0.02)
From net realized gains			(0.76)
Return of capital

Total distributions to shareholders	0.00	(0.02)	(0.86)	(0.02)

Net asset value — end of period	$9.77	$7.95	$9.45	$11.63

Total return *	22.90%	(15.70)%	(11.44)%	16.48%

Ratios/supplemental data:
Net assets, end of period (000s)	$12,287	$10,107	$16,809	$20,857
Ratio of gross expense to average net assets **	1.40%	1.25%	1.11%	1.14%
Ratio of net expense to average net assets **	1.00%	0.80%	0.80%	0.80%
Ratio of investment income (loss) less gross expenses to average net assets **	(0.52)%	(0.47)%	0.56%	0.17%
Ratio of net investment income (loss) to average net assets **	(0.12)%	(0.02)%	0.87%	0.51%
Portfolio turnover rate **	407%	508%	251%	138%
The Fund commenced operations on December 20, 1999.
	Bunker Hill Money Market Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.01	0.02	0.05	0.06	0.05
Net realized and unrealized gains (losses)	0.00

Total from investment activities	0.01	0.02	0.05	0.06	0.05

Distributions to shareholders:
From net investment income	(0.01)	(0.02)	(0.05)	(0.06)	(0.05)
From net realized gains
Return of capital

Total distributions to shareholders	(0.01)	(0.02)	(0.05)	(0.06)	(0.05)

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.07%	1.79%	4.83%	6.06%	4.97%

Ratios/supplemental data:
Net assets, end of period (000s)	$249,712	$203,719	$375,289	$200,930	$87,968
Ratio of gross expense to average net assets	0.37%	0.36%	0.39%	0.39%	0.41%
Ratio of net expense to average net assets	0.22%	0.30%	0.30%	0.30%	0.30%
Ratio of investment income less gross expenses to average net assets	0.85%	1.78%	4.21%	5.84%	4.72%
Ratio of net investment income to average net assets	1.00%	1.84%	4.30%	5.93%	4.83%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997. * Not annualized for periods less than 1 year ** Annualized for periods less than 1 year

See notes to financial statements.

Annual Report	70

For a share outstanding during the period ended October 31st

	Limited Maturity Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.03	$10.14	$9.97	$9.98	$10.08

Income (loss) from investment activities:
Net investment income	0.17	0.31	0.56	0.59	0.56
Net realized and unrealized gains (losses)	(0.04)	(0.07)	0.17		(0.09)

Total from investment activities	0.13	0.24	0.73	0.59	0.47

Distributions to shareholders:
From net investment income	(0.20)	(0.30)	(0.56)	(0.60)	(0.57)
From net realized gains		(0.05)
Return of capital

Total distributions to shareholders	(0.20)	(0.35)	(0.56)	(0.60)	(0.57)

Net asset value — end of period	$9.96	$10.03	$10.14	$9.97	$9.98

Total return	1.33%	2.42%	7.44%	6.24%	4.71%

Ratios/supplemental data:
Net assets, end of period (000s)	$322,822	$279,098	$202,379	$178,824	$97,820
Ratio of gross expense to average net assets	0.48%	0.48%	0.51%	0.51%	0.50%
Ratio of net expense to average net assets	0.40%	0.40%	0.40%	0.40%	0.38%
Ratio of investment income less gross expenses to average net assets	1.52%	2.76%	5.39%	5.93%	5.44%
Ratio of net investment income to average net assets	1.60%	2.84%	5.50%	6.04%	5.56%
Portfolio turnover rate	91%	115%	128%	103%	60%

The Fund commenced operations on May 1, 1994.
	Short Bond Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.39	$10.24	$9.69	$9.66	$9.94

Income (loss) from investment activities:
Net investment income	0.21	0.37	0.54	0.59	0.56
Net realized and unrealized gains (losses)	0.05	0.15	0.55	0.03	(0.28)

Total from investment activities	0.26	0.52	1.09	0.62	0.28

Distributions to shareholders:
From net investment income	(0.22)	(0.37)	(0.54)	(0.59)	(0.56)
From net realized gains	(0.12)
Return of capital

Total distributions to shareholders	(0.34)	(0.37)	(0.54)	(0.59)	(0.56)

Net asset value — end of period	$10.31	$10.39	$10.24	$9.69	$9.66

Total return	2.56%	5.16%	11.51%	6.61%	2.89%

Ratios/supplemental data:
Net assets, end of period (000s)	$294,506	$182,933	$83,216	$66,957	$54,559
Ratio of gross expense to average net assets	0.50%	0.49%	0.54%	0.53%	0.50%
Ratio of net expense to average net assets	0.50%	0.40%	0.40%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	2.00%	3.40%	5.22%	5.83%	5.58%
Ratio of net investment income to average net assets	2.00%	3.49%	5.36%	5.96%	5.68%
Portfolio turnover rate	151%	152%	114%	171%	171%

The Fund commenced operations on January 1, 1994.

See notes to financial statements.

71	Paydenfunds

	U.S. Government Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$11.42	$11.24	$10.47	$10.45	$10.90

Income (loss) from investment activities:
Net investment income	0.30	0.46	0.55	0.59	0.57
Net realized and unrealized gains (losses)	(0.15)	0.18	0.77	0.05	(0.39)

Total from investment activities	0.15	0.64	1.32	0.64	0.18

Distributions to shareholders:
From net investment income	(0.31)	(0.46)	(0.55)	(0.60)	(0.57)
From net realized gains	(0.20)			(0.02)	(0.06)
Return of capital

Total distributions to shareholders	(0.51)	(0.46)	(0.55)	(0.62)	(0.63)

Net asset value — end of period	$11.06	$11.42	$11.24	$10.47	$10.45

Total return	1.28%	5.93%	12.95%	6.33%	1.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$70,268	$67,151	$63,266	$68,434	$72,535
Ratio of gross expense to average net assets	0.55%	0.55%	0.53%	0.53%	0.50%
Ratio of net expense to average net assets	0.45%	0.40%	0.40%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	2.55%	3.96%	4.98%	5.57%	5.29%
Ratio of net investment income to average net assets	2.65%	4.11%	5.11%	5.70%	5.39%
Portfolio turnover rate	134%	217%	215%	138%	128%

The Fund commenced operations on January 1, 1995.

	GNMA Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.56	$10.77	$10.15	$10.11	$10.00

Income (loss) from investment activities:
Net investment income	0.41	0.64	0.65	0.69	0.09
Net realized and unrealized gains (losses)	(0.09)	0.02	0.63	0.05	0.10

Total from investment activities	0.32	0.66	1.28	0.74	0.19

Distributions to shareholders:
From net investment income	(0.60)	(0.62)	(0.65)	(0.70)	(0.08)
From net realized gains	(0.06)	(0.25)	(0.01)
Return of capital

Total distributions to shareholders	(0.66)	(0.87)	(0.66)	(0.70)	(0.08)

Net asset value — end of period	$10.22	$10.56	$10.77	$10.15	$10.11

Total return *	3.08%	6.59%	13.00%	7.79%	1.82%

Ratios/supplemental data:
Net assets, end of period (000s)	$161,464	$162,158	$146,296	$113,402	$121,161
Ratio of gross expense to average net assets **	0.54%	0.51%	0.50%	0.48%	0.90%
Ratio of net expense to average net assets **	0.50%	0.35%	0.35%	0.35%	0.35%
Ratio of investment income less gross expenses to average net assets **	3.93%	5.72%	6.09%	6.75%	5.41%
Ratio of net investment income to average net assets **	3.97%	5.88%	6.24%	6.88%	5.96%
Portfolio turnover rate **	25%	104%	71%	53%	94%

The Fund commenced operations on August 27, 1999. * Not annualized for periods less than 1 year ** Annualized for periods less than 1 year

See notes to financial statements.

Annual Report	72

For a share outstanding during the period ended October 31st

	Core Bond Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.46	$10.19	$9.30	$9.44	$10.17

Income (loss) from investment activities:
Net investment income	0.33	0.45	0.55	0.63	0.58
Net realized and unrealized gains (losses)	0.16	0.27	0.88	(0.13)	(0.65)

Total from investment activities	0.49	0.72	1.43	0.50	(0.07)

Distributions to shareholders:
From net investment income	(0.34)	(0.45)	(0.54)	(0.64)	(0.58)
From net realized gains					(0.08)
Return of capital

Total distributions to shareholders	(0.34)	(0.45)	(0.54)	(0.64)	(0.66)

Net asset value — end of period	$10.61	$10.46	$10.19	$9.30	$9.44

Total return	4.76%	7.37%	15.70%	5.74%	(0.71)%

Ratios/supplemental data:
Net assets, end of period (000s)	$453,593	$261,263	$149,947	$77,243	$195,228
Ratio of gross expense to average net assets	0.51%	0.50%	0.54%	0.51%	0.50%
Ratio of net expense to average net assets	0.51%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.21%	4.50%	5.59%	6.58%	6.06%
Ratio of net investment income to average net assets	3.21%	4.50%	5.63%	6.59%	6.06%
Portfolio turnover rate	303%	582%	787%	161%	67%
The Fund commenced operations on January 1, 1994.

	Opportunity Bond Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.20	$10.15	$9.50	$9.67	$10.23

Income (loss) from investment activities:
Net investment income	0.47	0.58	0.59	0.68	0.66
Net realized and unrealized gains (losses)	0.22	0.05	0.65	(0.16)	(0.60)

Total from investment activities	0.69	0.63	1.24	0.52	0.06

Distributions to shareholders:
From net investment income	(0.49)	(0.58)	(0.59)	(0.69)	(0.57)
From net realized gains	(0.13)				(0.05)
Return of capital

Total distributions to shareholders	(0.62)	(0.58)	(0.59)	(0.69)	(0.62)

Net asset value — end of period	$10.27	$10.20	$10.15	$9.50	$9.67

Total return	6.86%	6.45%	13.38%	5.60%	0.55%

Ratios/supplemental data:
Net assets, end of period (000s)	$122,242	$191,167	$287,263	$310,250	$230,440
Ratio of gross expense to average net assets	0.52%	0.49%	0.49%	0.50%	0.50%
Ratio of net expense to average net assets	0.52%	0.49%	0.48%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	4.40%	5.62%	6.13%	6.90%	5.58%
Ratio of net investment income to average net assets	4.40%	5.62%	6.14%	6.90%	5.58%
Portfolio turnover rate	230%	648%	434%	164%	45%

The Fund commenced operations on December 9, 1996.

See notes to financial statements.

73	Paydenfunds

	High Income Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$7.44	$8.19	$8.76	$9.52	$9.77

Income (loss) from investment activities:
Net investment income	0.64	0.65	0.65	0.85	0.89
Net realized and unrealized gains (losses)	0.91	(0.68)	(0.53)	(0.78)	(0.34)

Total from investment activities	1.55	(0.03)	0.12	0.07	0.55

Distributions to shareholder:
From net investment income	(0.65)	(0.72)	(0.69)	(0.83)	(0.80)
From net realized gains
Return of capital

Total distributions to shareholders	(0.65)	(0.72)	(0.69)	(0.83)	(0.80)

Net asset value — end of period	$8.34	$7.44	$8.19	$8.76	$9.52

Total return	21.55%	(0.59)%	1.38%	0.59%	5.65%

Ratios/supplemental data:
Net assets, end of period (000s)	$308,347	$226,107	$218,527	$139,491	$109,297
Ratio of gross expense to average net assets	0.55%	0.52%	0.58%	0.57%	0.55%
Ratio of net expense to average net assets	0.55%	0.52%	0.57%	0.57%	0.55%
Ratio of investment income less gross expenses to average net assets	8.02%	8.30%	8.56%	8.81%	7.99%
Ratio of net investment income to average net assets	8.02%	8.30%	8.57%	8.81%	7.99%
Portfolio turnover rate	79%	48%	74%	87%	68%
The Fund commenced operations on December 30, 1997.
	Short Duration Tax Exempt Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.10	$10.12	$9.87	$9.87	$10.11

Income (loss) from investment activities:
Net investment income	0.22	0.31	0.36	0.39	0.37
Net realized and unrealized gains (losses)		(0.01)	0.25	0.02	(0.15)

Total from investment activities	0.22	0.30	0.61	0.41	0.22

Distributions to shareholders:
From net investment income	(0.22)	(0.31)	(0.36)	(0.39)	(0.37)
From net realized gains	(0.04)	(0.01)		(0.02)	(0.09)
Return of capital

Total distributions to shareholders	(0.26)	(0.32)	(0.36)	(0.41)	(0.46)

Net asset value — end of period	$10.06	$10.10	$10.12	$9.87	$9.87

Total return	2.26%	3.04%	6.31%	4.18%	2.29%

Ratios/supplemental data:
Net assets, end of period (000s)	$15,979	$16,433	$17,904	$13,377	$15,061
Ratio of gross expense to average net assets	0.89%	0.84%	0.85%	0.86%	0.85%
Ratio of net expense to average net assets	0.47%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.80%	2.74%	3.21%	3.57%	3.27%
Ratio of net investment income to average net assets	2.22%	3.08%	3.56%	3.93%	3.62%
Portfolio turnover rate	34%	58%	55%	73%	54%

The Fund commenced operations on September 1, 1994.

See notes to financial statements.

Annual Report	74

For a share outstanding during the period ended October 31st

	Tax Exempt Bond Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.22	$10.06	$9.58	$9.43	$9.92

Income (loss) from investment activities:
Net investment income	0.34	0.36	0.42	0.45	0.42
Net realized and unrealized gains (losses)	0.03	0.16	0.48	0.16	(0.49)

Total from investment activities	0.37	0.52	0.90	0.61	(0.07)

Distributions to shareholders:
From net investment income	(0.34)	(0.36)	(0.42)	(0.46)	(0.42)
From net realized gains
Return of capital

Total distributions to shareholders	(0.34)	(0.36)	(0.42)	(0.46)	(0.42)

Net asset value — end of period	$10.25	$10.22	$10.06	$9.58	$9.43

Total return	3.71%	5.30%	9.63%	6.70%	(0.81)%

Ratios/supplemental data:
Net assets, end of period (000s)	$13,927	$26,236	$26,093	$24,757	$46,452
Ratio of gross expense to average net assets	0.78%	0.69%	0.68%	0.69%	0.57%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.52%	0.50%
Ratio of investment income less gross expenses to average net assets	3.06%	3.39%	4.10%	4.51%	4.07%
Ratio of net investment income to average net assets	3.33%	3.58%	4.28%	4.68%	4.14%
Portfolio turnover rate	47%	114%	78%	63%	28%

The Fund commenced operations on December 21, 1993.

	California Municipal Income Fund
	2003	2002	2001	2000	1999
Net asset value — beginning of period	$10.43	$10.42	$9.93	$9.62	$10.00

Income (loss) from investment activities:
Net investment income	0.34	0.38	0.40	0.40	0.26
Net realized and unrealized gains (losses)	0.05	0.01	0.49	0.32	(0.38)

Total from investment activities	0.39	0.39	0.89	0.72	(0.12)

Distributions to shareholders:
From net investment income	(0.34)	(0.38)	(0.40)	(0.41)	(0.26)
From net realized gains	(0.21)
In excess of net realized gains
Return of capital

Total distributions to shareholders	(0.55)	(0.38)	(0.40)	(0.41)	(0.26)

Net asset value — end of period	$10.27	$10.43	$10.42	$9.93	$9.62

Total return	3.80%	3.81%	9.12%	7.68%	(1.22)%

Ratios/supplemental data:
Net assets, end of period (000s)	$28,914	$28,180	$33,693	$34,792	$28,690
Ratio of gross expense to average net assets	0.65%	0.61%	0.61%	0.60%	0.77%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.13%	3.53%	3.81%	4.12%	3.17%
Ratio of net investment income to average net assets	3.28%	3.64%	3.92%	4.22%	3.44%
Portfolio turnover rate	29%	36%	31%	101%	39%

The Fund commenced operations on December 17, 1998.

See notes to financial statements.

75	Paydenfunds

Shareholders and Board of Trustees

Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Payden & Rygel Investment Group (the “Paydenfunds”), including Global Short Bond Fund, Global Fixed Income Fund, Emerging Markets Bond Fund, Growth & Income Fund, Market Return Fund, U.S. Growth Leaders Fund, Small Cap Leaders Fund, Bunker Hill Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Core Bond Fund, Opportunity Bond Fund, High Income Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund and California Municipal Income Fund, as of October 31, 2003 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods in the period ended October 31, 2003. In addition, we have audited the statements of cash flows for the year ended October 31, 2003 for GNMA Fund, Core Bond Fund and Opportunity Bond Fund. These financial statements and financial highlights are the responsibility of the Paydenfunds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Paydenfunds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, and the cash flows of GNMA Fund, Core Bond Fund and Opportunity Bond Fund for the year ended October 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 24, 2003

Annual Report	76

Name, Address and Age	Position with Fund	Year Elected	Principal Occupation(s) Past 5 Years	Funds Series	Other Directorships Held
Trustees 333 S. Grand Avenue Los Angeles CA 90071

W.D. Hilton, Jr. Age 56	Independent Trustee	1993	President and CEO, Trust Services, Inc. (since 1997); Executive Director (since 1999) and previously Managing Trustee, NGC Settlement Trust, Fuller-Austin Asbestos Settlement Trust, Swan Settlement Trust and Utex Industries Settlement Trust	All	Trustee, The Metzler/Payden Investment Group; Director, Bermuda Fire & Marine Insurance Co.

James Clayburn LaForce Age 74	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group; Director, BlackRock Closed End Funds; Director, Advisors Series Trust; Director, CancerVax

Gerald S. Levey, M.D. Age 66	Independent Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr. Age 58	Independent Trustee	1993	President and CEO, Automobile Club of Southern California	All	Director, Newhall Land and Farming Company; Director, Blue Shield of California

Dennis C. Poulsen Age 60	Independent Trustee	1992	Chairman, Rose Hills Company (since 2002), previously Chairman of the Board	All	Director, Rose Hills Company; Director, Ameron International Co.

Stender E. Sweeney Age 62	Independent Trustee	1992	Private Investor	All

Joan A. Payden Age 72	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff Age 39	Interested Trustee	1992	Managing Principal and Director, Payden & Rygel	All

Mary Beth Syal Age 41	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	All

Officers 333 S. Grand Avenue Los Angeles CA 90071

Joan A. Payden Age 72	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	All

Yot Chattrabhuti Age 47	Vice President	1997	Senior Vice President, Mutual Fund Operations, Payden & Rygel	All

Bradley F. Hersh Age 35	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel (since 1998); previously Assistant Controller, Sierra Capital Management	All

Brian W. Matthews Age 42	CFO	2003	Managing Principal and CFO, Payden & Rygel	All

David L. Wagner Age 51	Vice President	1996	Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock Age 52	Secretary	1997	Managing Principal and General Counsel, Payden & Rygel	All

77	Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden & Rygel Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

GLOBAL BOND FUNDS
Global Short Bond Fund
Global Fixed Income Fund
Emerging Markets Bond Fund

TAX EXEMPT BOND FUNDS
Short Duration Tax Exempt Fund
Tax Exempt Bond Fund
California Municipal Income Fund

Paydenfunds
333 South Grand Ave Los Angeles, California 90071
1 800 5-PAYDEN 1 800 572-9336 payden.com

ITEM 2. CODE OF ETHICS

As of October 31, 2003, the registrant has adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Trustees has determined that W.D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees:

Fiscal year ending October 31, 2002: $389,195

Fiscal year ending October 31, 2001: $403,675

(b) Audit-Related Fees:

Fiscal year ending October 31, 2002: $0

Fiscal year ending October 31, 2002: $0

(c) Tax Fees – For preparation of the annual tax returns (state and Federal) for each Fund:

Fiscal year ending October 31, 2002: $80,075

Fiscal year ending October 31, 2001: $97,000

(d) All Other Fees:

Fiscal year ending October 31, 2002: $137,955

(i)	$17,500: Review of Semi-Annual Report for compliance with generally accepted accounting principles (GAAP) and SEC regulations.
(ii)	$ 4,600: Analysis of diversification status for purposes of qualifying as a registered investment company.
(iii)	$74,455: Consulting services with respect to the registrant’s disclosure control and internal control policies and procedures.

Fiscal year ending October 31, 2001: $12,000

(i)	$ 9,000: Review of Semi-Annual Report for compliance with generally accepted accounting principles (GAAP) and SEC regulations.
(ii)	$ 3,000: Analysis of diversification status for purposes of qualifying as a registered investment company.

(e)(1) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees:

Fiscal year ending October 31, 2002: $233,030

$218,030: Registrant (Item 4(c) and (d))

$ 15,000: Payden & Rygel (for preparation of the firm’s annual state and Federal tax returns)

Fiscal year ending October 31, 2001: $123,000

$109,000: Registrant (Item 4(c) and (d))

$ 14,000: Payden & Rygel (for preparation of the firm’s annual state and Federal tax returns)

(h) In the fiscal years ending October 31, 2001 and October 31, 2002, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment of, scope of services to be provided by and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that material information relating to the registrant has been made known to them by others within the registrant, particularly during the six-month period ended April 30, 2003.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers (adopted June 10, 2003).

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ JOAN A. PAYDEN
Joan A. Payden Chairman and President

Date: January 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ BRIAN W. MATTHEWS
Brian W. Matthews Vice President and Chief Financial Officer

Date: January 9, 2004